As filed with the Securities and Exchange Commission on October 29, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

(Formerly Socially Responsive Fund)

Value Fund

Annual Report

August 31, 2018

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	6
Equity Income Fund	10
Focus Fund	14
Genesis Fund	17
Global Equity Fund	20
Global Real Estate Fund	24
Greater China Equity Fund	27
Guardian Fund	31
International Equity Fund	34
International Select Fund	37
International Small Cap Fund	40
Intrinsic Value Fund	44
Large Cap Value Fund	47
Mid Cap Growth Fund	50
Mid Cap Intrinsic Value Fund	53
Multi-Cap Opportunities Fund	57
Real Estate Fund	60
Small Cap Growth Fund	63
Sustainable Equity Fund	66
Value Fund	70
FUND EXPENSE INFORMATION	80
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	84
Emerging Markets Equity Fund	86
Positions by Industry	89
Equity Income Fund	92

Focus Fund	96
Genesis Fund	100
Global Equity Fund	103
Positions by Industry	105
Global Real Estate Fund	107
Positions by Sector	109
Greater China Equity Fund	111
Guardian Fund	113
International Equity Fund	119
Positions by Industry	121
International Select Fund	123
Positions by Industry	125
International Small Cap Fund	127
Positions by Industry	129
Intrinsic Value Fund	131
Large Cap Value Fund	134
Mid Cap Growth Fund	137
Mid Cap Intrinsic Value Fund	140
Multi-Cap Opportunities Fund	143
Real Estate Fund	145
Small Cap Growth Fund	147
Sustainable Equity Fund	149
Value Fund	151
FINANCIAL STATEMENTS	153
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	221
Emerging Markets Equity Fund	221
Equity Income Fund	223
Focus Fund	225
Genesis Fund	227
Global Equity Fund	229
Global Real Estate Fund	231
Greater China Equity Fund	233
Guardian Fund	233

International Equity Fund	237
International Select Fund	239
International Small Cap Fund	241
Intrinsic Value Fund	243
Large Cap Value Fund	243
Mid Cap Growth Fund	247
Mid Cap Intrinsic Value Fund	249
Multi-Cap Opportunities Fund	251
Real Estate Fund	253
Small Cap Growth Fund	255
Sustainable Equity Fund	259
Value Fund	261
Reports of Independent Registered Public Accounting Firms	268
Directory	272
Trustees and Officers	273
Proxy Voting Policies and Procedures	284
Quarterly Portfolio Schedule	284
Notice to Shareholders	285

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

During the 12-month reporting period ended August 31, 2018, we saw a significant shift in investor sentiment—from increasing confidence around global growth and trade trends through January—to concern through the end of the period; as inflation, oil prices, and potentially disruptive U.S. trade policy made headlines and increased volatility.

The U.S. equity market remained positive, though its momentum slowed. Developed international markets returned some of their early gains, and fortunes reversed for emerging markets, the beneficiaries of risk appetite in the first half of the period.

Ten years after the global financial crisis, global economic trends are, in fact, very healthy. U.S. household income has finally returned to 2007 levels. Unemployment has dropped in the U.S. and Eurozone, consumer confidence has improved, GDP growth rates have climbed across the developed and developing world, and corporate profits and balance sheets are strong.

However, investors are understandably concerned that tariffs and trade protectionism could disrupt these positive trends. Policy uncertainty causes business leaders to delay expansion plans, and draw down inventories. This is happening in Europe now, leading the European Central Bank to reduce growth forecasts this September. Trade wars also cost jobs, damaging income and spending. Further, tariffs increase the cost of goods, adding to inflationary pressures, and decreasing purchasing power. Unintended consequences are another factor—such as the losses U.S. farmers faced this year when China placed retaliatory tariffs on U.S. agricultural exports.

Other trends impacting investor sentiment are the rise in oil price, which increases costs to both manufacturers and consumers; and rising interest rates, which the U.S. Federal Reserve suggests may increase two additional times in 2018 in response to signs of inflation. Debt is another concern. Student debt, for example, has doubled to $1.5 trillion since the financial crisis, and is now the second largest category of household debt behind mortgages. This stressor potentially delays major purchases and new household formation.

As markets measure optimistic data against various risk factors, we anticipate volatility will continue. The benefit of a strong team of managers with deep analyst bench strength is the ability to thoroughly investigate, and discriminate between investment opportunities, and to be ready to take advantage of pricing anomalies as they arise. Our teams work to identify the sectors of the economy that they believe can grow regardless of overarching pressures, and those companies best positioned within them; the parts of the economy best insulated from headline risk, and the companies with cash flows and reserves sufficient to survive and perhaps even benefit from economic dips; and companies with niche markets or undiscovered value.

As we wait for the cloud of policy uncertainty to diminish, our managers will continue to work to use volatility to investors' advantage, building portfolios of stocks they believe represent the most rewarding longer-term opportunities.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

JOSEPH V. AMATO

PRESIDENT AND CEO

NEUBERGER BERMAN MUTUAL FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund Institutional Class generated a 10.44% total return for the fiscal year ended August 31, 2018, underperforming its benchmark, the S&P 500® Index (the Index), which posted a 19.66 % total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, the market (as measured by the Index) set a new all-time high, as the current expansion officially became the longest in U.S. history, driven by "growth" stocks with limited, and, in many cases, no dividend programs. Overall within the Index, all eleven sectors posted gains with Information Technology (IT), Consumer Discretionary, and Energy benefitting the most.

The Fund seeks long term capital appreciation and current income in line with its benchmark. We believe this approach identifies companies with strong business models generating cash to grow their businesses while providing dividend distributions to shareholders. We focus on companies that we judge to have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

The Fund generated the bulk of its returns from its average ~19% allocation to IT as Microsoft drove results. Under the leadership of CEO Satya Nadella, the tech giant has become a dominant player in cloud computing services, gaining market share from rivals. Positive momentum reinforced investor enthusiasm as the company's double-digit free cash flow growth has been used aggressively towards growing its dividend policy.

On the other end of the spectrum, the flash memory producer Western Digital was among our losers as waning demand weighed on performance. However, we believe this pullback could present a buying opportunity as this business remains, in our view, well positioned to benefit from reaccelerating demand for high capacity enterprise devices.

Within Industrials, stock selection was strong as CSX was our top overall performer. Shares of the rail operator rallied sharply as industry veteran Hunter Harrison took the helm as CEO in early 2017. During the reporting period, Mr. Harrison sadly passed away; however, during his tenure he successfully streamlined operations—unlocking significant value for shareholders. In our view, this freight holding remains well positioned to benefit from an uptick in consumer confidence and infrastructure projects, transporting consumer goods and raw materials.

On the commodity front, the portfolio's Energy exposure generated significant positive returns. Several holdings posted attractive results, moving higher with oil prices, as West Texas Intermediate crude oil was priced at approximately $70 at the end of the reporting period. Stock selection across our oil/gas holdings lifted results as Devon Energy was among our top performers. This upstream business rallied as management raised their output guidance driven by improving well productivity from the Delaware Basin. From a capital allocation perspective, management remains aligned with shareholders through stock buybacks and dividend increases, making this, in our view, an ideal investment given our mandate.

However, Materials detracted from absolute and relative performance. Stock performance was largely driven by the commodities these companies produce, including gold, cobalt and copper, which all declined in price, primarily in the final months of the period. We continue to believe the supply of these metals is likely to face challenges in coming years, while demand is likely to be driven, in the case of cobalt and copper, by the trend towards electric vehicles.

Lastly, Health Care exposure negatively impacted relative results versus the Index as Allergan preferred stock was among our laggards. This position was eliminated with proceeds used to fund opportunities elsewhere.

Directionally, we remain positive on the health of the economy. In our view, valuations across equities remain supported by robust corporate results as the market rally has been driven by the strongest profit growth witnessed in several years. Moreover, earnings season provided further insight into capital allocation plans whereby we anticipate greater dividend growth potential. However, looking ahead, we feel the effects from tax reforms likely represented a one time benefit, and feel volatility could be stoked by protectionist rhetoric. Under this scenario, equities could face headwinds, making a compelling case for dividend paying stocks as a defensive ballast. Given this backdrop, we remain focused on the search for high-quality cash-generative companies for risk-adverse investors.

We thank you for your investment in our Fund.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	11.4%
Consumer Staples	6.9
Energy	9.7
Financials	12.6
Health Care	13.5
Industrials	15.1
Information Technology	18.8
Materials	6.4
Short-Term Investments	5.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	10.44%	14.80%
Class A	12/15/2015	9.98%	14.39%
Class C	12/15/2015	9.17%	13.51%
Class R6	12/15/2015	10.51%	14.85%
With Sales Charge
Class A		3.65%	11.92%
Class C		8.17%	13.51%
Index
S&P 500® Index[1,15]		19.66%	16.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.70%, 2.16%, 2.82% and 1.67% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.64% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of –2.49% for the fiscal year ended August 31, 2018, lagging its benchmark, the MSCI Emerging Markets Index (Net) (the Index), which reported a total return of –0.68% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Although Emerging Market (EM) equities performed extremely well during the first half of this period—as risk appetite, positive GDP growth revisions, and global growth trends attracted investors—the market reversed course in February 2018. Volatility and negative sentiment prevailed for the remainder of the period on fears of the global repercussions of U.S.-China trade tensions. U.S. policy toward other trading partners, a stronger U.S. dollar, rising U.S. interest rates, and rising oil prices compounded pressures through the end of the period.

Within the Index, the defensive Health Care sector and commodity price driven Energy sector were standout performers. Each posted double-digit positive returns for the period. Information Technology (IT) and Materials stocks also outperformed the Index overall. The interest rate sensitive Telecommunication Services and Real Estate sectors, and economically sensitive Industrials, declined significantly. Among individual markets, Qatar, Thailand, and Czech Republic were top performers. Turkey saw the sharpest losses, followed by Greece and Pakistan.

The portfolio lagged the Index most within the Consumer Discretionary and Consumer Staples sectors, and also due to a relative underweight to Energy. Relative returns were positive within Financials, due both to strong stock selection and our underweight on average during the period. Stock selection was advantageous within Health Care, and IT as well. By country, holdings based in China, South Africa, and Korea outperformed while those based in India, Russia, and Taiwan lagged.

Top contributors included China's Sinopharm, which demonstrated strong cost containment, enabling investors to focus on the robust growth prospects within its strong drug pipeline. Despite concerns over peak smartphone sales, Taiwan Semiconductor continues to benefit from demand for high-end semiconductor chips used in other application such as artificial intelligence and 5G communications. Ping An Insurance, a leading private property and casualty insurer, delivered better-than-expected earnings, aided by its financial technology products, which have been increasingly adopted by other Chinese financial institutions.

Detractors included X5 Retail, a Russian food retailer that retreated along with other Russian domestic names, as investors grew concerned about the impact of sanctions on the Russian economy. Elite Material, the Taiwanese eco-friendly printed circuit board supplier, fell as recent quarterly margins disappointed investors due to recently lost contracts; however, we believe the firm could potentially gain market share. China Everbright declined following a surprise rights issue and poor communication from the management team.

Looking ahead, while the recent selloff has left EM equities cheaper on a price to earnings basis, we would distinguish between market segments that are cheap for a reason, such as commodities (which suffer from underlying price volatility), and areas where we believe earnings can be sustained, such as smaller cap stocks. As such, part of our current emphasis is identifying small cap names with sufficient liquidity that were sold off based on sentiment rather than fundamentals.

Although we anticipate ongoing equity market volatility, the EM earnings growth forecast*, for both 2018 and 2019, remains in double-digit growth territory despite the U.S. dollar's strength, which speaks to the fundamental strength of EM companies. As the year progresses, we will continue to seek individual companies where we believe growth can be sustained regardless of tougher market conditions.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

*  Source: Bank of America Merrill Lynch as of September 2018

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	–2.49%	5.38%	8.61%
Class A	10/08/2008	–2.78%	5.11%	8.34%
Class C	10/08/2008	–3.51%	4.31%	7.53%
Class R3[10]	06/21/2010	–3.16%	4.68%	8.01%
Class R6[22]	03/15/2013	–2.46%	5.45%	8.65%
With Sales Charge
Class A		–8.35%	3.88%	7.70%
Class C		–4.47%	4.31%	7.53%
Index
MSCI Emerging Markets Index (Net)[1,15]		–0.68%	5.04%	7.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.37%, 1.74%, 2.46%, 2.02% and 1.27% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 1.51%, 2.26%, 1.92% and 1.19% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 10.58% total return for the fiscal year ended August 31, 2018, trailing its benchmark, the S&P 500® Index (the Index) which posted a 19.66% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During this timeframe, the market (as measured by the Index) set a new all-time high, as the current expansion officially became the longest in U.S. history driven by "growth" stocks with lower, and, in many cases, no dividend programs. In fact, stocks with dividend yields below the S&P's aggregate yield of 1.8% contributed about 60% of the market return over that period.

The Fund has an objective-based strategy, targeting a total return between stocks and bonds with lower volatility relative to the broader equity market. This portfolio is diversified among dividend-paying stocks and convertible bonds, selected through extensive analysis of cash flow prospects, which we believe have the ability to sustain and grow dividends.

The Fund's largest contribution to total returns came from its average ~12% allocation to the Information Technology sector. The passage of tax reform and the resulting clarity around cash repatriation helped to drive sector earnings expectations and shares higher. Microsoft was a key contributor to the Fund's performance during the period. This company has become a dominant player in cloud computing services, leading to double-digit free cash flow growth, rising dividends, and share repurchases. On the other end of the spectrum, the flash memory producer Western Digital was among our losers as pricing of its key products remains a market concern.

On the commodity front, the Fund's stock selection across our oil/gas holdings lifted absolute and relative results. We believe several commodities have attractive supply-demand fundamentals, and the Fund's holdings in this sector can provide a potential hedge against inflation.

Elsewhere, our underweight to Consumer Discretionary holdings weighed on performance, as the sector was lifted by constituents with limited free cash flow and dividends. Within this space, L Brands dampened results of the Fund, as sales within its Pink brand faced mounting challenges, offset partially by improving sales at the company's Bath & Body Works segment.

Financials, and in particular Banks, continued to be a key component of the Fund. Over the period, stock selection contributed positively to performance. The sector has exhibited high correlation with 10-year U.S. Treasury note yields, which helps to offset the interest rate sensitivity inherent in the Fund.

The Fund increased its exposure to convertible bonds over the course of the year. Rising yields in the high yield market have led issuers to consider convertible bonds. We believe this trend is likely to continue, and have found attractive risk-reward opportunities in this eclectic asset class.

The Fund's use of written options contributed positively to performance during the period.

Directionally, we remain positive on the health of the economy. In our view, valuations across equities remain supported by robust corporate results as the market rally has been driven by the strongest profit growth witnessed in several years. Capital allocation plans for our companies continue to include dividends and importantly growth in dividends as a key component. However, we feel the effects from tax reforms likely represented a one time benefit, and feel volatility could be stoked by protectionist rhetoric. Under this scenario, equities could face headwinds, making a compelling case for dividend paying stocks as a defensive ballast. In our opinion, companies with growing free cash flow, strong balance sheets, and capital allocation strategies that benefit shareholders with current yield, while re-investing for the future, will deliver attractive returns in the future.

We thank you for your investment in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.4%
Consumer Staples	3.5
Energy	8.6
Financials	12.0
Health Care	6.6
Industrials	16.5
Information Technology	11.5
Materials	5.2
Telecommunication Services	1.7
Utilities	13.2
Convertible Bonds	11.1
Short-Term Investments	3.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	10.58%	9.83%	7.93%	7.95%
Class A13	06/09/2008	10.21%	9.43%	7.51%	7.59%
Class C13	06/09/2008	9.36%	8.61%	6.73%	6.92%
Class R3[13]	06/21/2010	9.93%	9.15%	7.35%	7.46%
With Sales Charge
Class A13		3.84%	8.15%	6.88%	7.05%
Class C13		8.36%	8.61%	6.73%	6.92%
Index
S&P 500® Index[1,15]		19.66%	14.52%	10.86%	8.85%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.69%, 1.06%, 1.80% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT13

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 13.05% total return for the fiscal year ended August 31, 2018, underperforming its benchmark, the S&P 500® Index (the Index), which provided a 19.66% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period. After rising over the first five months of the period, the overall stock market fell sharply in February and March 2018. This occurred given concerns that the U.S. Federal Reserve may raise interest rates at a faster pace than previously expected. However, this was a short-term setback, as the market then rallied over the last five months of the period and reached several new all-time highs in August 2018. This rally was driven by a number of factors, including overall strong corporate profits and accelerating growth in the U.S.—both of which overshadowed concerns over a global trade war. All told, the Index gained 19.66% for the 12-month period.

Within the Index, Information Technology (IT), Consumer Discretionary and Energy led sector performance. These areas benefited from the solid U.S. economy, which bolstered consumers and enhanced operating conditions for many businesses. Defensive areas such as Utilities, Consumer Staples, and Telecommunication Services were the weakest segments of the Index over the period.

The greatest detractors from relative performance stemmed from IT, where our holdings generated softer returns than their counterparts in the Index. A notable shortfall was in the Software industry, where we owned cybersecurity firm Symantec Corp. Its shares fell sharply as the company released disappointing fiscal results and weaker than expected guidance. Symantec Corp. was sold during the period. Consumer Discretionary was also a source of relative weakness for the Fund. The greatest loss stemmed from the Household Durables industry, as shares of Whirlpool Corp. declined in the wake of disappointing earnings and concerns over potential trade issues.

Consumer Staples provided the largest lift to relative performance for the Fund owing to better overall stock selection. In particular, the Fund's holding in the Food Products industry added the most value. A standout performer was packaged foods company Conagra Brands, Inc. Its shares rallied sharply as the company released strong operational results. Stock selection in the Industrials sector was also beneficial, led by the Fund's positions in the Road & Rail industry. A top performer in this segment was CSX Corp. The company reported robust earnings that exceeded expectations.

The Fund's use of purchased and written options detracted from performance during the period.

Looking ahead, we believe the U.S. economy has the necessary momentum to continue expanding. While growth will likely moderate from the second quarter's robust rate, in our view it will still grow at a solid pace as the year progresses. This, in turn, would likely further bolster equity fundamentals and could continue to drive the stock market upward in our view. That being said, there are areas of uncertainty that could lead to periods of volatility. For example, the levying of additional tariffs and restrictions on key U.S. trade partners could backfire if it escalates into a trade war that results in rising prices for U.S. consumers. The geopolitical backdrop is also a source of apprehension with the rise of nationalist fervor in Europe. While the general equity market has at times been swayed by external macro conditions, we believe that our bottom-up investment strategy has the potential to mitigate these broader uncertainties. We therefore conduct extensive fundamental research on individual stocks to create a portfolio that we believe can generate positive returns over an economic cycle.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	16.5%
Consumer Staples	6.4
Energy	6.8
Financials	15.3
Health Care	14.7
Industrials	8.6
Information Technology	20.4
Materials	3.0
Telecommunication Services	4.4
Utilities	2.7
Short-Term Investments	1.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	13.05%	11.67%	8.59%	10.53%
Trust Class[3]	08/30/1993	12.88%	11.46%	8.37%	10.51%
Advisor Class[4]	09/03/1996	12.62%	11.30%	8.18%	10.44%
Institutional Class[5]	06/21/2010	13.20%	11.85%	8.75%	10.56%
Class A19	06/21/2010	12.80%	11.44%	8.43%	10.50%
Class C19	06/21/2010	11.92%	10.62%	7.77%	10.40%
With Sales Charge
Class A19		6.34%	10.13%	7.79%	10.40%
Class C19		11.18%	10.62%	7.77%	10.40%
Index
S&P 500® Index[1,15]		19.66%	14.52%	10.86%	10.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.93%, 1.11%, 1.27%, 0.76%, 1.14%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12%, and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class generated a 26.73% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the Russell 2000® Index (the Index), which provided a 25.45% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite weakness in early calendar year 2018, the U.S. stock market generated strong results during the reporting period. After rising over the first five months of the period, the overall stock market declined in February and March 2018. This turnaround occurred given concerns that the U.S. Federal Reserve may raise interest rates at a faster pace than previously expected. However, this proved to be a temporary setback, as the market then rallied during the last five months of the period and reached several new all-time highs in August 2018. This was driven by a number of factors, including corporate profits that often exceeded expectations and accelerating growth in the U.S.—both of which overshadowed concerns over a global trade war. All told, the S&P 500® Index gained 19.66% for the 12-month period. Small-cap stocks also produced even stronger results, as the Russell 2000 Index gained 25.45%.

The Fund outperformed the benchmark during the reporting period, as both sector allocation and stock selection were positive for results. From a sector allocation perspective, having no exposure to real estate investment trusts (REITs) was the most additive for results. We do not typically own REITs, as they do not meet our investment criteria. In addition, REITs are often viewed as bond-proxies and they underperformed given rising interest rates. Elsewhere, having no allocation to Utilities, another bond-proxy, was beneficial. Within the Information Technology (IT) sector, an overweight to higher quality Software companies was a meaningful contributor to performance. Conversely, within the IT sector, an underweight to the lower quality, more speculative Internet Software & Services industry was the largest detractor from results. Finally, an underweight to Biotechnology companies and a modest allocation to cash were headwinds to performance.

In terms of stock selection, our holding in the IT sector was the largest contributor to relative returns, partially driven by our Software and Electronic Equipment, Instruments & Components names. Within the Consumer Staples sector, several Food Products and Household Products holdings benefited relative performance. Looking at the Health Care sector, our Life Science Tools & Software names were the most additive for returns. On the downside, stock selection in the Industrials (mostly Machinery), Consumer Discretionary (mostly Specialty Retail and Hotels, Restaurants & Leisure) and Health Care (mostly Health Care Equipment & Supplies) sectors were the largest detractors from relative performance.

While the labor market in the U.S. has tightened amidst a vibrant domestic economy, economic activity outside the U.S. appears to be decelerating. We believe this is most likely due to increased uncertainty around trade disputes and a stronger U.S. dollar. The latter acts to increase the burden of dollar-based loans, particularly in many emerging markets. Domestically-oriented small-caps benefited from their perceived insulation from global trade wars. We will have to wait and see if trade rhetoric turns out to be part of a negotiating process or something more serious. Either way, companies with superior business models and strong balance sheets, as well as those with high returns defended by competitive moats that grow earnings and free cash flow faster than the market overall, in our view, will outperform in the long term. We began to see evidence of this in the tail end of the reporting period. Whether or not this is sustainable will depend on the direction of interest rates, whether there is a spillover effect from moderating growth overseas and other factors that could impact investor sentiment.

Sincerely,

JUDITH M. VALE AND ROBERT W. D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.8%
Consumer Staples	5.0
Energy	4.9
Financials	15.7
Health Care	13.5
Industrials	18.4
Information Technology	21.8
Materials	6.3
Real Estate	0.6
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	26.73%	12.42%	9.46%	12.56%
Trust Class[3]	08/26/1993	26.64%	12.33%	9.38%	12.54%
Advisor Class[4]	04/02/1997	26.31%	12.02%	9.09%	12.31%
Institutional Class[5]	07/01/1999	26.96%	12.61%	9.66%	12.71%
Class R6[23]	03/15/2013	27.07%	12.69%	9.61%	12.61%
Index
Russell 2000® Index[1,15]		25.45%	13.00%	10.46%	10.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.02%, 1.09%, 1.36%, 0.85% and 0.77% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.75% for Class R6 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a total return of 14.53% for the fiscal year ended August 31, 2018, outperforming the 11.41% total return of its benchmark, the MSCI All Country World Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the first half of this period, global equity markets climbed steadily on positive and improving economic data, healthy global trade, strong corporate earnings, and low interest rates. By February 2018, emerging markets and U.S. equities were up approximately 16 percent from the beginning of the period, with developed international markets not far behind. Since February, volatility increased sharply. Protectionist U.S. trade policy, higher oil prices, and early signs of inflation—suggesting higher interest rates—gave investors pause. This slowed U.S. equity momentum, damaged international developed market returns and pushed emerging markets into negative territory.

Within the Index, the Information Technology (IT), Energy, and Consumer Discretionary sectors outperformed, with cyclical sectors benefiting from generally positive economic data, and Energy from higher oil prices. Interest rate sensitive areas including Utilities and Telecommunication Services lagged, as did Consumer Staples. By country, Israel, Qatar, and the U.S. led the Index this period, while Turkey, Greece, and Pakistan were among markets posting losses.

Both stock selection and sector allocation benefited the portfolio's relative performance this period. Stock selection within Consumer Staples, Financials, and Industrials had the largest positive effect. By country, holdings from the U.S., UK, and Netherlands added to relative performance.

Individual contributors included Amazon.com, ASML, and Centene. Amazon, the e-commerce giant, posted better than expected results and guided targets higher, driven by revenue acceleration in the web services division. Dutch semiconductor specialist ASML benefited from solid earnings announcements, and managed care provider Centene's second quarter results beat analyst expectations.

Portfolio holdings lagged the benchmark in the IT, Health Care, and Energy sectors. By country, holdings based in Israel, France and Germany underperformed.

Detractors included Western Digital, Tower Semiconductor, and Valeo. Western Digital, the U.S. memory chip maker, declined on concerns that memory chip prices will fall. We believe these fears to be overdone, and added to the position. Tower Semiconductor, the Israeli headquartered semiconductor foundry, announced solid fourth quarter results but revised guidance downwards based on weaker first quarter demand, particularly in smartphones; and Valeo, the French auto parts supplier, was caught up in the selloff due to rising global trade tensions.

While a trade dispute between the U.S. and China is unhelpful for market sentiment in the near term, we anticipate that cooler heads will prevail and a major trade-driven global slowdown will be avoided. Still, the economic effects are uncertain until negotiations conclude.

Our focus generally remains on what we believe are the most innovative businesses in the healthier countries. We believe this helps insulate the portfolio from political uncertainty and helped reduce volatility and drive relative performance this period. We endeavor to avoid firms exposed to markets characterized by low economic growth, significant debt and limited appetite for reform.

Continued volatility should afford us opportunities to add or trim positions in core names. Our focus remains on quality businesses that we anticipate will benefit from secular growth, niche business models and/or defensive end-markets, which, historically, have typically helped our portfolios experience lower volatility than the market.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	14.53%	10.08%	7.57%
Class A	06/30/2011	14.17%	9.73%	7.21%
Class C	06/30/2011	13.22%	8.88%	6.40%
With Sales Charge
Class A		7.55%	8.43%	6.33%
Class C		12.22%	8.88%	6.40%
Index
MSCI All Country World Index (Net)[1,15]		11.41%	9.67%	8.51%

  The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 7.12%, 7.54% and 8.27% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a 4.98% total return for the fiscal year ended August 31, 2018, underperforming its benchmark, the FTSE EPRA/NAREIT Developed Index (Net) (the Index), which generated a 5.49% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of weakness, the global stock market, as measured by the MSCI All Country World Index (Net), generated strong results during the reporting period. After rising over the first five months of the period, the global stock market declined in February and March 2018. This turnaround occurred given concerns that the U.S. Federal Reserve (Fed) may raise interest rates at a faster pace than previously expected. This proved to be a temporary setback in the U.S, as its market then rallied during the last five months of the period and reached several new all-time highs in August 2018. This was driven by a number of factors, including corporate profits that often exceeded expectations and accelerating growth in the U.S. In contrast, equities outside the U.S. remained largely challenged, partially due to signs of moderating growth and concerns over a global trade war. Comparatively, global real estate investment trusts (REITs) posted less robust results during the period.

The Fund underperformed the benchmark during the reporting period. The Fund's positioning from a regional/country perspective relative to the Index detracted from results. In particular, an overweight to the Netherlands on average during the period, along with underweights to the U.S and Austria, were the largest detractors from relative performance. On the upside, overweights to Spain and Canada, coupled with an underweight to Singapore, were additive for results.

On the upside, stock selection contributed to the Fund's results. Our holdings in the Industrial & Office REITs, Residential REITs, and Retail REITs sectors were the most additive for returns. The largest detractors from performance were the Fund's holdings in the Real Estate Holding & Development, and Specialty REITs sectors.

We anticipate seeing solid economic growth for the U.S. as the year progresses, and for the Fed to take a measured approach in terms of further rate hikes. While interest rate movements could be a near-term headwind, we believe the drivers of this change, namely solid economic and job growth, combined with modest inflation, should be positive for real estate fundamentals. The tax cuts signed into law in late 2017 have had a positive impact on corporate profitability, while also increasing disposable income for most consumers. Improved consumer confidence, accelerating non-residential fixed investment and modest inflation, if they continue, should benefit tenant demand for real estate space. We are monitoring the potential impact from proposed trade tariffs, government deregulation and infrastructure that may affect the real estate sector. Overseas, we continue to see a positive economic environment for most of Europe in 2018. In our view, continued growth in assets under management on the direct property side will put pressure on investors to deploy capital. That being said, the prospect of higher long-term interest rates may start to pose a challenge to pricing. Among the Asia-Pacific markets, the solid labor market and rising inflation continues to bolster the case, in our minds, for Japan real estate stocks in 2018, especially with loose monetary policy and greater focus on shareholder returns. We anticipate that Hong Kong will come under moderate pressure due to the rising interbank rates and the threat of the U.S./China trade war. We believe the fundamental outlook for Australia and Singapore remains quite solid and the two markets will likely prove more defensive in the near term.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	4.98%	5.01%
Class A	12/30/2014	4.47%	4.61%
Class C	12/30/2014	3.81%	3.85%
With Sales Charge
Class A		–1.54%	2.94%
Class C		2.81%	3.85%
Index
FTSE EPRA/NAREIT Developed Index (Net)[1,15]		5.49%	3.90%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 10.97%, 11.23% and 12.10% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary25 (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 4.37% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the MSCI China Index (Net) (the Index), which returned 0.22% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past 12 months, the China equity markets were quite volatile. In September 2017, profit taking led to markets consolidating, and investor sentiment was weighed down by Standard & Poor's downgrading China and Hong Kong's sovereign credit ratings, tighter restrictions on the sale of certain real property and escalating geopolitical risks. However, continued supply side reforms and the People's Bank of China (PBoC) eliminating foreign exchange derivative sales reserve requirements supported markets by month-end. Positive momentum continued into October due to policy support expectations from the 19th National Congress of the Communist Party of China, the State Council's supportive decision to cut reserve requirement ratio (RRR) aimed at small and medium enterprises financing, the PBoC's announcement of RRR reduction for certain banks and solid corporate earnings in the third quarter of 2017. News that the State Council is planning a pilot program for full convertibility of domestic shares to H-shares and announcements of significant business deals concluded with the U.S. after President Trump's visit to China led markets to trade higher in November, but they corrected sharply later as sentiment was impacted by purging of online microlenders, reduction of import tariffs, and property tightening policies. Towards year-end, despite concerns over liquidity, the PBoC raising rates for certain instruments and the U.S. Federal Reserve's third rate hike, China equity markets ended the year on a high note primarily due to the removal of uncertainty regarding U.S. tax reforms and bond yields surging after hawkish comments from European Central Bank policymakers. In January, both the domestic China A-shares market and offshore Hong Kong market rallied as macroeconomic indicators continued to reflect stable growth, most notably GDP growth of 6.9% for 2017. China equity markets corrected in February due to profit taking following January's markets rallying, options hedging and liquidity concerns. Macroeconomic data indicated mixed signals, and investors remained cautious ahead of earnings season and China's "Two Sessions" to be held in March.

Market performance continued to decline in March despite the State Council's approval of the China Securities Regulatory Commission's China depository receipts mechanism plans, and upcoming initial public offerings (IPOs) by Chinese tech unicorns as investors were concerned over trade war tensions between China and the U.S. Sentiment continued to weaken in April, as markets succumbed to pressure due to the U.S. ban on ZTE and investigations of Huawei. Towards month-end, the PBoC cut RRR for certain banks, but investors were cautious amid the ongoing earnings season. In May, investors took a risk-off position due to China-U.S. trade talks, U.S.-North Korea Summit developments, concerns over liquidity from heavy IPO pipeline in Hong Kong and the Eurozone geopolitical issues, but both the onshore and offshore markets pared some losses later in the month as the focus shifted towards A-shares inclusion into the MSCI Emerging Market Index ("MSCI"). Markets declined sharply in June primarily due to escalating trade war tensions. Despite A-shares having been effectively included in the MSCI and the PBoC continuing to cut RRR, sentiment was further weighed down by the continued depreciation of the Chinese Yuan (CNY), concerns over liquidity tightening, a hawkish Federal Open Market Committee, and weaker China economic data. China equity markets further consolidated in July from escalating Sino-U.S. trade tensions, CNY depreciation, weaker than expected Purchasing Managers Index and trade data, ongoing deleveraging, and tightening property policies. Later in the month, markets rebounded to pare some losses after the government announced a range of targeted measures to support the economy, including a shift to fiscal stimulus and credit easing. Weak performance of the markets extended into August despite positive company earnings results and a stabilizing CNY, but both onshore and offshore markets corrected towards month-end as trade tensions and emerging markets currency risks escalated once again.

For the 12-month period, contributors to performance relative to the Index included Consumer Discretionary (stock selection in Automobiles & Components, Hotels, Restaurants & Leisure, and Textiles, Apparel & Luxury Goods), Financials (stock selection within Insurance and Banks), Materials (an overweight to Construction Materials) and Health Care (an overweight). Detractors from performance relative to the Index included Energy (an underweight) and Utilities (an underweight and stock selection, primarily to environmental-related companies).

We continue to focus on companies that we believe have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of August 31, 2018, the Fund's largest sector overweight relative to the Index was Consumer Discretionary, followed by Consumer Staples and Industrials. The largest sector underweight was Information Technology, followed by Energy and Telecommunication Services. The Fund's top 10 positions comprised more than 50% of total portfolio assets at the end of August.

Economic activity in China for the second quarter of 2018 pointed towards slight moderation. Amongst the detracting factors were much lower than expected credit growth. While bank lending has moderated, the decrease in credit growth was primarily attributed to a decline in non-bank financing. This coincided with a drop in year over year growth in fixed asset investment, particularly infrastructure investment. At the same time, China retail sales were also softer than expected, driven primarily by weaker auto sales as certain tax subsidies on passenger vehicles came to an end. On the other hand, industrial production has remained resilient, led by strength within manufacturing. In addition, the property sector continues to be robust in terms of sales and new starts. Notwithstanding the relatively stable economic backdrop outlined above, all eyes have been on the rising trade tensions between China and the U.S. Investors have reacted via broad-based profit-taking which saw the MSCI China Index (Net) and CSI 300 Index (Net)* decline by –7.8% and –19.6%, respectively YTD. While we believe the implementation of tariffs is not productive and expected to weigh on global growth, their immediate impact on economic activity is expected to be relatively benign on China GDP growth, and slightly less for the US. The risk scenario is that the current situation further escalates from this point, either in the form of incremental tariffs announced and implemented by the U.S. (and Chinese countermeasures), or spillover effects into other areas of commerce between the world's two largest economies. Policy uncertainty has undoubtedly heightened, and the process towards de-escalation is expected to be lengthy. Nonetheless, we believe the Chinese government continues to have various tools at its disposal to dampen the potential economic impact of ongoing trade tensions. While deleveraging remains an important objective of policymakers, we may see a recalibration around its pace, leaving scope for potential cuts to the RRR for banks, more rapid issuance of local government bonds and open market injections. This would potentially mitigate the impact from a reduction in shadow bank financing. Policy moves on the fiscal side also seems to us to be probable through direct fiscal support to domestic investment and/or tax relief/subsidies to businesses and consumers. A combination of the above may help serve as a buffer to downside risk and restore calm to markets in the process. With the above in mind, we have continued to take advantage of recent market volatility by making incremental adjustments to the portfolio, seeking high quality companies we believe are capable of weathering shorter-term external shocks.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

*  The CSI 300 Index (Net) is a free-float weighted index that consists of 300 stocks with the largest market capitalization and liquidity from the entire universe of listed A share companies in China. Launched on April 8, 2005, the index aims to measure the performance of all the A shares traded on the Shanghai and Shenzhen stock exchanges.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	17.8%
Consumer Staples	7.0
Financials	26.6
Health Care	6.8
Industrials	8.8
Information Technology	23.4
Materials	5.7
Real Estate	2.6
Telecommunication Services	0.5
Utilities	0.4
Short-Term Investments	0.4
Total	100.0%

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	24.6%
Hong Kong	59.2
United States	16.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS25

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	4.37%	14.94%	14.92%
Class A	07/17/2013	4.02%	14.66%	14.62%
Class C	07/17/2013	3.26%	13.71%	13.67%
With Sales Charge
Class A		–1.98%	13.31%	13.30%
Class C		2.33%	13.71%	13.67%
Index
MSCI China Index (Net)[1,15]		0.22%	9.27%	10.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.69%, 2.07% and 2.80% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 21.86% total return for the fiscal year ended August 31, 2018, outperforming the 19.66% total return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period. After rising over the first five months of the period, the overall stock market declined in February and March 2018. This turnaround occurred given concerns that the U.S. Federal Reserve (Fed) may raise interest rates at a faster pace than previously expected. However, this proved to be a short-term setback, as the market then rallied during the last five months of the period. This was due to a number of factors, including corporate profits that often exceeded expectations and improving growth in the U.S.—both of which overshadowed concerns over a global trade war. All told, the Index gained 19.66% for the 12-month period.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that are growing their revenues and, as they do so, generate free cash flow that is reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets," or other market dislocations that have the potential to unlock intrinsic value.1

Stock selection, overall, was the largest contributor to the Fund's relative performance during the reporting period. In particular, holdings in the Industrials, Consumer Staples and Financials sectors were the most beneficial for performance. Conversely, stock selection in the Energy and Health Care sectors were the only meaningful detractors from relative results.

Sector allocation, overall, was also additive for performance during the period. This was primarily driven by underweights to Telecommunication Services and Consumer Staples, coupled with an overweight to Consumer Discretionary. Conversely, overweights to Industrials and Utilities detracted from results. The Fund's small cash position was also a headwind for performance as the market rallied sharply during the reporting period.

The Fund's use of purchased and written options contributed positively to performance during the period.

We entered the 2018 calendar year with a still constructive—albeit increasingly selective—outlook for U.S. equities. This was driven by solid global economic growth, lower corporate tax rates, repatriation of foreign earnings and the continued emergence of a more pro-business environment. Second quarter 2018 annualized GDP growth accelerated and, in our view, overall U.S. macroeconomic data has been steady. Meanwhile, strong growth helped move the economy to near full employment. However, we remain mindful that our constructive view on the equity market is not without its challenges. Despite positive U.S. and global economic data, the shift in Fed policy presents potential for spikes in volatility. The gulf between the social and economic agendas of the Republican and Democratic parties is wider than the historical norm. As a consequence, we believe that this adds a higher degree of risk to the timely implementation of legislative initiatives. We also continue to closely monitor the Trump administration's actions on global trade, as strong protectionist policies could impede economic growth and spur a trade war, both of which would hurt growth and the equity markets. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	19.8%
Consumer Staples	4.3
Energy	3.5
Financials	11.4
Health Care	6.1
Industrials	19.4
Information Technology	27.2
Materials	1.8
Utilities	2.7
Options Purchased	0.1
Short-Term Investments	3.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,11

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	21.86%	12.93%	9.62%	11.21%
Trust Class[3]	08/03/1993	21.76%	12.74%	9.44%	11.16%
Advisor Class[4]	09/03/1996	21.34%	12.42%	9.07%	11.02%
Institutional Class[5]	05/27/2009	22.15%	13.13%	9.81%	11.24%
Class A19	05/27/2009	21.67%	12.71%	9.43%	11.19%
Class C19	05/27/2009	20.74%	11.87%	8.68%	11.07%
Class R3[16]	05/27/2009	21.33%	12.40%	9.17%	11.15%
With Sales Charge
Class A19		14.67%	11.38%	8.79%	11.09%
Class C19		19.74%	11.87%	8.68%	11.07%
Index
S&P 500® Index[1,15]		19.66%	14.52%	10.86%	11.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.90%, 1.07%, 1.39%, 0.72%, 1.10%, 1.84% and 1.38% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio of the Class R3 shares was 1.37% after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of 5.12% for the fiscal year ended August 31, 2018, outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which provided a 4.39% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The fiscal year started on strong footing, with broadly positive global economic news buoying developed international equity markets. In the Eurozone, economic growth broadened to more countries, unemployment fell, and consumer confidence increased. Japan benefited from solid corporate earnings, strong global trade, and local economic and fiscal policies. From February through the period's end, however, the market shifted. Volatility increased as stronger U.S. economic data suggested the likelihood of higher interest rates, and concerns grew around aggressive U.S. trade policy. Investor fears resulted in a loss of much of the market's early gains.

Index returns were led by Energy, up over 26% on rising oil prices. Information Technology (IT) and Health Care also outperformed. There was wide dispersion between sector returns, however, with interest rate sensitive areas such as Telecommunication Services, Financials and Utilities posting losses. By country, Israel, Finland, and Norway saw the strongest returns, while Spain, Belgium, and Italy declined the most.

The Fund's outperformance resulted primarily from strong stock selection, with sector allocation a secondary benefit. Key areas of outperformance included Financials, Telecommunication Services and IT. By country, our holdings based in Switzerland, the Netherlands and Hong Kong outperformed.

Top individual contributors included HKBN, the Hong Kong telecom player, which reported solid earnings driven by increasing momentum in mobile and enterprise. Kose, the Japanese cosmetics firm, continued to expand sales in China, where penetration is still low, and internationally with their high-end brand, Decorte. Suncor Energy, the Canadian oil-sands player, rose with oil prices. Their production and free cash flows also look to be improving as new projects come on line.

Our Consumer Discretionary holdings underperformed the Index this period. The portfolio also underperformed slightly in Health Care, and an underweight to Energy had a small detrimental effect. From a country perspective, French and Israeli portfolio holdings underperformed, and an underweight to the robust Japanese market was also detrimental on a relative basis.

Individual detractors included Tower Semiconductor, the Israeli headquartered semiconductor foundry, which announced solid fourth quarter results but revised guidance downwards based on weaker first quarter demand, particularly in smartphones. SPIE, the French engineering services group, reported weaker than expected results for the first half of 2017 due to a challenging environment in their UK and oil and gas businesses. Valeo, the French auto parts supplier, was caught up in the selloff due to rising global trade tensions.

While a trade dispute between the U.S. and China is unhelpful for market sentiment in the near term, we anticipate cooler heads will prevail and a major trade-driven global slowdown will be avoided. Still, the economic effects are uncertain until negotiations conclude.

Our focus generally remains on the most innovative businesses in the healthier countries. We believe this helps insulate the portfolio from political uncertainty and helped reduce volatility and drive relative performance this period. We endeavor to avoid firms exposed to markets characterized by low economic growth, significant debt and limited appetite for reform.

Continued volatility should afford us opportunities to add or trim positions in core names. Our focus remains on quality businesses that we anticipate will benefit from secular growth, niche business models and/or defensive end-markets, which, historically, have typically helped our portfolios experience lower volatility than the market.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	4.88%	6.56%	4.74%	5.34%
Trust Class[12]	01/28/2013	4.84%	6.49%	4.70%	5.32%
Institutional Class	06/17/2005	5.12%	6.71%	4.83%	5.41%
Class A12	01/28/2013	4.77%	6.32%	4.61%	5.25%
Class C12	01/28/2013	4.05%	5.53%	4.18%	4.92%
Class R6[22]	09/03/2013	5.26%	6.81%	4.88%	5.45%
With Sales Charge
Class A12		–1.25%	5.07%	3.99%	4.78%
Class C12		3.05%	5.53%	4.18%	4.92%
Index
MSCI EAFE® Index (Net)[1,15]		4.39%	5.73%	3.66%	5.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.23%, 1.27%, 1.03%, 1.39%, 2.14% and 0.95% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a total return of 5.17% for the fiscal year ended August 31, 2018, outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which provided a 4.39% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The fiscal year started on strong footing, with broadly positive global economic news buoying developed international equity markets. In the Eurozone, economic growth broadened to more countries, unemployment fell, and consumer confidence increased. Japan benefited from solid corporate earnings, strong global trade, and local economic and fiscal policies. From February through the period's end, however, the market shifted. Volatility increased as stronger U.S. economic data suggested the likelihood of higher interest rates, and concerns grew around aggressive U.S. trade policy. Investor fears resulted in a loss of much of the market's early gains.

Index returns were led by Energy, up over 26% on rising oil prices. Information Technology (IT) and Health Care also outperformed. There was wide dispersion between sector returns, however, with interest rate sensitive areas such as Telecommunication Services, Financials and Utilities posting losses. By country, Israel, Finland, and Norway saw the strongest returns, while Spain, Belgium, and Italy declined most.

The Fund's outperformance resulted primarily from strong stock selection, with sector allocation a secondary benefit. Key areas of outperformance included Consumer Staples, Financials, and Telecommunication Services. By country, our holdings based in the Netherlands, Switzerland, and the UK outperformed.

ASML, Kose and Suncor Energy were among standout contributors for the period. Dutch semiconductor equipment specialist, ASML, benefited from solid earnings announcements. Kose, the Japanese cosmetics firm, continued to expand sales in China where penetration is still low, and internationally with their high-end brand, Decorte. Suncor, the Canadian oil-sands player, rose with oil prices. Their production and free cash flows also look to be improving as new projects come on line.

Stock selection detracted from relative results within the Consumer Discretionary sector. Underweights to Energy and Health Care relative to the Index detracted as well. By country, holdings in France and Israel, and our underweight to Japan detracted.

Individual detractors included Tower Semiconductor, the Israeli headquartered semiconductor foundry, which announced solid fourth quarter results but revised guidance downwards based on weaker first quarter demand, particularly in smartphones. SPIE, the French engineering services group, reported weaker than expected results for the first half of 2017 due to a challenging environment in their UK and oil and gas businesses; and Japan's Kansai Paint suffered due to higher input costs.

While a trade dispute between the U.S. and China is unhelpful for market sentiment in the near term, we anticipate cooler heads will prevail and a major trade-driven global slowdown will be avoided. Still, the economic effects are uncertain until negotiations conclude.

Our focus generally remains on the most innovative businesses in the healthier countries. We believe this helps insulate the portfolio from political uncertainty and helped reduce volatility and drive relative performance this period. We endeavor to avoid firms exposed to markets characterized by low economic growth, significant debt and limited appetite for reform.

Continued volatility should afford us opportunities to add or trim positions in core names. Our focus remains on quality businesses that we anticipate will benefit from secular growth, niche business models and/or defensive end-markets, which, historically, have typically helped our portfolios experience lower volatility than the market.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	5.17%	6.07%	3.77%	3.69%
Institutional Class[6]	10/06/2006	5.52%	6.45%	4.14%	4.05%
Class A14	12/20/2007	5.12%	6.07%	3.77%	3.69%
Class C14	12/20/2007	4.37%	5.28%	3.01%	3.00%
Class R3[14]	05/27/2009	4.92%	5.80%	3.52%	3.48%
Class R6[24]	04/17/2017	5.59%	6.19%	3.83%	3.74%
With Sales Charge
Class A14		–0.90%	4.83%	3.16%	3.18%
Class C14		3.37%	5.28%	3.01%	3.00%
Index
MSCI EAFE® Index (Net)[1,15]		4.39%	5.73%	3.66%	3.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.35%, 0.90%, 1.28%, 2.02%, and 1.52% for Trust Class, Institutional Class, Class A, Class C, Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2017 is 0.79% for Class R6 (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 0.80%, 1.16%, 1.91%, and 1.41% for Trust Class, Institutional Class, Class A, Class C, Class R3 shares, respectively, and the estimated total annual operating expense ratio is 0.73% for Class R6 after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)

Neuberger Berman International Small Cap Fund Institutional Class generated a total return of 9.06% for the fiscal year ended August 31, 2018, outperforming the 7.46% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The fiscal year started on strong footing, with broadly positive global economic news buoying international equity markets. In the Eurozone, economic growth broadened to more countries, unemployment fell, and consumer confidence increased. Japan benefited from solid corporate earnings, strong global trade, and local economic and fiscal policies. From February through the period's end, however, the market shifted. Volatility increased as stronger U.S. economic data suggested the likelihood of higher interest rates, and concerns grew around aggressive U.S. trade policy. International small cap stocks were somewhat insulated, as many domestically focused smaller-cap stocks—generally less likely to be impacted by trade policy—outperformed their larger-cap counterparts.

All sectors within the Index reported positive results this period, with a rebounding Energy sector significantly outperforming. Information Technology and Health Care were other areas of strong outperformance. Interest rate sensitive sectors, such as Financials, Utilities, and Telecommunication Services, lagged. By country, Israel and Denmark performed the best, while Hong Kong, Italy, and Finland saw losses.

Stock selection accounted for the portfolio's outperformance this period, particularly within Industrials and Real Estate. Consumer Discretionary holdings also outperformed. By country, the portfolio's Japanese, Swiss, and Canadian holdings outperformed.

Top contributors included Dechra Pharma, Interoll and Colliers. Dechra Pharma, a British veterinary drug company, delivered strong growth both organically and by acquisition, with solid margins. Interoll, a Swiss manufacturer of components for warehouse automation, continued to see strong organic growth both on revenues and orders, with positive development of its margins. Colliers, a Canadian real estate service provider, pursued its strategy of consolidation of the market with deals accretive to its margins.

The portfolio lagged the Index within Consumer Staples, Energy, and Health Care. Sector allocation was another small disadvantage to relative performance. By country, holdings based in the UK, Belgium, and Denmark detracted.

Individual detractors included CVS Group, Schouw & Co., and Byggmax Group. CVS Group, a British operator of veterinary clinics and laboratories, was negatively impacted by inflation pressure following the Brexit vote. We sold the stock, given our negative view on rising costs in the UK. Schouw & Co, a Danish holding, manufactures fish feed and non-woven textiles. The stock was negatively impacted by overcapacity in the fish feed business, and a combination of lower demand and rising input costs. Byggmax, a Swedish discount building-materials retailer, faced a more challenging local real estate market, and was sold.

While a trade dispute between the U.S. and China is unhelpful for market sentiment in the near term, we expect cooler heads will prevail and a major trade-driven global slowdown will be avoided. Still, the economic effects are uncertain until negotiations conclude.

Our focus generally remains on the most innovative businesses in the healthier countries. We believe this helps insulate the portfolio from political uncertainty and helped reduce volatility and drive relative performance this period. We endeavor to avoid firms exposed to markets characterized by low economic growth, significant debt and limited appetite for reform.

Continued volatility should afford us opportunities to add or trim positions in core names. Our focus remains on quality businesses that we anticipate will benefit from secular growth, niche business models and/or defensive end-markets, which, historically, have typically helped our portfolios experience lower volatility than the market.

Sincerely,

BENJAMIN SEGAL AND DAVID BUNAN
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	9.06%	20.92%
Class A	12/08/2016	8.60%	20.40%
Class C	12/08/2016	7.89%	19.57%
Class R6	12/08/2016	9.12%	20.96%
With Sales Charge
Class A		2.39%	16.35%
Class C		6.89%	19.57%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		7.46%	17.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 24.00%, 24.37%, 25.11% and 23.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.08%, 1.44%, 2.19% and 1.01% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2017 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 21.01% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the Russell 2000® Value Index (the Index), which returned 20.05% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While 2017 was a year of robust equity returns for most all investors, 2018 has been marked by volatility. Equities were down in the first calendar quarter, resumed their upward trend in the second quarter and continued to climb through August. At times market sentiment has been broadly bullish or bearish. Other times there were more specific preferences or avoidances—between growth or yield factors, global or domestic exposures and small or large capitalization. Thus far the result has been the outperformance of smaller and faster growing companies.

The market behavior is, in our view, the result of the Trump administration's high risk, high reward economic policies. Regardless of your politics, we can agree that the president's style is to upset the status quo. On one side we've seen positive, pro-growth oriented legislation (deregulation and tax reform) and on the other some higher risk initiatives with questionable economic benefit (trade negotiations and renewed Iran sanctions).

Although the prospect of tariffs makes global exposures a risk, that does not prevent companies with international revenues from contributing to performance. Two of our top contributors during the period have significant overseas sales (Ciena and Mellanox Technologies) while the global factor is hampering two of our laggards (Crown Holdings and MACOM Technology).

Our focus remains on finding long-term investment opportunities with the right mix of value and growth. The team continues to develop a robust set of new investment ideas. We introduced 19 new ideas and 13 positions were eliminated. At period end the portfolio's weighted average discount to intrinsic value stood at 26% versus 27% at the start.1

Finally, a few of words on our "activist" investments. Ciena has been executing well, winning new business and increasingly convincing investors that it is capable of generating attractive margins while returning capital to shareholders. VeriFone accepted our Director nominee late last year and in the second quarter agreed to an acquisition offer from private equity firm Francisco Partners. VeriFone was sold during the period. Verint posted solid quarterly earnings. Both of its segments, cyber and customer call center, are growing nicely. There are market rumors about Verint making a large acquisition. We don't know whether the deal mentioned in the press will come to pass but have made our opinions known to the company. Lastly, we recently engaged the Board of one of our largest and most undervalued investments and hope to have something positive to report in our next communication.

Wrapping it all up we're of mixed mind. We are encouraged by the opportunities we are finding in the market, the level of merger and acquisition activity seen in the portfolio and the absolute returns generated. On the other hand, we believe factors based strategies focused on shorter-term preferences can distort one's assessment of relative performance.

We thank you for your investment in our Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  As of 8/31/2018, the Fund's discount to the team's calculated intrinsic value estimate was 26 percent. Intrinsic value reflects the team's analysis and estimates. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values. This estimate of intrinsic value represents what we believe a company in the portfolio could be worth if it is acquired, if its profitability normalizes to its long-term average level, if its valuation moves in line with publicly traded peers' valuations, or if other investors recognize its potential for earnings growth. Intrinsic value is not a guarantee of performance of the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	7.6%
Consumer Staples	1.8
Energy	3.9
Financial Services	8.7
Health Care	15.0
Materials & Processing	4.1
Producer Durables	20.8
Technology	34.3
Utilities	3.2
Convertible Bonds	0.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2018
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	21.01%	12.38%	10.56%	11.67%
Class A18	05/10/2010	20.58%	11.97%	10.23%	11.51%
Class C18	05/10/2010	19.65%	11.14%	9.55%	11.19%
With Sales Charge
Class A18		13.62%	10.66%	9.58%	11.20%
Class C18		18.65%	11.14%	9.55%	11.19%
Index
Russell 2000® Value Index[1,15]		20.05%	11.72%	9.27%	9.30%
Russell 2000® Index[1,15]		25.45%	13.00%	10.46%	8.66%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.04%, 1.44% and 2.16% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 12.90% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 12.47% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period. After rising over the first five months of the period, the overall stock market fell sharply in February and March 2018. This occurred given concerns that the U.S. Federal Reserve may raise interest rates at a faster pace than previously expected. However, this was a short-term setback, as the market then rallied over the last five months of the period and reached several new all-time highs in August 2018. This rally was driven by a number of factors, including overall strong corporate profits and accelerating growth in the U.S.—both of which overshadowed concerns over a global trade war. All told, large-cap value stocks, as measured by the Index gained 12.47%.

Within the Index, Information Technology (IT) and Energy were among the strongest sectors of the market owing in part to the solid U.S. economy. Financials was another outperforming area due to the increasingly pro-business stance in Washington. Defensive segments including Consumer Staples, Telecommunication Services and Utilities were the weakest performers and underperformed the overall Index.

Consumer Discretionary was a top area of relative strength within the Fund over the 12-month period, owing in part to its exposure to the Textiles, Apparel & Luxury Goods industry. In particular, lululemon Athletica, Inc. generated strong results. The company reported strong results during the reporting period and remained well insulated from some of the factors that negatively impacted other retailers. Stock selection in the Consumer Staples sector gave an additional lift to returns versus the Index. Within the sector, the Fund's Personal Products holdings were additive for results. Elsewhere, stock selection in the Health Care sector meaningfully contributed to performance. A standout holding in the Fund was Centene Corp., a company that serves as an intermediary for both government-sponsored and privately insured health care programs. Its shares rallied sharply as some uncertainties surrounding health care reform were lifted.

On the downside, stock selection in the Materials sector was the largest detractor from relative returns over the period. Weakness in Materials stemmed from the Metals & Mining industry, where our investments in aggregate fell short of Index constituents. Elsewhere, the Fund's underweight exposures to Energy and IT negatively impacted results. Both sectors significantly outperformed the benchmark during the reporting period.

The Fund's use of written options contributed positively to performance during the period.

Strong earnings growth, with the help of corporate tax cuts and accelerating economic growth, have contributed to the rise in equities thus far in 2018. However, we remain cautious, as valuations in certain segments of the market have soared, and we believe these areas could be susceptible to a pullback if investors decide to take profits amidst growing uncertainty over the global economy. Particularly, we believe anxiety is mounting that the Trump administration's efforts to correct trade imbalances could result in a full-blown trade war, which could hamper global growth and lead to rising prices for certain U.S. goods. Rising interest rates also pose risks to domestic equities and underscore our defensive positioning. Within this environment, we are exploring all areas of the market for price dislocations that we believe could turn into rewarding investment opportunities. Our portfolio construction strategy entails seeking to uncover what we believe are underappreciated stocks with hidden value that can be realized as specific catalysts play out over time; it is our opinion that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	3.6%
Consumer Staples	16.2
Energy	5.5
Financials	18.9
Health Care	21.4
Industrials	8.6
Information Technology	1.2
Materials	3.1
Telecommunication Services	5.3
Utilities	13.6
Short-Term Investments	2.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	12.90%	11.17%	7.15%	12.55%
Trust Class[3]	08/30/1993	12.68%	10.98%	6.96%	12.50%
Advisor Class[4]	08/16/1996	12.56%	10.81%	6.80%	12.33%
Institutional Class[5]	06/07/2006	13.11%	11.35%	7.33%	12.60%
Class A19	06/21/2010	12.68%	10.93%	6.96%	12.50%
Class C19	06/21/2010	11.83%	10.11%	6.31%	12.35%
Class R3[16]	06/21/2010	12.39%	10.61%	6.72%	12.45%
With Sales Charge
Class A19		6.19%	9.63%	6.32%	12.35%
Class C19		10.83%	10.11%	6.31%	12.35%
Index
Russell 1000® Value Index[1,15]		12.47%	11.22%	8.93%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.88%, 1.06%, 1.21%, 0.71%, 1.08%, 1.83% and 1.44% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.37% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Institutional Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 26.75% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the Russell Midcap® Growth Index (the Index), which returned 25.06% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The fiscal year remained a positive environment for small- and mid-cap growth stocks, even with the reemergence of volatility, as inflation remained modest, underlying GDP growth continued to improve and the market, for the most part, remained willing to pay up for positive differentiation and compelling underlying corporate fundamentals. The continued durability of this bull market was further bolstered by the U.S. Federal Reserve's constructive tenor around the economy and the overall pace of their monetary tightening, which stayed consistent with the market's expectations. If there was one glaring warning sign, it would be the potential negative implications from the Trump Administration's highly protectionist approach to global trade. While we're not necessarily close to any "point-of-no-return," the market has clearly been uncomfortable with the escalating rhetoric.

During the period, the portfolio was materially overweight in the Health Care and Information Technology (IT) sectors versus the Index, and underweight in the Materials, Consumer Discretionary, Real Estate and Consumer Staples sectors. These decisions reflect the compelling catalysts and underlying fundamentals that we continue to discover in Health Care and IT, our persistent wariness around retail and consumer spending, and the fact that neither GDP-dependent commodities nor income-yielding real estate investment trusts (REITs) are an ideal fit with our earnings-centric philosophy. Looking at attribution, our Health Care effort could be felt at all levels of the Fund and ultimately helped to drive our positive results relative to the benchmark. At the industry-level, compelling science and the positive realization of catalysts within our overweight allocation to Biotechnology resulted in that segment being the leading contributor to performance, while stock specific issues resulted in IT's Electronic Equipment Instruments & Components segment being the leading detractor. Drilling down to our holdings, Square, Inc. was the top contributor to performance, while TESARO, Inc. was the leading detractor. Square, which combines software and hardware to enable business owners to turn mobile and computing devices into point-of-sale payment solutions, benefited from the expanding acceptance of their technology in the marketplace and continued to deliver compelling top-line growth, while TESARO, a biopharmaceutical company focused on the development and acquisition of oncology-related treatments, fell short of heightened "whisper" expectations in the fourth quarter of 2017. We subsequently exited our position in TESARO.

Looking ahead, we remain bullish on business sentiment, the potential for increased strategic capital expenditures and the continued broad strength of economic data and trends. We're neutral on valuations, as we believe they are somewhat range-bound by inflation largely still being a non-factor (floor) and the realities of a rising rate environment (ceiling). If we're bearish on anything, it would be the lingering risk that the current tit-for-tat tariff gamesmanship potentially intensifies and ultimately has a disruptive effect on business spending and consumer confidence. That said, we don't anticipate finding ourselves in a worst-case trade war scenario, and while we believe intermittent volatility is likely to persist, with the potential for continued intriguing catalysts, strong corporate fundamentals and fair valuations we're cautiously optimistic that this market still has room to grow.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.5%
Consumer Staples	1.2
Energy	1.8
Financials	6.3
Health Care	20.5
Industrials	18.9
Information Technology	30.1
Materials	0.9
Telecommunication Services	0.7
Utilities	0.7
Exchange Traded Funds	1.0
Short-Term Investments	3.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	26.75%	13.43%	10.81%	12.06%
Trust Class[3]	08/30/1993	26.65%	13.36%	10.73%	11.97%
Advisor Class[4]	09/03/1996	26.32%	13.07%	10.40%	11.76%
Institutional Class[5]	04/19/2007	26.93%	13.64%	11.09%	12.14%
Class A19	05/27/2009	26.48%	13.22%	10.67%	12.02%
Class C19	05/27/2009	25.49%	12.36%	9.90%	11.82%
Class R3[16]	05/27/2009	26.11%	12.93%	10.41%	11.95%
Class R6[23]	03/15/2013	26.99%	13.73%	10.97%	12.10%
With Sales Charge
Class A19		19.23%	11.88%	10.02%	11.85%
Class C19		24.49%	12.36%	9.90%	11.82%
Index
Russell Midcap® Growth Index[1,15]		25.06%	14.19%	11.64%	N/A
Russell Midcap® Index[1,15]		17.89%	12.80%	10.92%	13.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.93%, 0.98%, 1.24%, 0.73%, 1.12%, 1.87%, 1.37% and 0.65% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.37% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class shares generated a 12.20% total return for the fiscal year ended August 31, 2018, slightly underperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned 12.67% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While 2017 was a year of robust returns, equities were down in first calendar quarter of 2018 but resumed their upward trend in the second quarter and continued to climb through August. Equity markets entered 2018 at above average valuation levels. As we near the end of the third calendar quarter, valuations have dropped to five-year average levels. Over the past several months, stocks reacted positively to strong earnings gains, fueled in part by the recently enacted corporate tax rate cuts.

During the period, stock selection in the Consumer Discretionary sector helped performance most with SeaWorld, Best Buy and Macy's posting strong returns. SeaWorld's results were driven by new strategic pricing strategies, new marketing and communications initiatives and the positive reception of new rides, attractions and events. The retailers rallied after reporting several strong quarters. Macy's results were bolstered by improving consumer spending and a strong fashion cycle, while Best Buy continued to see broad-based strength across all categories. Macy's was sold during the period. Stock selection in Health Care was also a positive for the strategy. Investors were encouraged by the pace of Molina's turnaround progress. The company recently reported earnings far in excess of street estimates and raised annual guidance significantly. Several of our bank stocks also performed well benefitting from the rising rate environment, strong loan growth and lower tax rates.

Stock selection in Technology presented the biggest headwind. Western Digital shares declined as cyclical solid state memory price declines continued to drive bearish sentiment. Flex (which was sold during the period) was hampered by delays in its Nike program sales ramp and uncertainty over tariffs on supply chain customers. Stock selection in Consumer Staples also hurt performance. Despite better recent results, both TreeHouse Foods and Hain Celestial continued to be plagued by rising costs, higher freight rates and operational headwinds. In the Energy sector, Cabot Oil & Gas traded down with natural gas prices.

Company specific events had a positive impact on the portfolio. Since our last communication, nine of the Fund's holdings were acquired, disposed of significant assets, or made large acquisitions. Notable events include: Envision Healthcare agreed to be acquired by KKR, Best Buy agreed to acquire GreatCall, and Molina Healthcare agreed to sell its Medicaid Solutions business to DXC Technology.

We introduced 15 new ideas during the period, six in the last six months. Alexion Pharmaceuticals is a biopharmaceutical company focused on developing drugs in the rare disease area. Vectren Corp. is an energy holding company with regulated utility operations in both gas and electric. The company recently agreed to a merger with CenterPoint Energy. ARRIS International is a leading provider of video and broadband processing and delivery. Chico's FAS is a leading retailer of private label women's apparel. Esterline Technologies is a manufacturer of aircraft parts and components and machine tool systems. We also participated in BJ's Wholesale Club's IPO, but sold the position after it opened at a significant premium to the IPO price and close to our near-term intrinsic value1 estimate.

We also eliminated nine positions as Quintiles, Avery Dennison, Avis Budget, CenterPoint, and Macy's reached our estimates of their intrinsic values. Office Depot, CBS and Valvoline were sold as our investment theses for these companies changed.

Many factors causing investor concerns remain in play including U.S. Federal Reserve rate hikes, ongoing trade negotiations and the upcoming U.S. mid-term elections. We anticipate that the merger and acquisition market will remain robust, which usually benefits a number of our holdings. We believe that we are in a stock pickers' market and that the changes we have made during the year have improved the risk/reward profile of the portfolio.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.4%
Consumer Staples	6.6
Energy	7.2
Financial Services	18.2
Health Care	9.5
Materials & Processing	5.7
Producer Durables	14.5
Technology	15.8
Utilities	5.1
Short-Term Investments	7.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	12.20%	11.08%	9.58%	9.74%
Trust Class[3]	06/10/1999	12.17%	10.88%	9.46%	9.64%
Institutional Class[5]	03/08/2010	12.60%	11.34%	9.83%	9.87%
Class A19	06/21/2010	12.23%	10.94%	9.49%	9.69%
Class C19	06/21/2010	11.37%	10.10%	8.83%	9.35%
Class R3[16]	06/21/2010	11.92%	10.65%	9.27%	9.58%
With Sales Charge
Class A19		5.77%	9.64%	8.85%	9.36%
Class C19		10.37%	10.10%	8.83%	9.35%
Index
Russell Midcap® Value Index[1,15]		12.67%	11.81%	10.33%	9.60%
Russell Midcap® Index[1,15]		17.89%	12.80%	10.92%	9.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.25%, 1.43%, 1.06%, 1.43%, 2.18% and 1.69% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Trust Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 19.15% total return for the fiscal year ended August 31, 2018, versus a 19.66% total return for its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Positive performance for the Index was broad-based, with gains in all 11 sectors. U.S. equity fundamentals remain strong. Corporate earnings growth is positive and U.S. real Gross Domestic Product continues to expand at a solid rate. We believe this is broadly beneficial for the U.S. equity market.

Within the Index, Consumer Discretionary, Energy, and Information Technology (IT) were the top performing sectors. Consumer Staples, Financials, Health Care, Industrials, Materials, Real Estate, Telecommunication Services and Utilities were the bottom performing sectors within the Index.

Within the Fund, stock selection in Consumer Staples, Health Care and Industrials benefitted performance relative to the benchmark. Selection within IT detracted from relative performance during the year. From a positioning perspective, an underweight to Consumer Staples relative to the Index and no exposure to the Real Estate, Telecommunications Services, or Utilities sectors benefitted relative performance. An underweight to Consumer Discretionary and overweight to Materials detracted. The Fund ended the fiscal year with an overweight, relative to the Index, in the Financials, Industrials, and Materials sectors. The Fund ended the fiscal year with an underweight, relative to the Index, in the Consumer Discretionary, Consumer Staples, Energy, Health Care and IT sectors. The Fund continued to have no exposure to the Real Estate, Telecommunication Services, or Utilities sectors at fiscal year end.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to pursue investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment is attractive for free cash flow oriented investing. In our opinion, many company balance sheets appear healthy and free cash flow generation has been strong. As a result, we believe management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, and selective and highly accretive acquisitions all can accrue to the benefit of equity holders. When company specific drivers are in focus, it is our view that high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow the Fund's assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	1.5%
Consumer Staples	5.9
Energy	2.4
Financials	27.4
Health Care	11.3
Industrials	16.8
Information Technology	24.7
Materials	9.0
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	19.15%	13.46%	11.01%	9.52%
Class A17	12/21/2009	18.72%	13.04%	10.67%	9.23%
Class C17	12/21/2009	17.83%	12.22%	9.95%	8.63%
With Sales Charge
Class A17		11.89%	11.71%	10.01%	8.68%
Class C17		16.83%	12.22%	9.95%	8.63%
Index
S&P 500® Index[1,15]		19.66%	14.52%	10.86%	8.85%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.75%, 1.10% and 1.84% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT17

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 5.01% total return for the fiscal year ended August 31, 2018, underperforming its benchmark, the FTSE NAREIT All Equity REITs Index (the Index), which generated a 6.08% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market was volatile at times, but produced strong results during the reporting period. After rising over the first five months of the period, the overall stock market declined in February and March 2018. This occurred given concerns that the U.S. Federal Reserve (Fed) may raise interest rates at a faster pace than previously expected. However, this proved to be a temporary setback, as the market then moved higher during the last five months of the period. This was driven by a number of factors, including corporate profits that often exceeded expectations and accelerating growth in the U.S.—both of which overshadowed concerns over a global trade war. All told, the S&P 500® Index, gained 19.66% for the 12-month period. Comparatively, real estate investment trusts (REITs) posted less robust returns during the period. This was partially due to rising interest rates in the U.S.

The Fund generated a positive return but underperformed its benchmark during the reporting period. Stock selection, overall, was negative for relative performance during the period. In particular, holdings within the Health Care, Infrastructure REITs and Apartment subsectors were among the largest detractors from returns. Several individual holdings were also negative for results, including Equinix, Inc., a Data Center REIT; Ventas, Inc., a Health Care REIT and Highwoods Properties, Inc., an Office REIT. Contributing the most to results were our holdings in the Regional Malls, Diversified, and Industrial subsectors. Simon Property Group, Inc., a Regional Mall REIT; Marriott International, Inc., a Lodging/Reports company; and Extra Space Storage, a Self Storage REIT were the largest contributors to performance. Marriott International, Inc. was sold during the period.

On the upside, sector positioning, overall, contributed to the Fund's relative performance. In particular, an underweight to Diversified, an overweight to Regional Malls and an underweight to Health Care were beneficial for performance. Conversely, underweights to Lodging/Resorts and Self Storage, along with an overweight to Infrastructure REITs, were the largest headwinds from returns.

We anticipate seeing solid economic growth for the U.S. as the year progresses, and for the Fed to take a measured approach in terms of further rate hikes. While interest rate movements could be a near-term headwind, we believe the drivers of this change, namely solid economic and job growth, combined with modest inflation, should be positive for real estate fundamentals. The tax cuts signed into law in late 2017 have had a positive impact on corporate profitability, while also increasing disposable income for most consumers. We believe improved consumer confidence, accelerating non-residential fixed investment and modest inflation, if they continue, should benefit tenant demand for real estate space. We are monitoring the potential impact from proposed trade tariffs, government deregulation and infrastructure that may affect the real estate sector.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	12.4%
Data Centers	10.7
Diversified	1.5
Free Standing	3.7
Health Care	8.7
Industrial	6.6
Infrastructure	14.9
Lodging/Resorts	3.8
Manufactured Homes	4.2
Office	8.0
Regional Malls	7.5
Self Storage	4.3
Shopping Centers	4.0
Single Family Homes	4.3
Timber	3.5
Short-Term Investments	1.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,21

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	5.01%	9.62%	8.36%	10.88%
Institutional Class[6]	06/04/2008	5.28%	9.84%	8.57%	11.02%
Class A14	06/21/2010	4.90%	9.44%	8.21%	10.79%
Class C14	06/21/2010	4.14%	8.63%	7.55%	10.37%
Class R3[14]	06/21/2010	4.58%	9.16%	7.98%	10.64%
Class R6[24]	03/15/2013	5.35%	9.92%	8.53%	10.99%
With Sales Charge
Class A14		–1.11%	8.15%	7.57%	10.38%
Class C14		3.16%	8.63%	7.55%	10.37%
Index
FTSE NAREIT All Equity REITs Index[1,15]		6.08%	10.86%	8.02%	10.11%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.42%, 1.05%, 1.42%, 2.17%, 1.68% and 0.98% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.79% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 38.67% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned 30.72% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing 12-month period remained a positive environment for small cap growth stocks, even with the reemergence of volatility, as inflation remained modest, underlying GDP growth continued to improve and the market, for the most part, remained willing to pay up for positive differentiation and compelling underlying corporate fundamentals. The continued durability of this bull market was further bolstered by the U.S. Federal Reserve's constructive tenor around the economy and the overall pace of their monetary tightening, which stayed consistent with the market's expectations. If there was one glaring warning sign, it would be the potential negative implications from the Trump Administration's highly protectionist approach to global trade. While we're not necessarily close to any "point-of-no-return," the market has clearly been uncomfortable with the escalating rhetoric.

During the period, the portfolio was materially overweight Health Care and Information Technology (IT) and underweight Materials and Real Estate, relative to the index. These decisions reflect the compelling catalysts and underlying fundamentals that we continue to see in Health Care and IT, our persistent wariness around retail and consumer spending and the fact that neither GDP-dependent commodities nor income-yielding real estate investment trusts (REITs) are an ideal fit with our earnings-centric philosophy. The Fund's outperformance over the last year was driven by strong stock selection, especially within Health Care, Consumer Discretionary, and IT, and broadly positive allocation decisions. At the industry-level, compelling science and the positive realization of catalysts within our overweight allocation to Biotechnology resulted in that segment being the leading contributor to performance, while stock specific issues resulted in the Media industry being the leading detractor. Drilling down to our holdings, RingCentral Inc., which offers cloud-based unified communication solutions to support an increasingly mobile workforce, was the top performing holding as their efforts to broaden their platform, expand cross-selling efforts and move upstream to larger clients translated to strong top- and bottom-line results. Impinj, Inc., a provider of ultra-high frequency radio solutions for real time inventory management and tracking data, was the leading detractor as the company fell short of expectations and lowered future guidance due to increased competition and a rise in customer order deferment. Given the uncertainty and ebbing confidence in management we elected to exit our position.

Looking ahead, we remain bullish on business sentiment, the potential for increased strategic capital expenditures and the continued broad strength of economic data and trends. We're neutral on valuations, as we believe they are somewhat range-bound by inflation largely still being a non-factor (floor) and the realities of a rising rate environment (ceiling). If we're bearish on anything, it would be the lingering risk that the current tit-for-tat tariff gamesmanship potentially intensifies and ultimately has a disruptive effect on business spending and consumer confidence. That said, we don't anticipate finding ourselves in a worst-case trade war scenario and while we believe intermittent volatility is likely to persist, with the potential for continued intriguing catalysts, strong corporate fundamentals and fair valuations we're cautiously optimistic that this market still has room to grow.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.0%
Consumer Staples	2.4
Energy	1.0
Financials	5.5
Health Care	30.3
Industrials	17.6
Information Technology	23.2
Materials	1.6
Short-Term Investments	3.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	38.67%	14.87%	10.43%	10.03%
Trust Class[3]	11/03/1998	38.45%	14.67%	10.20%	9.87%
Advisor Class[4]	05/03/2002	38.26%	14.53%	10.02%	9.78%
Institutional Class[5]	04/01/2008	39.12%	15.23%	10.74%	10.19%
Class A19	05/27/2009	38.60%	14.81%	10.34%	9.98%
Class C19	05/27/2009	37.56%	13.96%	9.57%	9.60%
Class R3[16]	05/27/2009	38.29%	14.54%	10.08%	9.85%
With Sales Charge
Class A19		30.62%	13.46%	9.69%	9.65%
Class C19		36.56%	13.96%	9.57%	9.60%
Index
Russell 2000® Growth Index[1,15]		30.72%	14.20%	11.57%	8.95%
Russell 2000® Index[1,15]		25.45%	13.00%	10.46%	9.81%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.79%, 1.89%, 2.05%, 1.51%, 1.90%, 2.63% and 2.20% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sustainable Equity Fund* Commentary (Unaudited)

Neuberger Berman Sustainable Equity Fund Investor Class generated a total return of 18.36% for the fiscal year ended August 31, 2018, trailing the 19.66% total return of the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Index saw upward momentum this fiscal year, as slow but steady economic growth, tax cuts and reduced regulation drove investor appetite. Positive sentiment outweighed concerns over the potential impacts of trade wars on several fronts, a lack of policy clarity, and upticks in inflation and interest rates in the U.S. Volatility was a factor throughout the period as investors grappled with headlines, and the market continued to be fairly narrow. This presented both a headwind and new opportunities for the Fund.

Stock selection caused our shortfall relative to the Index this period, primarily due to the market's narrowness. Investors favored high revenue growth names—without consideration of valuation. On the other hand, the volatility present throughout the year allowed us to buy and sell within core holdings and from our prospect list—at opportunistic prices.

Consumer Discretionary, Energy, and Information Technology sectors detracted from relative performance. Newell Brands, EQT, and NetScout Systems were key underperformers. Newell and NetScout were sold, as their execution was inconsistent with our investment premise. EQT's performance was impacted by a contraction in valuation multiples as investors worried about increase in U.S. gas supply while ignoring the potential demand for natural gas as a transition fuel replacing coal and nuclear generation.

The Fund outperformed the Index within Consumer Staples, Financials, and Industrials. Long-term holdings W.W. Grainger, Progressive, and Texas Instruments were our top contributors for the period, with performance driven by strong operating results and continued industry leadership. During the period, we added Compass Group and Sherwin-Williams to the portfolio. In addition to selling Newell Brands and NetScout Systems, we also sold Eversource Energy, Manpower Group, and Motorola Solutions on the back of rich valuation.

Looking ahead, notwithstanding the market volatility and absent an exogenous shock, we continue to anticipate a slow growth environment in the U.S. However, we are incrementally cautious about economic growth given a full labor market and a tightening in monetary policy. With inflationary indicators tracking up slightly, we continue to be mindful of its potential impact across our portfolio in terms of overall portfolio positioning.

On the international front, geopolitical volatility, particularly increasing tensions with China, continued uncertainty created by Brexit, as well as any potential disruptions to global trade as a result of the current U.S. administration's trade policies could be sources of market volatility.

From an environmental, social and governance (ESG) perspective we continually engage the companies we invest in. In this past period we engaged in portfolio-wide discussions around setting science based emission reduction targets, ensuring gender pay equity and discussing best practices related to engaging board of directors.

We continue to focus on the fundamentals of the businesses we own and believe they can translate top-line growth into stronger, advantaged bottom-line growth, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership practices in ESG. We believe our portfolio holdings also have the balance sheet strength and free cash flow generation that could enable them to weather global economic turmoil, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

*  As previously announced, effective May 1, 2018, the name of Neuberger Berman Socially Responsive Fund changed to Neuberger Berman Sustainable Equity Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.3%
Consumer Staples	6.7
Energy	7.0
Financials	16.2
Health Care	17.7
Industrials	12.9
Information Technology	18.3
Materials	4.2
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2018
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	18.36%	12.60%	9.62%	9.59%
Trust Class[3]	03/03/1997	18.13%	12.41%	9.43%	9.41%
Institutional Class[5]	11/28/2007	18.56%	12.80%	9.82%	9.68%
Class A19	05/27/2009	18.14%	12.39%	9.43%	9.51%
Class C19	05/27/2009	17.26%	11.55%	8.67%	9.20%
Class R3[16]	05/27/2009	17.85%	12.11%	9.18%	9.41%
Class R6[23]	03/15/2013	18.65%	12.88%	9.77%	9.65%
With Sales Charge
Class A19		11.35%	11.06%	8.79%	9.25%
Class C19		16.26%	11.55%	8.67%	9.20%
Index
S&P 500® Index[1,15]		19.66%	14.52%	10.86%	9.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.85%, 1.02%, 0.67%, 1.04%, 1.78%, 1.28% and 0.59% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary (Unaudited)

Neuberger Berman Value Fund Institutional Class generated a 12.98% total return for the fiscal year ended August 31, 2018, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 12.47% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period. After rising over the first five months of the period, the overall stock market fell sharply in February and March 2018. This occurred given concerns that the U.S. Federal Reserve may raise interest rates at a faster pace than previously expected. However, this was a short-term setback, as the market then rallied over the last five months of the period and reached several new all-time highs in August 2018. This rally was driven by a number of factors, including overall strong corporate profits and accelerating growth in the U.S.—both of which overshadowed concerns over a global trade war. All told, large-cap value stocks, as measured by the Index gained 12.47%.

Within the Index, Information Technology (IT) and Energy were among the strongest sectors of the market owing in part to the solid U.S. economy. Financials was another outperforming area due to the increasingly pro-business stance in Washington. Defensive segments including Consumer Staples, Telecommunication Services and Utilities were the weakest performers and underperformed the overall Index.

Consumer Discretionary was a top area of relative strength within the Fund over the 12-month period, owing in part to its exposure to the Textiles, Apparel & Luxury Goods industry. In particular, lululemon Athletica, Inc. generated strong results. The company reported strong results during the reporting period and remained well insulated from some of the factors that negatively impacted other retailers. Stock selection in the Consumer Staples sector gave an additional lift to returns versus the Index. Within the sector, the Fund's Personal Products holdings were additive for results. Elsewhere, stock selection in the Health Care sector meaningfully contributed to performance. A standout holding in the Fund was Centene Corp., a company that serves as an intermediary for both government-sponsored and privately insured health care programs. Its shares rallied sharply as some uncertainties surrounding health care reform were lifted.

On the downside, stock selection in the Materials sector was the largest detractor from relative returns over the period. Weakness in Materials stemmed from the Metals & Mining industry, where our investments in aggregate fell short of Index constituents. Elsewhere, the Fund's underweight exposures to Energy and IT negatively impacted results. Both sectors significantly outperformed the benchmark during the reporting period.

The Fund's use of written options contributed positively to performance during the period.

Strong earnings growth, with the help of corporate tax cuts and accelerating economic growth, have contributed to the rise in equities thus far in 2018. However, we remain cautious, as valuations in certain segments of the market have soared, and we believe these areas could be susceptible to a pullback if investors decide to take profits amidst growing uncertainty over the global economy. Particularly, we believe anxiety is mounting that the Trump administration's efforts to correct trade imbalances could result in a full-blown trade war, which could hamper global growth and lead to rising prices for certain U.S. goods. Rising interest rates also pose risks to domestic equities and underscore our defensive positioning. Within this environment, we are exploring all areas of the market for price dislocations that we believe could turn into rewarding investment opportunities. Our portfolio construction strategy entails seeking to uncover what we believe are underappreciated stocks with hidden value that can be realized as specific catalysts play out over time; it is our opinion that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	3.6%
Consumer Staples	16.2
Energy	5.5
Financials	18.8
Health Care	21.4
Industrials	8.6
Information Technology	1.2
Materials	3.1
Telecommunication Services	5.2
Utilities	13.5
Short-Term Investments	2.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2018
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	04/19/2010	12.98%	11.09%	9.44%	8.52%
Class A20	03/02/2011	12.56%	10.67%	9.13%	8.26%
Class C20	03/02/2011	11.72%	9.85%	8.52%	7.75%
With Sales Charge
Class A20		6.09%	9.37%	8.49%	7.72%
Class C20		10.72%	9.85%	8.52%	7.75%
Index
Russell 1000® Value Index[1,15]		12.47%	11.22%	8.93%	6.74%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 20 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 2.22%, 2.62% and 3.33% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.77%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT20

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 77 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund were relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account

Endnotes (cont'd)

differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

21  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

25  On April 28, 2017, NBIA retained Green Court Capital Management Limited ("Green Court") as the subadviser to Neuberger Berman Greater China Equity Fund, replacing Neuberger Berman Asia Limited. The nature and level of

Endnotes (cont'd)

the services provided under the new sub-advisory agreement are the same as under the previous sub-advisory agreement, and there was no change in the fees incurred by the Fund. Neuberger Berman Group LLC ("NBG LLC") retains an ongoing passive minority ownership stake in Green Court. Other than NBG LLC, all equity in Green Court is owned by its professionals.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/NAREIT Developed Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks in the index. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During the Period(1) 3/1/18 - 8/31/18	Expense Ratio	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During the Period(2) 3/1/18 - 8/31/18	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,024.30	$3.52	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,022.00	$5.35	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,018.40	$9.16	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R6	$1,000.00	$1,024.30	$3.21	0.63%	$1,000.00	$1,022.03	$3.21	0.63%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$877.00	$5.91	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$875.80	$7.09	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$872.50	$10.62	2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$874.30	$9.02	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$877.50	$5.58	1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,052.20	$3.57	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,050.50	$5.48	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,046.90	$9.29	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R3	$1,000.00	$1,049.40	$6.87	1.33%	$1,000.00	$1,018.50	$6.77	1.33%
Focus Fund
Investor Class	$1,000.00	$1,065.40	$4.74	0.91%	$1,000.00	$1,020.62	$4.63	0.91%
Trust Class	$1,000.00	$1,064.60	$5.72	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$1,063.50	$6.55	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Institutional Class	$1,000.00	$1,066.10	$3.91	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,064.30	$5.78	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,060.30	$9.66	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,141.50	$5.51	1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Trust Class	$1,000.00	$1,141.00	$5.94	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$1,139.60	$7.28	1.35%	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Class	$1,000.00	$1,142.60	$4.59	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$1,143.00	$4.05	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Global Equity Fund
Institutional Class	$1,000.00	$1,048.70	$3.92	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class A	$1,000.00	$1,048.00	$5.78	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,042.70	$9.63	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,080.90	$5.30	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$1,079.10	$7.18	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$1,075.40	$11.09	2.12%	$1,000.00	$1,014.52	$10.76	2.12%
Greater China Equity Fund
Institutional Class	$1,000.00	$870.60	$7.12	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class A	$1,000.00	$869.30	$8.81	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class C	$1,000.00	$865.70	$12.32	2.62%	$1,000.00	$1,012.00	$13.29	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,096.60	$4.70	0.89%	$1,000.00	$1,020.72	$4.53	0.89%
Trust Class	$1,000.00	$1,096.10	$5.60	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Advisor Class	$1,000.00	$1,093.90	$7.49	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Institutional Class	$1,000.00	$1,097.70	$3.75	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$1,095.50	$5.70	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,091.10	$9.65	1.83%	$1,000.00	$1,015.98	$9.30	1.83%
Class R3	$1,000.00	$1,093.90	$7.18	1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During the Period(1) 3/1/18 - 8/31/18	Expense Ratio	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During the Period(2) 3/1/18 - 8/31/18	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$983.60	$5.85	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Trust Class	$1,000.00	$983.60	$6.00	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Institutional Class	$1,000.00	$985.10	$4.25	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$982.80	$6.05	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$979.80	$9.78	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R6	$1,000.00	$985.80	$3.90	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
International Select Fund
Trust Class	$1,000.00	$984.80	$5.75	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class	$1,000.00	$987.10	$4.01	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class A	$1,000.00	$984.70	$5.80	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$981.40	$9.54	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R3	$1,000.00	$983.80	$7.05	1.41%	$1,000.00	$1,018.10	$7.17	1.41%
Class R6	$1,000.00	$987.10	$3.66	0.73%	$1,000.00	$1,021.53	$3.72	0.73%
International Small Cap Fund
Institutional Class	$1,000.00	$986.30	$5.31	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class A	$1,000.00	$983.30	$7.10	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Class C	$1,000.00	$980.10	$10.83	2.17%	$1,000.00	$1,014.27	$11.02	2.17%
Class R6	$1,000.00	$985.60	$4.95	0.99%	$1,000.00	$1,020.21	$5.04	0.99%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,133.90	$5.38	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$1,131.90	$7.31	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$1,127.60	$11.32	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Large Cap Value Fund
Investor Class	$1,000.00	$1,072.10	$4.54	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Trust Class	$1,000.00	$1,071.00	$5.48	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Advisor Class	$1,000.00	$1,070.30	$6.26	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Institutional Class	$1,000.00	$1,072.80	$3.66	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,071.00	$5.69	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,066.90	$9.48	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$1,069.60	$7.09	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,113.40	$4.79	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Trust Class	$1,000.00	$1,112.70	$5.06	0.95%	$1,000.00	$1,020.42	$4.84	0.95%
Advisor Class	$1,000.00	$1,111.50	$6.44	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Institutional Class	$1,000.00	$1,113.90	$3.73	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,112.10	$5.70	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,107.80	$9.83	1.85%	$1,000.00	$1,015.88	$9.40	1.85%
Class R3	$1,000.00	$1,110.20	$7.23	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,114.60	$3.36	0.63%	$1,000.00	$1,022.03	$3.21	0.63%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,054.70	$6.21	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Trust Class	$1,000.00	$1,054.60	$6.47	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$1,056.80	$4.41	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$1,055.20	$6.27	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,051.10	$10.13	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,053.10	$7.56	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,062.30	$3.69	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$1,060.00	$5.66	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,056.00	$9.48	1.83%	$1,000.00	$1,015.98	$9.30	1.83%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During the Period(1) 3/1/18 - 8/31/18	Expense Ratio	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During the Period(2) 3/1/18 - 8/31/18	Expense Ratio
Real Estate Fund
Trust Class	$1,000.00	$1,122.90	$5.62	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Institutional Class	$1,000.00	$1,124.40	$4.61	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class A	$1,000.00	$1,121.80	$6.52	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$1,118.20	$10.52	1.97%	$1,000.00	$1,015.27	$10.01	1.97%
Class R3	$1,000.00	$1,120.00	$7.86	1.47%	$1,000.00	$1,017.80	$7.48	1.47%
Class R6	$1,000.00	$1,124.80	$4.23	0.79%	$1,000.00	$1,021.22	$4.02	0.79%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,212.50	$6.75	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Trust Class	$1,000.00	$1,211.50	$7.64	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Advisor Class	$1,000.00	$1,210.70	$8.41	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Institutional Class	$1,000.00	$1,214.20	$5.02	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$1,212.20	$7.03	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,207.70	$11.18	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$1,210.70	$8.41	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,074.40	$4.50	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Trust Class	$1,000.00	$1,073.30	$5.33	1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Institutional Class	$1,000.00	$1,075.30	$3.50	0.67%	$1,000.00	$1,021.83	$3.41	0.67%
Class A	$1,000.00	$1,073.60	$5.44	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Class C	$1,000.00	$1,069.30	$9.28	1.78%	$1,000.00	$1,016.23	$9.05	1.78%
Class R3	$1,000.00	$1,071.90	$6.74	1.29%	$1,000.00	$1,018.70	$6.56	1.29%
Class R6	$1,000.00	$1,075.60	$3.14	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Value Fund
Institutional Class	$1,000.00	$1,069.50	$3.70	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$1,067.30	$5.68	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,063.40	$9.52	1.83%	$1,000.00	$1,015.98	$9.30	1.83%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments Dividend Growth Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 95.3%
Aerospace & Defense 5.9%
Boeing Co.	3,300	$1,131
General Dynamics Corp.	6,000	1,160
Raytheon Co.	5,900	1,177
		3,468
Auto Components 1.7%
Aptiv PLC	11,600	1,021
Banks 7.9%
Bank of America Corp.	35,700	1,104
Comerica, Inc.	12,500	1,218
JPMorgan Chase & Co.	10,900	1,249
PNC Financial Services Group, Inc.	7,500	1,077
		4,648
Biotechnology 4.3%
AbbVie, Inc.	10,600	1,018
Gilead Sciences, Inc.	19,400	1,469
		2,487
Diversified Consumer Services 1.1%
Service Corp. International	14,700	617
Diversified Financial Services 2.0%
Voya Financial, Inc.	23,000	1,152
Electronic Equipment, Instruments & Components 2.2%
Corning, Inc.	38,700	1,297
Energy Equipment & Services 1.6%
Schlumberger Ltd.	15,000	947
Equity Real Estate Investment Trusts 5.4%
American Tower Corp.	5,750	857
Equinix, Inc.	2,000	872
Outfront Media, Inc.	71,000	1,411
		3,140
Food & Staples Retailing 4.0%
Walgreens Boots Alliance, Inc.	17,600	1,207
Walmart, Inc.	11,500	1,102
		2,309
	Number of Shares	Value (000's)
Food Products 1.5%
Mondelez International, Inc. Class A	21,050	$899
Health Care Equipment & Supplies 1.2%
STERIS PLC	6,000	686
Hotels, Restaurants & Leisure 4.1%
Carnival Corp.	20,000	1,230
MGM Resorts International	40,500	1,174
		2,404
Industrial Conglomerates 1.6%
Honeywell International, Inc.	6,000	954
Insurance 2.8%
Aon PLC	7,500	1,092
Hartford Financial Services Group, Inc.	11,050	556
		1,648
IT Services 5.2%
Automatic Data Processing, Inc.	8,400	1,233
InterXion Holding NV*	14,000	923
Leidos Holdings, Inc.	12,300	870
		3,026
Media 3.1%
CBS Corp. Class B	16,700	885
Interpublic Group of Cos., Inc.	40,500	946
		1,831
Metals & Mining 6.4%
Cobalt 27 Capital Corp.*	180,000	883
First Quantum Minerals Ltd.	84,016	1,054
Rio Tinto PLC ADR	19,150	920
Royal Gold, Inc.	12,000	915
		3,772
Oil, Gas & Consumable Fuels 8.1%
Devon Energy Corp.	33,200	1,425
EOG Resources, Inc.	9,700	1,147
Occidental Petroleum Corp.	12,100	967
Suncor Energy, Inc.	29,700	1,223
		4,762
	Number of Shares	Value (000's)
Pharmaceuticals 8.2%
Allergan PLC	5,829	$1,118
AstraZeneca PLC ADR	30,000	1,150
Bristol-Myers Squibb Co.	22,100	1,338
Pfizer, Inc.	29,000	1,204
		4,810
Road & Rail 2.3%
CSX Corp.	18,500	1,372
Semiconductors & Semiconductor Equipment 3.3%
Maxim Integrated Products, Inc.	16,650	1,007
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,900	911
		1,918
Software 4.4%
Microsoft Corp.	12,100	1,359
Oracle Corp.	24,400	1,186
		2,545
Specialty Retail 1.5%
Williams-Sonoma, Inc.	12,700	892
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	6,075	1,383
Western Digital Corp.	15,100	955
		2,338
Tobacco 1.5%
British American Tobacco PLC	17,800	859
Total Common Stocks (Cost $49,048)		55,802
Short-Term Investments 5.6%
Investment Companies 5.6%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(a) (Cost $3,283)	3,283,221	3,283
Total Investments 100.9% (Cost $52,331)		59,085
Liabilities Less Other Assets (0.9)%		(541)
Net Assets 100.0%		$58,544

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$55,802	$—	$—	$55,802
Short-Term Investments	—	3,283	—	3,283
Total Investments	$55,802	$3,283	$—	$59,085

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 92.0%
Brazil 5.2%
Atacadao Distribuicao Comercio e Industria Ltda	2,737,100	$9,771
B3 SA—Brasil Bolsa Balcao	2,598,900	13,884
BK Brasil Operacao e Assessoria a Restaurantes SA*	2,001,685	7,126
Energisa SA	2,292,456	16,998
Itau Unibanco Holding SA, Preference Shares	1,448,267	15,030
Localiza Rent a Car SA	625,300	3,305
Pagseguro Digital Ltd. Class A*(a)	184,500	5,330
		71,444
Chile 0.5%
SACI Falabella	890,512	7,087
China 26.5%
Alibaba Group Holding Ltd. ADR*	192,752	33,734
Baidu, Inc. ADR*	114,300	25,887
Beijing Enterprises Holdings Ltd.	440,800	2,114
Changyou.com Ltd. ADR	167,700	2,262
China Everbright International Ltd.	13,309,900	11,209
China Medical System Holdings Ltd.	4,006,800	6,636
China Mobile Ltd.	1,917,500	18,030
China State Construction International Holdings Ltd.	3,243,900	3,377
CNOOC Ltd.	8,179,600	14,465
Huatai Securities Co. Ltd., H Shares*(b)	9,451,200	14,161
Industrial & Commercial Bank of China Ltd., H Shares	35,306,400	26,000
	Number of Shares	Value (000's)
Lens Technology Co. Ltd. Class A	3,832,910	$6,606
Momo, Inc. ADR*	251,139	11,625
Ping An Insurance Group Co. of China Ltd., H Shares	4,436,000	42,728
Sinopharm Group Co. Ltd., H Shares	2,145,600	10,675
Sunny Optical Technology Group Co. Ltd.	1,844,800	23,446
Tencent Holdings Ltd.	1,596,400	69,154
Vipshop Holdings Ltd. ADR*	1,225,725	8,556
Zhejiang Huace Film & TV Co. Ltd., Class A	8,076,117	10,891
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	2,133,500	11,512
ZTO Express Cayman, Inc. ADR	640,075	11,816
		364,884
Czech Republic 0.8%
Komercni Banka A/S	265,005	11,030
Hong Kong 2.7%
ASM Pacific Technology Ltd.	1,154,100	12,175
Haier Electronics Group Co. Ltd.*	2,502,200	6,519
Sino Biopharmaceutical Ltd.	14,572,200	18,455
		37,149
India 9.0%
Ashok Leyland Ltd.	2,490,682	4,549
Can Fin Homes Ltd.	62,200	280
CreditAccess Grameen Ltd.*(c)(h)	1,066,345	5,624
Cummins India Ltd.	900,753	9,800
Dabur India Ltd.	1,561,927	10,532
Dewan Housing Finance Corp. Ltd.	750,713	7,056
HDFC Bank Ltd.	478,382	13,894
	Number of Shares	Value (000's)
Housing Development Finance Corp. Ltd.	668,675	$18,298
ICICI Bank Ltd.	2,241,307	10,795
JM Financial Ltd.	2,037,607	3,447
National Stock Exchange(c)(d)(h)	1,063,830	14,099
Power Grid Corp. of India Ltd.	4,154,189	11,781
Prestige Estates Projects Ltd.	720,566	2,406
SH Kelkar & Co. Ltd.(b)	706,370	2,320
Vedanta Ltd.	2,951,535	9,501
		124,382
Indonesia 1.4%
PT Astra International Tbk	14,904,500	7,336
PT Bank Negara Indonesia Persero Tbk	14,528,900	7,694
PT Matahari Department Store Tbk	8,593,200	4,375
		19,405
Kazakhstan 0.4%
KAZ Minerals PLC*	904,358	5,464
Korea 16.3%
Com2uS Corp.	80,381	11,258
Coway Co. Ltd.	237,030	19,462
DB Insurance Co. Ltd.	184,831	10,627
Hankook Tire Co. Ltd.	140,598	5,892
Hyundai Motor Co.	72,215	8,109
Korea Aerospace Industries Ltd.*	355,944	13,350
LG Chem Ltd.	59,251	19,482
Mando Corp.	245,786	7,894
NAVER Corp.	6,943	4,690
Orion Corp.	123,990	11,918
Samsung Electronics Co. Ltd.	1,473,415	64,131
SFA Engineering Corp.	242,124	8,309
SK Hynix, Inc.	324,367	24,186
SK Telecom Co. Ltd.	61,396	14,478
		223,786

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

	Number of Shares	Value (000's)
Malaysia 0.8%
Inari Amertron Bhd	19,438,425	$10,580
Mexico 3.2%
Fomento Economico Mexicano SAB de CV	1,754,730	16,808
Grupo Financiero Banorte SAB de CV, O Shares	2,152,904	14,684
Grupo GICSA SA de CV*(a)	1,836,332	862
Infraestructura Energetica Nova SAB de CV	2,379,478	11,101
		43,455
Peru 0.9%
Credicorp Ltd.	54,500	11,882
Philippines 1.6%
Ayala Corp.	241,510	4,517
GT Capital Holdings, Inc.	354,611	5,810
Metropolitan Bank & Trust Co.	8,530,413	11,686
		22,013
Poland 2.6%
Dino Polska SA*(b)	501,460	12,352
PLAY Communications SA(b)	1,240,544	7,262
Powszechny Zaklad Ubezpieczen SA	1,309,767	15,781
		35,395
Russia 3.6%
Detsky Mir PJSC(b)(c)	3,154,260	4,206
LUKOIL PJSC ADR	35,555	2,456
	Number of Shares	Value (000's)
LUKOIL PJSC ADR	262,580	$18,118
Sberbank of Russia PJSC(c)	3,006,843	8,108
X5 Retail Group NV GDR(b)	480,405	10,982
Yandex NV Class A*	173,803	5,584
		49,454
South Africa 6.5%
Barloworld Ltd.	568,765	4,838
Bid Corp. Ltd.	550,519	11,748
FirstRand Ltd.	3,416,850	16,439
JSE Ltd.	662,695	7,304
Life Healthcare Group Holdings Ltd.	1,892,232	3,433
Naspers Ltd., N Shares	117,430	26,097
Sasol Ltd.	516,586	20,249
		90,108
Taiwan, Province of China 8.7%
Accton Technology Corp.	4,381,600	15,621
Advanced Ceramic X Corp.	474,500	3,885
Delta Electronics, Inc.	1,025,200	4,105
Elite Advanced Laser Corp.	2,336,268	5,644
Elite Material Co. Ltd.	3,344,100	9,668
eMemory Technology, Inc.	634,400	6,527
Hu Lane Associate, Inc.	511,000	1,805
MediaTek, Inc.	1,210,200	9,909
Parade Technologies Ltd.	794,000	11,762
Taiwan Semiconductor Manufacturing Co. Ltd.	6,143,839	51,207
		120,133
	Number of Shares	Value (000's)
Thailand 0.9%
CP ALL PCL(c)	6,348,900	$13,093
Turkey 0.4%
Mavi Giyim Sanayi Ve Ticaret A/S Class B(b)	320,440	1,234
Sok Marketler Ticaret A/S*	4,262,528	4,622
		5,856
Total Common Stocks (Cost $1,195,667)		1,266,600
Rights 0.0%(e)
China 0.0%(e)
China Everbright International Ltd.*(c) (Cost $0)	4,929,592	383
Short-Term Investments 7.0%
Investment Companies 7.0%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(f)	94,736,802	94,737
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(f)(g)	1,243,231	1,243
Total Short-Term Investments (Cost $95,980)		95,980
Total Investments 99.0% (Cost $1,291,647)		1,362,963
Other Assets Less Liabilities 1.0%		13,305
Net Assets 100.0%		$1,376,268

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2018. Total value of all such securities at August 31, 2018 amounted to approximately $1,338,000 for the Fund (see Note A of the Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $52,517,000, which represents 3.8% of net assets of the Fund.

(c)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2018 amounted to approximately $45,513,000, which represents 3.3% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Represents less than 0.05% of net assets.

(f)  Represents 7-day effective yield as of August 31, 2018.

(g)  Represents investment of cash collateral received from securities lending.

(h)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At August 31, 2018, these securities amounted to approximately $19,723,000, which represents 1.4% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2018	Fair Value Percentage of Net Assets as of 8/31/2018
CreditAccess Grameen Ltd.	8/07/2018	$6,554	0.5%	$5,624	0.4%
National Stock Exchange	4/13/2018	15,536	1.1	14,099	1.0
Total		$22,090	1.6%	$19,723	1.4%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	$185,541	13.5%
Internet Software & Services	150,674	10.9%
Banks	130,803	9.5%
Insurance	69,136	5.0%
Electronic Equipment, Instruments & Components	62,714	4.6%
Food & Staples Retailing	62,568	4.6%
Capital Markets	52,895	3.8%
Chemicals	42,051	3.1%
Wireless Telecommunication Services	39,770	2.9%
Media	36,988	2.7%
Oil, Gas & Consumable Fuels	35,039	2.6%
Electric Utilities	28,779	2.1%
Household Durables	25,981	1.9%
Thrifts & Mortgage Finance	25,634	1.9%
Pharmaceuticals	25,091	1.8%
Diversified Financial Services	20,956	1.5%
Communications Equipment	19,506	1.4%
Beverages	16,808	1.2%
Auto Components	15,591	1.1%
Automobiles	15,445	1.1%
Metals & Mining	14,965	1.1%
Machinery	14,349	1.0%
Health Care Providers & Services	14,108	1.0%
Software	13,520	1.0%
Aerospace & Defense	13,350	1.0%
Food Products	11,918	0.9%
Air Freight & Logistics	11,816	0.9%
Commercial Services & Supplies	11,592	0.8%
Electrical Equipment	11,512	0.8%
Multiline Retail	11,462	0.8%
Gas Utilities	11,101	0.8%
Personal Products	10,532	0.8%
Internet & Catalog Retail	8,556	0.6%
Hotels, Restaurants & Leisure	7,126	0.5%
Diversified Financials	5,810	0.4%
Consumer Finance	5,624	0.4%
IT Services	5,330	0.4%
Trading Companies & Distributors	4,838	0.4%
Specialty Retail	4,206	0.3%
Construction & Engineering	3,377	0.2%
Road & Rail	3,305	0.2%
Real Estate Management & Development	3,268	0.2%
Industrial Conglomerates	2,114	0.2%
Textiles, Apparel & Luxury Goods	1,234	0.1%
Short-Term Investments and Other Assets—Net	109,285	8.0%
	$1,376,268	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
India	$104,659	$5,624	$14,099	$124,382
Malaysia	—	10,580	—	10,580
Russia	37,140	12,314	—	49,454
Thailand	—	13,093	—	13,093
Other Common Stocks(a)	1,069,091	—	—	1,069,091
Total Common Stocks	1,210,890	41,611	14,099	1,266,600
Rights(a)	—	383	—	383
Short-Term Investments	—	95,980	—	95,980
Total Investments	$1,210,890	$137,974	$14,099	$1,362,963

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Investments in Securities: (000's omitted)
Common Stocks
India	$—	$—	$—	$(1,437)	$15,536	$—	$—	$—	$14,099	$(1,437)
Total	$—	$—	$—	$(1,437)	$15,536	$—	$—	$—	$14,099	$(1,437)

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2018.

Asset class	Fair value at 8/31/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stock	$14,099,000	Market Approach	Transaction Price	$13.25	$13.25	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 85.7%
Aerospace & Defense 2.6%
BAE Systems PLC	3,315,000	$26,044
Lockheed Martin Corp.	51,000	16,341
		42,385
Banks 8.5%
First Hawaiian, Inc.	729,200	21,140
JPMorgan Chase & Co.(a)	374,000	42,853
PNC Financial Services Group, Inc.	115,000	16,507
SunTrust Banks, Inc.	355,100	26,121
Umpqua Holdings Corp.	1,366,000	29,232
		135,853
Beverages 1.5%
PepsiCo, Inc.	220,000	24,642
Biotechnology 2.2%
Gilead Sciences, Inc.	459,100	34,768
Capital Markets 1.2%
Virtu Financial, Inc. Class A	890,250	19,408
Chemicals 2.4%
LyondellBasell Industries NV Class A	150,000	16,917
Nutrien Ltd.	326,000	18,462
Umicore SA	44,118	2,460
		37,839
Communications Equipment 1.4%
Cisco Systems, Inc.(a)	479,500	22,906
Construction & Engineering 0.7%
Ferrovial SA	509,400	11,013
Containers & Packaging 0.9%
International Paper Co.(a)	296,200	15,148
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	500,000	27,185
Electric Utilities 6.2%
Evergy, Inc.	592,000	33,774
Exelon Corp.	427,000	18,664
	Number of Shares	Value (000's)
NextEra Energy, Inc.	275,000	$46,777
		99,215
Energy Equipment & Services 1.6%
Helmerich & Payne, Inc.	395,163	25,911
Equity Real Estate Investment Trusts 11.9%
Alexandria Real Estate Equities, Inc.	202,000	25,927
CoreSite Realty Corp.	155,398	18,099
Crown Castle International Corp.	243,900	27,812
Douglas Emmett, Inc.	450,000	17,577
Equinix, Inc.(a)	66,700	29,090
Equity Lifestyle Properties, Inc.	175,000	16,954
Host Hotels & Resorts, Inc.	1,378,300	29,675
Outfront Media, Inc.	550,000	10,928
Weyerhaeuser Co.	440,000	15,272
		191,334
Food & Staples Retailing 1.2%
Walmart, Inc.	200,000	19,172
Food Products 0.8%
Flowers Foods, Inc.	660,000	13,299
Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	260,000	15,988
Las Vegas Sands Corp.	65,000	4,252
		20,240
Industrial Conglomerates 1.0%
Siemens AG	120,000	15,598
IT Services 1.9%
Paychex, Inc.	424,400	31,087
Media 1.7%
Interpublic Group of Cos., Inc.	1,139,500	26,607
Metals & Mining 2.0%
Rio Tinto PLC ADR	665,000	31,940
Mortgage Real Estate Investment 1.4%
Blackstone Mortgage Trust, Inc. Class A	648,900	22,102
	Number of Shares	Value (000's)
Multi-Utilities 7.1%
Ameren Corp.	295,000	$18,653
DTE Energy Co.	317,000	35,231
NiSource, Inc.	1,250,000	33,838
Sempra Energy	82,300	9,553
WEC Energy Group, Inc.	259,800	17,557
		114,832
Oil, Gas & Consumable Fuels 6.9%
ONEOK, Inc.	314,700	20,742
Pembina Pipeline Corp.	710,000	24,216
Suncor Energy, Inc.	1,033,900	42,576
TOTAL SA	384,000	24,011
		111,545
Pharmaceuticals 4.4%
AstraZeneca PLC ADR	310,000	11,885
Johnson & Johnson	229,100	30,858
Pfizer, Inc.	691,000	28,690
		71,433
Road & Rail 0.5%
Union Pacific Corp.	52,000	7,832
Semiconductors & Semiconductor Equipment 4.8%
Maxim Integrated Products, Inc.	630,700	38,138
QUALCOMM, Inc.	193,200	13,275
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	595,000	25,942
		77,355
Software 2.5%
Microsoft Corp.(a)	361,100	40,562
Specialty Retail 3.5%
Foot Locker, Inc.	327,000	16,121
Home Depot, Inc.	86,500	17,366
L Brands, Inc.	157,500	4,163
Williams- Sonoma, Inc.	264,000	18,541
		56,191
Technology Hardware, Storage & Peripherals 0.9%
Western Digital Corp.(a)	219,162	13,860

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

	Number of Shares	Value (000's)
Transportation Infrastructure 1.0%
Sydney Airport	3,179,137	$16,478
Total Common Stocks (Cost $1,062,031)		1,377,740
Preferred Stocks 0.1%
Oil, Gas & Consumable Fuel 0.1%
El Paso Energy Capital Trust I, 4.75% (Cost $1,339)	32,900	1,507
	Principal Amount
Convertible Bonds 11.2%
Banks 1.0%
Hope Bancorp, Inc., 2.00%, due 5/15/38(b)	$16,415,000	15,839
Biotechnology 0.3%
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/24	4,565,000	4,843
Communications Equipment 0.1%
Finisar Corp., 0.50%, due 12/15/36	2,685,000	2,474
Equity Real Estate Investment Trusts 2.4%
Extra Space Storage LP, 3.13%, due 10/1/35(b)	33,260,000	36,519
IH Merger Sub LLC, 3.50%, due 1/15/22	2,600,000	2,906
		39,425
Independent Power and Renewable Electricity Producers 1.0%
NextEra Energy Partners L.P., 1.50%, due 9/15/20(b)	16,535,000	16,901
	Principal Amount	Value (000's)
Internet & Direct Marketing Retail 0.2%
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/47(b)	$3,615,000	$3,626
Internet Software & Services 1.7%
Envestnet, Inc., 1.75%, due 6/1/23(b)	10,930,000	12,048
LinkedIn Corp., 0.50%, due 11/1/19	8,600,000	8,385
Zillow Group, Inc., 1.50%, due 7/1/23	6,850,000	6,435
		26,868
Media 1.3%
Gannett Co., Inc., 4.75%, due 4/15/24(b)	2,730,000	2,869
Liberty Media Corp., 2.13%, due 3/31/48(b)	16,500,000	16,760
Live Nation Entertainment, Inc., 2.50%, due 3/15/23(b)	860,000	891
		20,520
Metals & Mining 0.8%
Endeavour Mining Corp., 3.00%, due 2/15/23(b)	13,765,000	12,854
Oil, Gas & Consumable Fuels 0.8%
Golar LNG Ltd., 2.75%, due 2/15/22	8,950,000	9,050
Teekay Corp., 5.00%, due 1/15/23(b)	3,664,000	3,321
		12,371
	Principal Amount	Value (000's)
Semiconductors & Semiconductor Equipment 0.1%
Rambus, Inc., 1.38%, due 2/1/23(b)	$1,378,000	$1,293
Software 1.4%
Guidewire Software, Inc., 1.25%, due 3/15/25	9,000,000	9,697
PROS Holdings, Inc., 2.00%, due 6/1/47	4,265,000	4,186
Verint Systems, Inc., 1.50%, due 6/1/21	8,700,000	8,907
		22,790
Telecommunications 0.1%
GCI Liberty, Inc., 1.75%, due 9/30/46(b)	913,000	954
Total Convertible Bonds (Cost $175,606)		180,758
	Number of Shares
Short-Term Investments 3.7%
Investment Companies 3.7%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(c) (Cost $58,849)	58,849,230	58,849
Total Investments 100.7% (Cost $1,297,825)	1,618,854
Liabilities Less Other Assets (0.7)%(d)		(10,698)
Net Assets 100.0%		$1,608,156

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2018, these securities amounted to approximately $123,875,000, which represents 7.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Represents 7-day effective yield as of August 31, 2018.

(d)  Includes the impact of the Fund's open positions in derivatives at August 31, 2018.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At August 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Banks
SunTrust Banks, Inc.	250	$(1,839,000)	$80	1/18/2019	$(28,750)
Beverages
PepsiCo, Inc.	150	(1,680,150)	130	6/21/2019	(17,175)
Chemicals
Nutrien Ltd.	250	(1,415,750)	60	1/18/2019	(41,875)
Communications Equipment
Cisco Systems, Inc.	250	(1,194,250)	50	1/18/2019	(33,000)
Electric Utilities
Exelon Corp.	250	(1,092,750)	45	1/18/2019	(24,375)
NextEra Energy, Inc.	200	(3,402,000)	180	12/21/2018	(36,500)
NextEra Energy, Inc.	200	(3,402,000)	185	1/18/2019	(24,000)
NextEra Energy, Inc.	200	(3,402,000)	190	3/15/2019	(19,500)
					(104,375)
Equity Real Estate Investment Trusts
CoreSite Realty Corp.	150	(1,747,050)	130	1/18/2019	(16,125)
IT Services
Paychex, Inc.	250	(1,831,250)	72.5	1/18/2019	(91,250)
Paychex, Inc.	250	(1,831,250)	75	1/18/2019	(58,125)
					(149,375)
Oil, Gas & Consumable Fuels
ONEOK, Inc.	150	(988,650)	72.5	1/18/2019	(13,875)
Suncor Energy, Inc.	200	(823,600)	44	12/21/2018	(17,000)
Suncor Energy, Inc.	250	(1,029,500)	46	1/18/2019	(14,250)
					(45,125)
Road & Rail
Union Pacific Corp.	150	(2,259,300)	165	2/15/2019	(45,225)
Semiconductors & Semiconductor Equipment
QUALCOMM, Inc.	200	(1,374,200)	70	10/19/2018	(28,800)
QUALCOMM, Inc.	200	(1,374,200)	72.5	1/18/2019	(43,800)
QUALCOMM, Inc.	200	(1,374,200)	75	1/18/2019	(30,100)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	250	(1,090,000)	46	1/18/2019	(40,000)
					(142,700)
Software
Microsoft Corp.	250	(2,808,250)	105	9/21/2018	(191,875)
Microsoft Corp.	200	(2,246,600)	110	10/19/2018	(91,000)
Microsoft Corp.	200	(2,246,600)	115	1/18/2019	(91,000)
					(373,875)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Specialty Retail
Williams-Sonoma, Inc.	250	$(1,755,750)	$62.5	11/16/2018	$(218,750)
Williams-Sonoma, Inc.	250	(1,755,750)	65	1/18/2019	(206,250)
Williams-Sonoma, Inc.	250	(1,755,750)	70	1/18/2019	(131,250)
					(556,250)
Total options written (premiums received: $736,551)					$(1,553,850)

For the year ended August 31, 2018, the Fund had an average market value of $(1,811,591) in options written. At August 31, 2018, the Fund had securities pledged in the amount of $30,099,069 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,377,740	$—	$—	$1,377,740
Preferred Stocks(a)	1,507	—	—	1,507
Convertible Bonds(a)	—	180,758	—	180,758
Short-Term Investments	—	58,849	—	58,849
Total Investments	$1,379,247	$239,607	$—	$1,618,854

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(1,554)	$—	$—	$(1,554)
Total	$(1,554)	$—	$—	$(1,554)

See Notes to Financial Statements

Schedule of Investments Focus Fund August 31,2018

	Number of Shares	Value (000's)
Common Stocks 98.6%
Aerospace & Defense 0.9%
General Dynamics Corp.	36,600	$7,078
Auto Components 1.2%
Aptiv PLC	100,000	8,801
Banks 8.1%
Comerica, Inc.	312,000	30,414
JPMorgan Chase & Co.	272,000	31,166
		61,580
Biotechnology 4.8%
BioMarin Pharmaceutical, Inc.*	87,000	8,698
Gilead Sciences, Inc.	366,000	27,717
		36,415
Building Products 1.3%
Johnson Controls International PLC	271,000	10,236
Capital Markets 4.5%
Intercontinental Exchange, Inc.	336,000	25,613
Morgan Stanley	173,000	8,448
		34,061
Chemicals 2.1%
Air Products & Chemicals, Inc.	42,000	6,984
Ashland Global Holdings, Inc.	108,000	9,094
		16,078
Commercial Services 0.4%
LegalZoom.com, Inc.*(a)(b)(d)	71,572	3,000
Communications Equipment 3.9%
Motorola Solutions, Inc.	235,000	30,165
Containers & Packaging 0.9%
Packaging Corp. of America	64,000	7,035
Distributors 3.2%
LKQ Corp.*	720,000	24,854
Food & Staples Retailing 1.3%
Walmart, Inc.	106,000	10,161
	Number of Shares	Value (000's)
Food Products 5.0%
Conagra Brands, Inc.	413,000	$15,178
Mondelez International, Inc. Class A	545,000	23,282
		38,460
Health Care Equipment & Supplies 2.7%
Zimmer Biomet Holdings, Inc.	167,000	20,646
Health Care Providers & Services 4.2%
Cigna Corp.	170,000	32,018
Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	247,000	15,188
Household Durables 1.7%
Whirlpool Corp.	107,000	13,373
Insurance 2.8%
Athene Holding Ltd. Class A*	428,000	21,255
Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.*	17,000	34,216
Internet Software & Services 5.6%
Alphabet, Inc. Class A*	17,100	21,064
Alphabet, Inc. Class C*	17,600	21,440
		42,504
IT Services 1.7%
Worldpay, Inc. Class A*	135,000	13,148
Media 3.5%
Charter Communications, Inc. Class A*	43,000	13,347
Twenty-First Century Fox, Inc. Class A	290,000	13,166
		26,513
Multi-Utilities 2.7%
DTE Energy Co.	188,000	20,894
Oil, Gas & Consumable Fuels 6.8%
Cabot Oil & Gas Corp.	675,000	16,085
Concho Resources, Inc.*	91,000	12,481
	Number of Shares	Value (000's)
Phillips 66	90,000	$10,666
WPX Energy, Inc.*	654,000	12,472
		51,704
Pharmaceuticals 2.9%
Pfizer, Inc.	543,000	22,545
Professional Services 2.3%
Equifax, Inc.	132,000	17,684
Road & Rail 4.0%
CSX Corp.	412,000	30,554
Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	213,000	21,055
Software 4.4%
Autodesk, Inc.*	116,400	17,966
Electronic Arts, Inc.*	138,000	15,651
		33,617
Technology Hardware, Storage & Peripherals 2.0%
Western Digital Corp.	240,000	15,178
Wireless Telecommunication Services 4.4%
T-Mobile US, Inc.*	510,000	33,680
Total Common Stocks753,696 (Cost $604,625)
Short-Term Investments 1.2%
Investment Companies 1.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(c) (Cost $9,522)	9,522,300	9,522
Total Investments 99.8% (Cost $614,147)		763,218
Other Assets Less Liabilities 0.2%		1,243
Net Assets 100.0%		$764,461

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2018 amounted to approximately $3,000,000, which represents 0.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2018.

(d)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At August 31, 2018, these securities amounted to approximately $3,000,000, which represents 0.4% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2018	Fair Value Percentage of Net Assets as of 8/31/2018
LegalZoom.com, Inc.	8/21/2018	$3,000	0.4%	$3,000	0.4%
Total		$3,000	0.4%	$3,000	0.4%

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2018, the Fund did not have any outstanding options purchased. For the year ended August 31, 2018, the Fund had an average market value of $359,425 in options purchased.

Written option contracts ("options written")

At August 31, 2018, the Fund did not have any outstanding options written. For the year ended August 31, 2018, the Fund had an average market value of $(329,728) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$3,000	$3,000
Other Common Stocks(a)	750,696	—	—	750,696
Total Common Stocks	750,696	—	3,000	753,696
Short-Term Investments	—	9,522	—	9,522
Total Investments	$750,696	$9,522	$3,000	$763,218

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$—	$—	$—	$—	$3,000	$—	$—	$—	$3,000	$—
Total	$—	$—	$—	$—	$3,000	$—	$—	$—	$3,000	$—

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2018.

Asset class	Fair value at 8/31/2018	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stocks	$3,000,298	Market Approach	Transaction Price	$41.92	$41.92	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

Other Financial Instruments

The Fund held no Level 3 derivative investments at August 31, 2018.

The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Other Financial Instruments: (000's omitted)
Options Written(a)
Puts
Food Products	$(0)	$—	$16	$(16)	$0	$—	$—	$—	$—	$—
Total	$(0)	$—	$16	$(16)	$0	$—	$—	$—	$—	$—

(a)  At the beginning of the year, the Fund's Level 3 investments were valued based on using methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements

Schedule of Investments Genesis Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 99.0%
Aerospace & Defense 0.3%
Astronics Corp.*	907,912	$39,503
Air Freight & Logistics 0.5%
Forward Air Corp.	962,425	61,845
Airlines 0.6%
Allegiant Travel Co.	487,563	66,430
Auto Components 1.7%
Fox Factory Holding Corp.*	1,568,008	103,567
LCI Industries	975,348	90,659
		194,226
Automobiles 0.3%
Thor Industries, Inc.	409,033	39,038
Banks 11.6%
Bank of Hawaii Corp.	1,741,514	144,772
Bank OZK	2,409,380	97,484
BOK Financial Corp.	1,101,049	112,913
Columbia Banking System, Inc.	1,983,400	83,799
Community Bank System, Inc.	1,357,700	89,785
Cullen/Frost Bankers, Inc.	1,402,079	155,477
CVB Financial Corp.	4,739,807	113,992
First Financial Bankshares, Inc.	2,287,231	138,149
First Hawaiian, Inc.	1,909,274	55,350
FNB Corp.	4,181,743	56,244
Glacier Bancorp, Inc.	1,599,832	73,080
Lakeland Financial Corp.	724,769	35,709
LegacyTexas Financial Group, Inc.	1,983,734	91,787
PacWest Bancorp	1,168,021	58,973
		1,307,514
	Number of Shares	Value (000's)
Beverages 0.5%
MGP Ingredients, Inc.	677,792	$52,265
Biotechnology 0.3%
Abcam PLC	1,776,766	34,921
Building Products 1.9%
AAON, Inc.	2,579,198	104,200
AO Smith Corp.	1,328,323	77,149
Patrick Industries, Inc.*	454,546	29,091
		210,440
Capital Markets 2.7%
Artisan Partners Asset Management, Inc. Class A	1,299,691	43,085
BrightSphere Investment Group PLC	2,701,801	34,286
FactSet Research Systems, Inc.	310,681	71,267
Houlihan Lokey, Inc.	836,393	39,335
MarketAxess Holdings, Inc.	638,895	121,275
		309,248
Chemicals 3.3%
Balchem Corp.	624,056	69,202
Chase Corp.	371,278	46,020
Innophos Holdings, Inc.	420,169	18,366
NewMarket Corp.	117,537	47,137
Quaker Chemical Corp.	477,147	85,953
Sensient Technologies Corp.	1,533,784	108,929
		375,607
Commercial Services & Supplies 3.5%
Healthcare Services Group, Inc.	2,090,181	86,136
MSA Safety, Inc.	661,441	66,865
Rollins, Inc.	2,949,828	177,226
UniFirst Corp.	347,634	64,382
		394,609
Communications Equipment 0.9%
NetScout Systems, Inc.*(a)	4,073,838	101,846
Construction & Engineering 0.8%
Valmont Industries, Inc.	669,896	94,053
	Number of Shares	Value (000's)
Construction Materials 1.1%
Eagle Materials, Inc.	1,327,432	$122,562
Containers & Packaging 1.1%
AptarGroup, Inc.	1,229,138	128,703
Distributors 2.3%
Pool Corp.	1,567,984	257,557
Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc.*	905,539	108,149
Electrical Equipment 0.7%
AZZ, Inc.(a)	1,366,653	73,458
Electronic Equipment, Instruments & Components 6.0%
Cognex Corp.	2,059,972	110,826
Littelfuse, Inc.	831,136	185,809
nLight, Inc.*	324,540	9,999
Novanta, Inc.*	1,042,554	79,860
Rogers Corp.*(a)	1,238,614	171,015
Zebra Technologies Corp. Class A*	709,960	121,929
		679,438
Energy Equipment & Services 1.5%
Apergy Corp.*	1,167,766	52,806
Cactus, Inc. Class A*	851,055	29,089
Computer Modelling Group Ltd.(b)	3,773,999	25,218
Pason Systems, Inc.	3,770,987	61,995
		169,108
Food Products 2.4%
Calavo Growers, Inc.(a)	881,159	93,271
J & J Snack Foods Corp.	454,567	66,139
Lancaster Colony Corp.	735,052	114,867
		274,277
Health Care Equipment & Supplies 7.3%
Atrion Corp.(a)	96,017	62,896
Cantel Medical Corp.	1,134,226	110,020
Haemonetics Corp.*	1,049,142	117,126
Heska Corp.*(a)	432,416	46,269
IDEXX Laboratories, Inc.*	826,469	209,956

See Notes to Financial Statements

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value (000's)
Neogen Corp.*	430,096	$40,188
West Pharmaceutical Services, Inc.	2,058,984	241,004
		827,459
Health Care Providers & Services 3.2%
Chemed Corp.	497,209	160,867
Henry Schein, Inc.*	994,760	77,273
Tivity Health, Inc.*	1,309,211	45,037
U.S. Physical Therapy, Inc.	632,275	79,192
		362,369
Hotels, Restaurants & Leisure 1.7%
Cheesecake Factory, Inc.	603,422	32,084
Cracker Barrel Old Country Store, Inc.	402,909	60,070
Texas Roadhouse, Inc.	1,428,565	98,499
		190,653
Household Durables 0.2%
Installed Building Products, Inc.*	567,770	26,430
Household Products 2.1%
Church & Dwight Co., Inc.	2,706,171	153,115
WD-40 Co.	467,684	82,991
		236,106
Industrial Conglomerates 0.5%
Raven Industries, Inc.	1,080,028	52,273
Insurance 1.4%
AMERISAFE, Inc.	794,599	50,695
RLI Corp.	1,429,895	110,059
		160,754
IT Services 1.5%
Jack Henry & Associates, Inc.	1,045,122	165,589
Life Sciences Tools & Services 2.6%
Bio-Techne Corp.	1,092,278	209,903
ICON PLC*	589,777	87,889
		297,792
	Number of Shares	Value (000's)
Machinery 6.3%
Graco, Inc.	1,518,590	$71,389
Lindsay Corp.	516,477	49,463
Middleby Corp.*	803,630	97,673
Nordson Corp.	739,831	102,851
RBC Bearings, Inc.*	1,177,415	176,388
Toro Co.	2,018,503	122,705
Wabtec Corp.	847,856	91,840
		712,309
Media 2.6%
Cable One, Inc.	77,352	64,801
Gray Television, Inc.*	3,544,424	61,850
Nexstar Media Group, Inc. Class A	2,062,289	169,108
		295,759
Multiline Retail 0.4%
Ollie's Bargain Outlet Holdings, Inc.*	464,015	40,416
Oil, Gas & Consumable Fuels 3.4%
Centennial Resource Development, Inc. Class A*	7,852,450	151,317
Concho Resources, Inc.*	381,618	52,339
Matador Resources Co.*	3,492,555	114,346
WPX Energy, Inc.*	3,573,375	68,144
		386,146
Paper & Forest Products 0.8%
Stella-Jones, Inc.	2,584,965	88,093
Professional Services 1.3%
Exponent, Inc.(a)	2,752,322	144,084
Real Estate Management & Development 0.6%
FirstService Corp.	773,955	66,452
Semiconductors & Semiconductor Equipment 2.9%
Cabot Microelectronics Corp.	830,022	93,568
MKS Instruments, Inc.	838,291	77,877
Power Integrations, Inc.(a)	2,093,383	153,550
		324,995
	Number of Shares	Value (000's)
Software 10.6%
Altair Engineering, Inc. Class A*	1,271,430	$53,108
Aspen Technology, Inc.*	2,436,730	281,101
Blackline, Inc.*	137,345	7,246
Constellation Software, Inc.	71,560	54,600
Fair Isaac Corp.*	856,985	197,946
Manhattan Associates, Inc.*(a)	3,405,346	197,476
Monotype Imaging Holdings, Inc.	1,569,325	32,328
Qualys, Inc.*	1,788,201	162,816
Tyler Technologies, Inc.*	851,200	210,204
		1,196,825
Specialty Retail 2.6%
Asbury Automotive Group, Inc.*	660,853	49,234
Floor & Decor Holdings, Inc. Class A*	779,500	28,654
Lithia Motors, Inc. Class A	832,964	71,968
Monro, Inc.	1,051,956	74,636
Tractor Supply Co.	755,228	66,672
		291,164
Trading Companies & Distributors 2.0%
Applied Industrial Technologies, Inc.	421,737	32,495
Richelieu Hardware Ltd.(b)	1,250,478	29,752
SiteOne Landscape Supply, Inc.*	683,467	61,765
Watsco, Inc.	606,611	106,151
		230,163
Total Common Stocks (Cost $5,573,079)		11,190,628

See Notes to Financial Statements

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(c)	5,438,722	$5,439
State Street Institutional Treasury Plus Money Market Fund Premier Class, 1.88%(c)	113,546,349	113,546
Total Short-Term Investments (Cost $118,985)		118,985
Total Investments 100.0% (Cost $5,692,064)		11,309,613
Liabilities Less Other Assets (0.0)%(d)		(4,680)
Net Assets 100.0%		$11,304,933

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2018 amounted to approximately $54,970,000, which represents 0.5% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2018.

(d)  Represents less than 0.05% of net assets.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Energy Equipment & Services	$143,890	$25,218	$—	$169,108
Trading Companies & Distributors	200,411	29,752	—	230,163
Other Common Stocks(a)	10,791,357	—	—	10,791,357
Total Common Stocks	11,135,658	54,970	—	11,190,628
Short-Term Investments	—	118,985	—	118,985
Total Investments	$11,135,658	$173,955	$—	$11,309,613

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 99.6%
Australia 0.7%
Insurance Australia Group Ltd.	6,518	$36
Belgium 0.6%
KBC Group NV	487	35
Canada 4.8%
Alimentation Couche-Tard, Inc. Class B	1,425	68
Kinaxis, Inc.*	931	70
Suncor Energy, Inc.	959	40
Waste Connections, Inc.	997	79
		257
China 2.7%
Alibaba Group Holding Ltd. ADR*	540	95
Baidu, Inc. ADR*	209	47
		142
France 1.5%
Air Liquide SA	314	40
Valeo SA	868	39
		79
Germany 4.0%
Continental AG	245	45
Gerresheimer AG	320	27
Henkel AG & Co. KGaA, Preference Shares	469	60
Infineon Technologies AG	2,061	52
SAP SE ADR	239	29
		213
Hong Kong 3.5%
AIA Group Ltd.	8,200	71
Haier Electronics Group Co. Ltd.*	14,350	37
Techtronic Industries Co. Ltd.	12,500	77
		185
Ireland 0.7%
CRH PLC	1,105	37
Israel 2.0%
Check Point Software Technologies Ltd.*	636	74
Tower Semiconductor Ltd.*	1,575	34
		108
Italy 0.9%
Brembo SpA	3,587	48
	Number of Shares	Value (000's)
Japan 7.0%
Bridgestone Corp.	1,030	$38
Daikin Industries Ltd.	450	57
Hoya Corp.	900	53
Ichigo, Inc.	9,900	40
Kao Corp.	600	47
Kose Corp.	325	60
Sanwa Holdings Corp.	2,650	30
Toyota Motor Corp.	750	47
		372
Mexico 0.6%
Infraestructura Energetica Nova SAB de CV	6,428	30
Netherlands 6.6%
AerCap Holdings NV*	1,260	72
ASML Holding NV	732	149
Heineken NV	450	44
Intertrust NV(a)	1,633	30
NXP Semiconductors NV*	586	55
		350
Norway 1.0%
Sbanken ASA(a)	5,067	51
Singapore 0.7%
DBS Group Holdings Ltd.	2,100	38
Switzerland 7.6%
Cie Financiere Richemont SA	598	53
Ferguson PLC	545	44
Givaudan SA	31	75
Julius Baer Group Ltd.*	1,220	65
Roche Holding AG	221	55
SGS SA	24	63
Sonova Holding AG	245	46
		401
United Kingdom 6.7%
Aon PLC	540	78
Bunzl PLC	1,379	43
Compass Group PLC	2,595	56
Howden Joinery Group PLC	3,037	19
Prudential PLC	2,168	49
RELX PLC	2,568	57
St. James's Place PLC	3,679	54
		356
	Number of Shares	Value (000's)
United States 48.0%
Activision Blizzard, Inc.	925	$67
Alphabet, Inc. Class A*	45	55
Alphabet, Inc. Class C*	45	55
Amazon.com, Inc.*	98	197
Apple, Inc.	479	109
Biogen, Inc.*	179	63
BlackRock, Inc.	145	69
Cabot Oil & Gas Corp.	2,535	60
CDW Corp.	1,109	97
Centene Corp.*	575	84
Comerica, Inc.	586	57
Core Laboratories NV	337	39
CVS Health Corp.	746	56
EOG Resources, Inc.	658	78
Estee Lauder Cos., Inc. Class A	503	71
Expedia Group, Inc.	163	21
Exxon Mobil Corp.	838	67
Facebook, Inc. Class A*	230	40
Fidelity National Information Services, Inc.	770	83
First Republic Bank	402	41
Gilead Sciences, Inc.	395	30
Graco, Inc.	2,050	96
Halliburton Co.	770	31
Henry Schein, Inc.*	895	70
Intercontinental Exchange, Inc.	1,040	79
JPMorgan Chase & Co.	730	84
Medtronic PLC	816	79
RPM International, Inc.	970	66
Samsonite International SA*(a)	17,095	69
Sealed Air Corp.	1,285	52
Sensata Technologies Holding PLC*	2,129	113
Service Corp. International	995	42
T-Mobile US, Inc.*	1,015	67
VF Corp.	600	55
Visa, Inc. Class A	625	92
Western Digital Corp.	855	54
Worldpay, Inc. Class A*	642	62
		2,550
Total Common Stocks (Cost $4,033)		5,288

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 1.3%
Investment Companies 1.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(b) (Cost $70)	70,326	$70
Total Investments 100.9% (Cost $4,103)		5,358
Liabilities Less Other Assets (0.9)%		(48)
Net Assets 100.0%		$5,310

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $150,000, which represents 2.8% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2018.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$306	5.8%
Internet Software & Services	292	5.5%
Semiconductors & Semiconductor Equipment	290	5.5%
Capital Markets	267	5.0%
Oil, Gas & Consumable Fuels	245	4.6%
Software	240	4.5%
IT Services	237	4.5%
Insurance	234	4.4%
Internet & Direct Marketing Retail	218	4.1%
Health Care Providers & Services	210	4.0%
Chemicals	181	3.4%
Health Care Equipment & Supplies	178	3.4%
Personal Products	178	3.4%
Trading Companies & Distributors	178	3.4%
Textiles, Apparel & Luxury Goods	177	3.3%
Auto Components	170	3.2%
Technology Hardware, Storage & Peripherals	163	3.1%
Professional Services	150	2.8%
Household Durables	114	2.1%
Electrical Equipment	113	2.1%
Electronic Equipment, Instruments & Components	97	1.8%
Machinery	96	1.8%
Biotechnology	93	1.8%
Building Products	87	1.6%
Commercial Services & Supplies	79	1.5%
Energy Equipment & Services	70	1.3%
Food & Staples Retailing	68	1.3%
Wireless Telecommunication Services	67	1.3%
Household Products	60	1.1%
Hotels, Restaurants & Leisure	56	1.0%
Pharmaceuticals	55	1.0%
Containers & Packaging	52	1.0%
Automobiles	47	0.9%
Beverages	44	0.8%
Diversified Consumer Services	42	0.8%
Real Estate Management & Development	40	0.7%
Construction Materials	37	0.7%
Gas Utilities	30	0.6%
Life Sciences Tools & Services	27	0.5%
Short-Term Investments and Other Liabilities—Net	22	0.4%
	$5,310	100.0%

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$5,288	$—	$—	$5,288
Short-Term Investments	—	70	—	70
Total Investments	$5,288	$70	$—	$5,358

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 99.7%
Australia 6.5%
Dexus	7,700	$59
Goodman Group	12,977	100
Scentre Group	9,960	29
		188
Canada 3.5%
Allied Properties Real Estate Investment Trust	910	30
Brookfield Asset Management, Inc. Class A	553	24
Canadian Apartment Properties REIT	1,283	46
		100
France 4.4%
Gecina SA	339	58
ICADE	705	69
		127
Germany 4.9%
ADO Properties SA(a)	767	49
Deutsche Wohnen SE	1,808	92
		141
Hong Kong 6.9%
CK Asset Holdings Ltd.	14,572	104
Sun Hung Kai Properties Ltd.	6,394	95
		199
Japan 11.2%
Advance Residence Investment Corp.	15	38
Mitsubishi Estate Co. Ltd.	3,058	51
Mitsui Fudosan Co. Ltd.	4,022	92
Nippon Accommodations Fund, Inc.	13	59
Nippon Building Fund, Inc.	7	41
Sumitomo Realty & Development Co. Ltd.	1,178	41
		322
Netherlands 1.7%
InterXion Holding NV*	747	49
	Number of Shares	Value (000's)
Singapore 1.9%
Ascendas Real Estate Investment Trust	14,071	$28
CapitaLand Ltd.	11,037	28
		56
Spain 1.5%
Merlin Properties Socimi SA	3,050	42
Sweden 1.4%
Hufvudstaden AB, A Shares	2,622	41
United Kingdom 4.4%
Safestore Holdings PLC	5,866	40
SEGRO PLC	6,274	54
Shaftesbury PLC	2,724	33
		127
United States 51.4%
Alexandria Real Estate Equities, Inc.	406	52
American Tower Corp.	957	143
Apartment Investment & Management Co. Class A	692	30
Crown Castle International Corp.	597	68
CyrusOne, Inc.	350	24
Digital Realty Trust, Inc.	407	51
Douglas Emmett, Inc.	1,251	49
EastGroup Properties, Inc.	450	44
Equinix, Inc.	138	60
Equity Lifestyle Properties, Inc.	653	63
Equity Residential	892	60
Essex Property Trust, Inc.	232	57
Extra Space Storage, Inc.	317	29
Four Corners Property Trust, Inc.	887	24
Healthcare Trust of America, Inc. Class A	997	29
Highwoods Properties, Inc.	585	29
Hyatt Hotels Corp. Class A	360	28
Invitation Homes, Inc.	2,637	62
Kimco Realty Corp.	2,246	38
	Number of Shares	Value (000's)
Mid-America Apartment Communities, Inc.	408	$42
National Retail Properties, Inc.	766	35
Prologis, Inc.	942	63
Public Storage	164	35
Regency Centers Corp.	756	50
Simon Property Group, Inc.	631	116
Sunstone Hotel Investors, Inc.	1,810	30
Ventas, Inc.	876	53
Welltower, Inc.	769	51
Weyerhaeuser Co.	1,162	40
Zayo Group Holdings, Inc.*	780	27
		1,482
Total Common Stocks (Cost $2,687)		2,874
Short-Term Investments 2.6%
Investment Companies 2.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(b) (Cost $75)	75,352	75
Total Investments 102.3% (Cost $2,762)		2,949
Liabilities Less Other Assets (2.3)%		(65)
Net Assets 100.0%		$2,884

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $49,000, which represents 1.7% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2018.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Real Estate Holding & Development	$617	21.4%
Industrial & Office REITs	597	20.7%
Specialty REITs	594	20.6%
Residential REITs	419	14.5%
Retail REITs	301	10.5%
Diversified REITs	239	8.3%
Hotel & Lodging REITs	58	2.0%
Real Estate Services	49	1.7%
Short-Term Investments and Other Liabilities—Net	10	0.3%
	$2,884	100.0%
See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,874	$—	$—	$2,874
Short-Term Investments	—	75	—	75
Total Investments	$2,874	$75	$—	$2,949

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 96.3%
Air Freight & Logistics 3.7%
ZTO Express Cayman, Inc. ADR	180,034	$3,323
Auto Components 0.8%
Minth Group Ltd.	172,000	705
Automobiles 7.9%
BAIC Motor Corp. Ltd., H Shares(a)	1,087,000	914
Brilliance China Automotive Holdings Ltd.	1,718,000	2,723
Guangzhou Automobile Group Co. Ltd., H Shares	3,170,000	3,441
		7,078
Banks 11.4%
Bank of China Ltd., H Shares	2,319,000	1,043
China Construction Bank Corp., H Shares	6,871,000	6,084
Industrial & Commercial Bank of China Ltd., H Shares	4,121,911	3,036
		10,163
Beverages 2.2%
Kweichow Moutai Co. Ltd. Class A	20,246	1,954
Commercial Services & Supplies 1.5%
China Everbright International Ltd.	1,609,000	1,355
Construction Materials 5.5%
Anhui Conch Cement Co. Ltd. Class A	571,700	3,108
China National Building Material Co. Ltd., H Shares	1,932,000	1,807
		4,915
	Number of Shares	Value (000's)
Diversified Telecommunication Services 0.5%
China Tower Corp. Ltd., H Shares*(a)	2,846,000	$435
Electrical Equipment 1.6%
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	261,400	1,411
Food & Staples Retailing 1.1%
Yonghui Superstores Co. Ltd. Class A	884,334	993
Food Products 3.4%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	869,800	3,082
Health Care Providers & Services 3.4%
Huadong Medicine Co. Ltd. Class A	6,000	39
Huadong Medicine Co. Ltd. Class A	454,877	2,996
		3,035
Household Durables 6.1%
Gree Electric Appliances, Inc. of Zhuhai Class A*	644,103	3,673
Midea Group Co. Ltd. Class A	287,620	1,752
		5,425
Independent Power and Renewable Electricity Producers 0.4%
China Everbright Greentech Ltd.(a)	385,469	380
Insurance 11.7%
China Pacific Insurance Group Co. Ltd., H Shares	384,200	1,432
China Taiping Insurance Holdings Co. Ltd.	944,600	2,997
	Number of Shares	Value (000's)
PICC Property & Casualty Co. Ltd., H Shares	2,748,000	$3,095
Ping An Insurance Group Co. of China Ltd., H Shares	309,000	2,976
		10,500
Internet Software & Services 22.7%
Alibaba Group Holding Ltd. ADR*	49,518	8,666
Baidu, Inc. ADR*	8,547	1,936
SINA Corp.*	29,821	2,116
Tencent Holdings Ltd.	173,900	7,533
		20,251
Pharmaceuticals 3.2%
China Medical System Holdings Ltd.	1,075,000	1,780
CSPC Pharmaceutical Group Ltd.	430,000	1,085
		2,865
Real Estate Management & Development 5.2%
China Jinmao Holdings Group Ltd.	1,822,000	859
China Resources Land Ltd.	314,000	1,094
CIFI Holdings Group Co. Ltd.	2,146,000	1,244
Longfor Group Holdings Ltd.	506,000	1,406
		4,603
Textiles, Apparel & Luxury Goods 2.4%
Shenzhou International Group Holdings Ltd.	163,000	2,139
Transportation Infrastructure 1.6%
Guangzhou Baiyun International Airport Co. Ltd. Class A	815,788	1,459
Total Common Stocks (Cost $85,249)		86,071

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (cont'd)

	Number of Shares	Value (000's)
Rights 0.1%
Commercial Services & Supplies 0.1%
China Everbright International Ltd.*(b) (Cost $0)	620,370	$48
Short-Term Investments 0.3%
Investment Companies 0.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(c) (Cost $304)	303,680	304
Total Investments 96.7% (Cost $85,553)		86,423
Other Assets Less Liabilities 3.3%		2,992
Net Assets 100.0%		$89,415

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation
S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $1,729,000, which represents 1.9% of net assets of the Fund.

(b)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2018 amounted to approximately $48,000, which represents 0.1% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$86,071	$—	$—	$86,071
Rights(a)	—	48	—	48
Short-Term Investments	—	304	—	304
Total Investments	$86,071	$352	$—	$86,423

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Guardian Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 94.8%
Aerospace & Defense 3.7%
General Dynamics Corp.	145,000	$28,043
Raytheon Co.	107,300	21,400
		49,443
Air Freight & Logistics 0.1%
Expeditors International of Washington, Inc.(a)	27,195	1,993
Airlines 2.0%
Delta Air Lines, Inc.(b)	459,000	26,842
Banks 4.6%
Comerica, Inc.	268,475	26,171
JPMorgan Chase & Co.	305,580	35,013
		61,184
Biotechnology 1.4%
Gilead Sciences, Inc.	244,000	18,478
Capital Markets 5.2%
BlackRock, Inc.	38,895	18,633
Brookfield Asset Management, Inc. Class A	561,355	24,009
CME Group, Inc.	156,700	27,380
		70,022
Chemicals 1.8%
Ashland Global Holdings, Inc.	286,000	24,081
Commercial Services 1.7%
LegalZoom.com, Inc.*(c)(d)(h)	544,184	22,812
Diversified Financial Services 0.6%
CF Corp. Class A	885,000	7,708
Electric Utilities 1.0%
NextEra Energy, Inc.	80,000	13,608
Electrical Equipment 2.1%
Eaton Corp. PLC	330,000	27,436
Electronic Equipment, Instruments & Components 2.5%
CDW Corp.	378,000	33,098
Energy Equipment & Services 1.4%
Schlumberger Ltd.	291,675	18,422
Food & Staples Retailing 1.7%
Costco Wholesale Corp.	100,000	23,313
	Number of Shares	Value (000's)
Food Products 2.6%
Conagra Brands, Inc.(b)	830,000	$30,503
Hain Celestial Group, Inc.*	150,000	4,284
		34,787
Health Care Providers & Services 4.0%
CVS Health Corp.	346,000	26,033
UnitedHealth Group, Inc.	103,615	27,817
		53,850
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	154,000	24,983
Industrial Conglomerates 0.9%
3M Co.	58,215	12,279
Internet & Direct Marketing Retail 7.7%
Amazon.com, Inc.*(a)	24,500	49,312
Booking Holdings, Inc.*	14,275	27,858
Expedia Group, Inc.	196,600	25,656
		102,826
Internet Software & Services 10.2%
Alphabet, Inc. Class A*	41,700	51,366
eBay, Inc.*	604,000	20,904
Facebook, Inc. Class A*	219,335	38,544
Spotify Technology SA*	131,300	24,884
		135,698
IT Services 4.7%
PayPal Holdings, Inc.*	188,680	17,421
Visa, Inc. Class A(b)	306,340	44,998
		62,419
Machinery 0.5%
Gates Industrial Corp. PLC*	347,000	6,326
Multi-Utilities 1.7%
Brookfield Infrastructure Partners LP	569,815	22,223
Oil, Gas & Consumable Fuel 2.2%
Enbridge, Inc.	857,000	29,284
Professional Services 5.8%
Equifax, Inc.	242,000	32,421
IHS Markit Ltd.*	623,000	34,265
	Number of Shares	Value (000's)
Verisk Analytics, Inc.*(a)	92,570	$11,024
		77,710
Road & Rail 2.5%
CSX Corp.(b)	261,735	19,410
Norfolk Southern Corp.	79,000	13,734
		33,144
Software 6.5%
Activision Blizzard, Inc.(a)	166,000	11,969
Microsoft Corp.	484,000	54,368
salesforce.com, inc.*	135,200	20,642
		86,979
Specialty Retail 6.1%
Home Depot, Inc.	139,000	27,907
Hudson Ltd. Class A*	681,000	14,028
Lowe's Cos., Inc.	198,765	21,616
Tractor Supply Co.(b)	208,200	18,380
		81,931
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	205,000	46,664
Textiles, Apparel & Luxury Goods 2.4%
PVH Corp.(b)	222,000	31,782
Trading Companies & Distributors 1.8%
HD Supply Holdings, Inc.*	520,000	23,707
Total Common Stocks (Cost $916,320)		1,265,032
Preferred Stocks 0.8%
Health Care 0.8%
Moderna, Inc. Ser. F*(c)(d)(h)	990,888	9,968
Moderna, Inc. Ser. G*(c)(d)(h)	72,603	730
Total Preferred Stocks (Cost $9,430)		10,698
Master Limited Partnerships 1.0%
Capital Markets 1.0%
Blackstone Group LP (Cost $13,110)	363,745	13,426
Total Options Purchased 0.1%(e) (Cost $1,468)		1,304

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 3.7%
Investment Companies 3.7%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(a)(f) (Cost $48,774)	48,774,274	$48,774
Total Investments 100.4% (Cost $989,102)		1,339,234
Liabilities Less Other Assets (0.4)%(g)		(4,902)
Net Assets 100.0%		$1,334,332

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $116,716,000.

(b)  All or a portion of the security is pledged as collateral for options written.

(c)  Value determined using significant unobservable inputs.

(d)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees.Total value of all such securities at August 31, 2018 amounted to approximately $33,510,000, which represents 2.5% of net assets of the Fund.

(e)  See "Purchased option contracts" under Derivative Instruments.

(f)  Represents 7-day effective yield as of August 31, 2018.

(g)  Includes the impact of the Fund's open positions in derivatives at August 31, 2018.

(h)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At August 31, 2018, these securities amounted to approximately $33,510,000, which represents 2.5% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Fair Value Value as of 8/31/2018	Percentage of Net Assets as of 8/31/2018
LegalZoom.com, Inc.	8/21/2018	$22,812	1.7%	$22,812	1.7%
Moderna, Inc. (Ser. F Preferred Shares)	8/10/2016	8,700	0.8%	9,968	0.7%
Moderna, Inc. (Ser. G Preferred Shares)	1/30/2018	730	0.1%	730	0.1%
Total		$32,242	2.6%	$33,510	2.5%

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
General Dynamics Corp.	220	$4,254,800	$205	11/16/2018	$46,750
Capital Markets
BlackRock, Inc.	127	6,084,062	500	1/18/2019	173,990
Food Products
Hain Celestial Group, Inc.	600	1,713,600	36	11/16/2018	16,500
Hain Celestial Group, Inc.	1,000	2,856,000	31	11/16/2018	112,500
					129,000
Internet & Direct Marketing Retail
Booking Holdings, Inc.	16	3,122,480	2,100	10/19/2018	16,480
Machinery
Caterpillar, Inc.	472	6,553,720	150	11/16/2018	115,640
Professional Services
Equifax, Inc.	621	8,319,537	130	1/18/2019	565,110
Specialty Retail
Lowe's Cos., Inc.	473	5,143,875	110	1/18/2019	249,508
Textiles, Apparel & Luxury Goods
PVH Corp.	185	2,648,460	155	9/21/2018	7,400
Total options purchased (cost $1,467,758)					$1,303,878

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

Written option contracts ("options written")

At August 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Chemicals
Ashland Global Holdings, Inc.	314	$(2,643,880)	$85	10/19/2018	$(57,305)
Total calls					$(57,305)
Puts
Aerospace & Defense
General Dynamics Corp.	220	(4,254,800)	$180	11/16/2018	$(49,500)
Banks
Comerica, Inc.	315	(3,070,620)	90	1/18/2019	(76,230)
Capital Markets
BlackRock, Inc.	127	(6,084,062)	430	1/18/2019	(87,630)
Food Products
Conagra Brands, Inc.	800	(2,940,000)	33	9/21/2018	(0	)(a)(b)
Hain Celestial Group, Inc.	600	(1,713,600)	28	11/16/2018	(96,000)
Hain Celestial Group, Inc.	1,000	(2,856,000)	25	11/16/2018	(60,000)
					(156,000)
Internet & Direct Marketing Retail
Booking Holdings, Inc.	17	(3,317,635)	1,900	10/19/2018	(52,615)
Internet Software & Services
Facebook, Inc. Class A	253	(4,445,969)	160	11/16/2018	(92,345)
Machinery
Caterpillar, Inc.	472	(6,553,720)	120	11/16/2018	(59,236)
Specialty Retail
Lowe's Cos., Inc.	473	(5,143,875)	92.5	1/18/2019	(50,848)
Textiles, Apparel & Luxury Goods
PVH Corp.	370	(5,296,920)	140	9/21/2018	(66,600)
Total puts					$(691,004)
Total options written (premium received $1,273,548)					$(748,309)

(a)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

At August 31, 2018, the Fund had an average market value of $1,897,529 in options purchased and $(1,338,783) in options written. The Fund had securities pledged in the amount of $ 36,162,891 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$22,812	$22,812
Other Common Stocks(a)	1,242,220	—	—	1,242,220
Total Common Stocks	1,242,220	—	22,812	1,265,032
Preferred Stocks(a)	—	—	10,698	10,698
Master Limited Partnerships(a)	13,426	—	—	13,426
Options Purchased(b)	1,304	—	—	1,304
Short-Term Investments	—	48,774	—	48,774
Total Investments	$1,256,950	$48,774	$33,510	$1,339,234

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$—	$—	$—	$—	$22,812	$—	$—	$—	$22,812	$—

Preferred Stocks

Health Care	8,700	—	—	1,268	730	—	—	—	10,698	1,268
Total	$8,700	$—	$—	$1,268	$23,542	$—	$—	$—	$33,510	$1,268

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2018.

Asset class	Fair value at 8/31/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(a)
Common Stocks	$22,812,193	Market Approach	Transaction Price	$41.92	$41.92	Increase
Preferred Stocks	9,968,333	Market Approach	Transaction Price	10.06	10.06	Increase
Preferred Stocks	730,387	Market Approach	Transaction Price	10.06	10.06	Increase

(a)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(748)	$—	$(0)	$(748)
Total	$(748)	$—	$(0)	$(748)

(a)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Other Financial Instruments: (000's omitted)
Options Written(b)
Food Products	$—	$—	$—	$56	$—	$(56)	$—	$—	$(0)	$56
Total	$—	$—	$—	$56	$—	$(56)	$—	$—	$(0)	$56

(b)  As of the year ended August 31, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations in not presented.

See Notes to Financial Statements

Schedule of Investments International Equity Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.4%
Australia 0.9%
Insurance Australia Group Ltd.	3,351,245	$18,599
Austria 1.3%
BAWAG Group AG(a)	567,663	26,541
Belgium 0.9%
KBC Group NV	258,056	18,332
Canada 3.7%
Alimentation Couche-Tard, Inc. Class B	548,535	26,262
Kinaxis, Inc.*	338,432	25,537
Suncor Energy, Inc.	626,142	25,775
		77,574
China 2.7%
Alibaba Group Holding Ltd. ADR*	214,569	37,552
Baidu, Inc. ADR*	82,186	18,613
		56,165
Denmark 0.9%
Danske Bank A/S	654,753	19,264
Finland 0.6%
Huhtamaki OYJ(b)	364,985	13,070
France 6.7%
Air Liquide SA	177,380	22,340
Arkema SA	129,995	16,281
Pernod-Ricard SA	191,635	30,252
SPIE SA	886,713	16,797
TOTAL SA	494,507	30,921
Valeo SA	497,274	22,575
		139,166
Germany 10.3%
Brenntag AG	306,805	18,497
Continental AG	115,245	21,143
CTS Eventim AG & Co. KGaA	606,105	26,875
Deutsche Boerse AG	125,226	17,297
Gerresheimer AG	244,543	20,437
Henkel AG & Co. KGaA, Preference Shares	217,829	27,800
Infineon Technologies AG	1,034,166	26,313
SAP SE ADR	239,089	28,629
	Number of Shares	Value (000's)
Scout24 AG(a)	208,685	$10,794
Stabilus SA	174,117	15,299
		213,084
Hong Kong 3.0%
HKBN Ltd.	18,178,800	27,006
Techtronic Industries Co. Ltd.	5,639,300	34,488
		61,494
Ireland 2.1%
CRH PLC	425,985	14,100
Greencore Group PLC	5,062,632	11,420
Kerry Group PLC Class A	165,927	18,923
		44,443
Israel 2.1%
Check Point Software Technologies Ltd.*	255,401	29,675
Tower Semiconductor Ltd.*	636,400	13,874
		43,549
Italy 0.5%
Brembo SpA	696,614	9,315
Japan 15.9%
Bridgestone Corp.	750,500	27,646
Daikin Industries Ltd.	321,400	40,989
Hoya Corp.	371,500	21,723
Ichigo, Inc.(b)	5,519,900	22,554
Kansai Paint Co. Ltd.	1,026,300	20,293
Kao Corp.	243,600	18,910
Keyence Corp.	67,600	38,263
Kose Corp.	140,700	25,959
Nabtesco Corp.	627,850	16,370
Santen Pharmaceutical Co. Ltd.	638,100	9,832
Sanwa Holdings Corp.	919,200	10,540
Shionogi & Co. Ltd.	504,500	29,314
SMC Corp.	76,500	25,454
Toyota Motor Corp.	343,900	21,449
		329,296
Luxembourg 0.9%
Befesa SA*(a)	446,508	19,565
	Number of Shares	Value (000's)
Mexico 0.7%
Infraestructura Energetica Nova SAB de CV	3,260,550	$15,211
Netherlands 7.6%
AerCap Holdings NV*	601,950	34,293
ASML Holding NV	291,275	59,384
Heineken NV	282,836	27,952
Intertrust NV(a)	849,875	15,537
NXP Semiconductors NV*	222,376	20,712
		157,878
Norway 1.1%
Sbanken ASA(a)	2,181,980	21,986
Portugal 1.3%
Galp Energia SGPS SA	1,289,885	26,157
Singapore 0.9%
DBS Group Holdings Ltd.	1,079,000	19,614
Switzerland 13.6%
Bucher Industries AG	28,576	10,018
Cie Financiere Richemont SA	243,939	21,569
Ferguson PLC	290,402	23,271
Givaudan SA	13,960	33,962
Julius Baer Group Ltd.*	417,162	22,174
Novartis AG	204,642	16,971
Partners Group Holding AG	38,180	29,977
Roche Holding AG	91,960	22,846
SGS SA	9,976	26,277
Sonova Holding AG	103,898	19,713
Tecan Group AG	149,800	35,794
UBS Group AG*	1,286,304	20,086
		282,658
United Kingdom 16.8%
Aon PLC	222,000	32,314
Biffa PLC(a)	3,897,198	12,581
Bunzl PLC	1,136,828	35,343
Clinigen Group PLC	2,136,427	27,628
Compass Group PLC	1,550,956	33,348
DCC PLC	196,385	17,708
Howden Joinery Group PLC	650,693	4,156
IMI PLC	1,324,490	20,743

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

	Number of Shares	Value (000's)
Lloyds Banking Group PLC	23,321,129	$17,929
London Stock Exchange Group PLC	391,899	23,493
Prudential PLC	1,256,742	28,268
RELX PLC	1,589,533	35,239
Spectris PLC	451,290	13,773
St. James's Place PLC	2,012,469	29,522
Unilever NV	275,951	15,870
		347,915
United States 3.9%
Core Laboratories NV(b)	132,446	15,172
Samsonite International SA*(a)	8,290,348	33,536
	Number of Shares	Value (000's)
Sensata Technologies Holding PLC*	612,943	$32,455
		81,163
Total Common Stocks (Cost $1,825,159)		2,042,039
Short-Term Investments 2.3%
Investment Companies 2.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(c)	29,275,386	29,275
	Number of Shares	Value (000's)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(c)(d)	18,919,611	$18,920
Total Short-Term Investments (Cost $48,195)		48,195
Total Investments 100.7% (Cost $1,873,354)		2,090,234
Liabilities Less Other Assets (0.7)%		(14,453)
Net Assets 100.0%		$2,075,781

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $140,540,000, which represents 6.8% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at August 31, 2018. Total value of all such securities at August 31, 2018 amounted to approximately $18,373,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of August 31, 2018.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$142,549	6.9%
Banks	123,666	6.0%
Semiconductors & Semiconductor Equipment	120,283	5.8%
Trading Companies & Distributors	115,560	5.6%
Chemicals	92,876	4.5%
Machinery	87,884	4.2%
Life Sciences Tools & Services	83,859	4.0%
Software	83,841	4.0%
Oil, Gas & Consumable Fuels	82,853	4.0%
Auto Components	80,679	3.9%
Insurance	79,181	3.8%
Pharmaceuticals	78,963	3.8%
Professional Services	77,053	3.7%
Internet Software & Services	66,959	3.2%
Personal Products	60,739	2.9%
Beverages	58,204	2.8%
Textiles, Apparel & Luxury Goods	55,105	2.7%
Electronic Equipment, Instruments & Components	52,036	2.5%
Building Products	51,529	2.5%
Commercial Services & Supplies	48,943	2.4%
Health Care Equipment & Supplies	41,436	2.0%
Household Durables	34,488	1.7%
Hotels, Restaurants & Leisure	33,348	1.6%
Electrical Equipment	32,455	1.6%
Food Products	30,343	1.5%
Household Products	27,800	1.3%
Diversified Telecommunication Services	27,006	1.3%
Media	26,875	1.3%
Food & Staples Retailing	26,262	1.3%
Real Estate Management & Development	22,554	1.1%
Automobiles	21,449	1.0%
Industrial Conglomerates	17,708	0.8%
Gas Utilities	15,211	0.7%
Energy Equipment & Services	15,172	0.7%
Construction Materials	14,100	0.7%
Containers & Packaging	13,070	0.6%
Short-Term Investments and Other Liabilities—Net	33,742	1.6%
	$2,075,781	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,042,039	$—	$—	$2,042,039
Short-Term Investments	—	48,195	—	48,195
Total Investments	$2,042,039	$48,195	$—	$2,090,234

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments International Select Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.5%
Australia 0.7%
Insurance Australia Group Ltd.	224,652	$1,247
Austria 1.3%
BAWAG Group AG(a)	46,607	2,179
Belgium 0.9%
KBC Group NV	21,116	1,500
Canada 2.8%
Alimentation Couche-Tard, Inc. Class B	45,073	2,158
Suncor Energy, Inc.	62,490	2,572
		4,730
China 2.9%
Alibaba Group Holding Ltd. ADR*	19,876	3,478
Baidu, Inc. ADR*	6,666	1,510
		4,988
Denmark 0.9%
Danske Bank A/S	54,454	1,602
France 9.4%
Air Liquide SA	10,073	1,269
Arkema SA	10,811	1,354
L'Oreal SA	9,369	2,248
Pernod-Ricard SA	15,726	2,482
Schneider Electric SE	23,720	1,934
SPIE SA	71,299	1,351
TOTAL SA	55,907	3,496
Valeo SA	40,563	1,841
		15,975
Germany 10.4%
Brenntag AG	24,993	1,507
Continental AG	10,185	1,869
CTS Eventim AG & Co. KGaA	49,592	2,199
Deutsche Boerse AG	13,613	1,880
Gerresheimer AG	19,948	1,667
Henkel AG & Co. KGaA, Preference Shares	20,757	2,649
Infineon Technologies AG	84,505	2,150
SAP SE ADR	23,449	2,808
Scout24 AG(a)	17,000	879
		17,608
Hong Kong 3.3%
AIA Group Ltd.	257,900	2,225
	Number of Shares	Value (000's)
Techtronic Industries Co. Ltd.	542,100	$3,315
		5,540
Ireland 1.8%
CRH PLC	51,063	1,690
Kerry Group PLC Class A	12,208	1,392
		3,082
Israel 2.7%
Check Point Software Technologies Ltd.*	29,209	3,394
Tower Semiconductor Ltd.*	52,000	1,134
		4,528
Italy 0.5%
Brembo SpA	59,156	791
Japan 16.2%
Bridgestone Corp.	53,200	1,960
Daikin Industries Ltd.	25,900	3,303
Hoya Corp.	29,600	1,731
Kansai Paint Co. Ltd.	105,000	2,076
Kao Corp.	31,800	2,469
Keyence Corp.	6,300	3,566
Kose Corp.	12,300	2,269
Nabtesco Corp.	51,600	1,345
Omron Corp.	25,500	1,142
Sanwa Holdings Corp.	75,600	867
Shionogi & Co. Ltd.	41,500	2,411
SMC Corp.	7,600	2,529
Toyota Motor Corp.	29,300	1,827
		27,495
Netherlands 7.1%
AerCap Holdings NV*	51,624	2,941
ASML Holding NV	25,031	5,103
Heineken NV	23,060	2,279
NXP Semiconductors NV*	18,198	1,695
		12,018
Portugal 1.0%
Galp Energia SGPS SA	84,493	1,713
Singapore 1.0%
DBS Group Holdings Ltd.	88,700	1,612
	Number of Shares	Value (000's)
Sweden 0.8%
Swedbank AB, A Shares	60,457	$1,407
Switzerland 13.3%
Cie Financiere Richemont SA	20,113	1,779
Ferguson PLC	23,860	1,912
Givaudan SA	1,132	2,754
Julius Baer Group Ltd.*	32,373	1,721
Novartis AG	28,423	2,357
Partners Group Holding AG	3,126	2,454
Roche Holding AG	11,791	2,929
SGS SA	969	2,552
Sonova Holding AG	10,704	2,031
UBS Group AG*	131,118	2,048
		22,537
United Kingdom 17.1%
Aon PLC	20,541	2,990
Bunzl PLC	108,327	3,368
Compass Group PLC	126,273	2,715
DCC PLC	17,375	1,567
Howden Joinery Group PLC	77,932	498
IMI PLC	136,208	2,133
Lloyds Banking Group PLC	2,385,584	1,834
London Stock Exchange Group PLC	31,491	1,888
Prudential PLC	102,735	2,311
Reckitt Benckiser Group PLC	22,112	1,880
RELX PLC	151,215	3,352
Spectris PLC	37,613	1,148
St. James's Place PLC	165,617	2,430
Unilever NV	14,733	847
		28,961
United States 4.4%
Core Laboratories NV(b)	13,526	1,550
Samsonite International SA(a)	680,141	2,751
Sensata Technologies Holding PLC*	58,832	3,115
		7,416
Total Common Stocks (Cost $153,899)		166,929

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(c)	1,032,345	$1,032
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(c)(d)	1,585,689	1,586
Total Short-Term Investments (Cost $2,618)		2,618
Total Investments 100.0% (Cost $156,517)		169,547
Liabilities Less Other Assets (0.0)%(e)		(71)
Net Assets 100.0%		$169,476

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $5,809,000, which represents 3.4% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at August 31, 2018. Total value of all such securities at August 31, 2018 amounted to approximately $1,549,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of August 31, 2018.

(d)  Represents investment of cash collateral received from securities lending.

(e)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$12,421	7.3%
Trading Companies & Distributors	10,226	6.0%
Banks	10,134	6.0%
Semiconductors & Semiconductor Equipment	10,082	5.9%
Insurance	8,773	5.1%
Personal Products	7,833	4.6%
Oil, Gas & Consumable Fuels	7,781	4.6%
Pharmaceuticals	7,697	4.5%
Chemicals	7,453	4.4%
Auto Components	6,461	3.8%
Software	6,202	3.7%
Machinery	6,007	3.5%
Professional Services	5,904	3.5%
Internet Software & Services	5,867	3.5%
Electronic Equipment, Instruments & Components	5,856	3.5%
Electrical Equipment	5,049	3.0%
Beverages	4,761	2.8%
Textiles, Apparel & Luxury Goods	4,530	2.7%
Household Products	4,529	2.7%
Building Products	4,170	2.5%
Health Care Equipment & Supplies	3,762	2.2%
Household Durables	3,315	2.0%
Hotels, Restaurants & Leisure	2,715	1.6%
Media	2,199	1.3%
Food & Staples Retailing	2,158	1.3%
Automobiles	1,827	1.1%
Construction Materials	1,690	1.0%
Life Sciences Tools & Services	1,667	1.0%
Industrial Conglomerates	1,567	0.9%
Energy Equipment & Services	1,550	0.9%
Food Products	1,392	0.8%
Commercial Services & Supplies	1,351	0.8%
Short-Term Investments and Other Liabilities—Net	2,547	1.5%
	$169,476	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$166,929	$—	$—	$166,929
Short-Term Investments	—	2,618	—	2,618
Total Investments	$166,929	$2,618	$—	$169,547

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 96.5%
Australia 1.6%
SpeedCast International Ltd.	13,963	$42
Steadfast Group Ltd.	31,775	68
		110
Austria 0.9%
Schoeller-Bleckmann Oilfield Equipment AG	549	59
Canada 5.1%
ATS Automation Tooling Systems, Inc.*	3,451	58
Colliers International Group, Inc.	1,255	102
Computer Modelling Group Ltd.	11,201	75
Kinaxis, Inc.*	1,478	112
		347
Denmark 3.4%
Schouw & Co. A/S	1,108	87
SimCorp A/S	782	74
Sydbank A/S	2,345	69
		230
Finland 1.3%
Kemira OYJ	6,780	90
France 3.7%
ESI Group*	1,447	73
Trigano SA	626	92
Virbac SA*	555	85
		250
Germany 7.1%
Dermapharm Holding SE*	2,544	85
Jenoptik AG	2,656	104
SAF-Holland SA	4,685	73
Stabilus SA	1,200	106
Washtec AG	1,195	116
		484
Ireland 1.3%
Applegreen PLC(a)(b)	12,605	89
Italy 3.2%
Anima Holding SpA(c)	10,391	48
Carel Industries SpA*(c)	8,296	87
Cerved Group SpA	7,818	82
		217
	Number of Shares	Value (000's)
Japan 21.9%
Aeon Delight Co. Ltd.	2,250	$81
Amano Corp.	4,600	96
Ariake Japan Co. Ltd.	1,200	108
Azbil Corp.	2,300	100
Chugoku Marine Paints Ltd.	7,400	73
Fukushima Industries Corp.	1,325	64
Ichigo, Inc.	16,100	66
Konishi Co. Ltd.	5,400	85
Nihon Parkerizing Co. Ltd.	6,700	89
Nohmi Bosai Ltd.	4,600	97
Okamoto Industries, Inc.	6,500	72
Optex Group Co. Ltd.(d)	2,500	56
Prestige International, Inc.	9,200	106
Relo Group, Inc.	3,900	107
SHO-BOND Holdings Co. Ltd.	1,600	112
Shoei Co. Ltd.(d)	2,300	98
Sun Frontier Fudousan Co. Ltd.	7,000	86
		1,496
Luxembourg 1.1%
Befesa SA*(c)	1,736	76
Netherlands 2.3%
Corbion NV	2,790	88
Intertrust NV(c)	3,640	66
		154
Norway 2.4%
Borregaard ASA	8,225	78
Sbanken ASA(c)	8,894	90
		168
Singapore 1.5%
Haw Par Corp. Ltd.	10,400	103
Spain 1.4%
Applus Services SA	6,895	94
Sweden 6.5%
Cloetta AB, B Shares	28,245	85
Dustin Group AB(c)	8,619	85
Getinge AB, B Shares	5,791	69
Sweco AB, B Shares	4,003	102
Thule Group AB(c)	4,420	104
		445
	Number of Shares	Value (000's)
Switzerland 16.0%
Ascom Holding AG	4,589	$91
Autoneum Holding AG	375	89
Belimo Holding AG	21	107
Bossard Holding AG Class A	485	100
Comet Holding AG*(d)	740	73
Interroll Holding AG	51	106
Kardex AG*	534	96
Komax Holding AG	300	101
Medartis Holding AG*(c)	1,031	78
Tecan Group AG	470	112
u-blox Holding AG*	460	69
VZ Holding AG	217	67
		1,089
United Kingdom 15.8%
Amigo Holdings PLC*(c)	18,411	63
Biffa PLC(c)	29,805	96
Big Yellow Group PLC	5,535	68
Clarkson PLC	2,040	75
Clinigen Group PLC	8,545	110
Dechra Pharmaceuticals PLC	2,589	105
Diploma PLC	4,906	93
Essentra PLC	14,014	81
Gocompare.Com Group PLC	61,643	82
Johnson Service Group PLC	51,245	93
Restore PLC(d)	15,770	105
RPS Group PLC	22,449	68
Sensyne Health Ltd.*	15,331	39
		1,078
Total Common Stocks (Cost $6,458)		6,579
Short-Term Investments 7.5%
Investment Companies 7.5%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(e)	288,246	288

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (cont'd)

	Number of Shares	Value (000's)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(e)(f)	224,760	$225
Total Short-Term Investments (Cost $513)		513
Total Investments 104.0% (Cost $6,971)		7,092
Liabilities Less Other Assets (4.0)%		(272)
Net Assets 100.0%		$6,820

*  Non-income producing security.

(a)  Security fair valued as of August 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2018 amounted to approximately $89,000, which represents 1.3% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2018 amounted to approximately $793,000, which represents 11.6% of net assets of the Fund.

(d)  The security or a portion of this security is on loan at August 31, 2018. Total value of all such securities at August 31, 2018 amounted to approximately $215,000 for the Fund (see Note A of the Notes to Financial Statements).

(e)  Represents 7-day effective yield as of August 31, 2018.

(f)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Chemicals	$656	9.6%
Machinery	647	9.5%
Commercial Services & Supplies	625	9.2%
Electronic Equipment, Instruments & Components	613	9.0%
Pharmaceuticals	378	5.5%
Real Estate Management & Development	361	5.3%
Food Products	280	4.1%
Auto Components	260	3.8%
Software	259	3.8%
Life Sciences Tools & Services	222	3.3%
Construction & Engineering	214	3.1%
Leisure Products	196	2.9%
Trading Companies & Distributors	193	2.8%
Professional Services	160	2.4%
Banks	159	2.3%
Health Care Equipment & Supplies	147	2.2%
Energy Equipment & Services	134	2.0%
Health Care Technology	130	1.9%
Capital Markets	115	1.7%
Building Products	107	1.6%
Specialty Retail	89	1.3%
Internet & Direct Marketing Retail	85	1.2%
Internet Software & Services	82	1.2%
Diversified Financial Services	82	1.2%
Marine	75	1.1%
Semiconductors & Semiconductor Equipment	69	1.0%
Equity Real Estate Investment Trusts	68	1.0%
Insurance	68	1.0%
Consumer Finance	63	0.9%
Diversified Telecommunication Services	42	0.6%
Short-Term Investments and Other Liabilities—Net	241	3.5%
	$6,820	100.0%
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Ireland	$—	$—	$89	$89
Other Common Stocks(a)	6,490	—	—	6,490
Total Common Stocks	6,490	—	89	6,579
Short-Term Investments	—	513	—	513
Total Investments	$6,490	$513	$89	$7,092

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)		Change in unrealized appreciation/ (depreciation)		Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Investments in Securities (000's omitted)
Common Stocks Ireland	$—	$—	$(0	)(c)	$(0	)(c)	$89	$(0	)(c)	$—	$—	$89	$(0	)(c)
Total	$—	$—	$(0	)(c)	$(0	)(c)	$89	$(0	)(c)	$—	$—	$89	$(0	)(c)

(c)  Amount less than one thousand.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.7%
Aerospace & Defense 5.7%
Esterline Technologies Corp.*	48,000	$4,125
KEYW Holding Corp.*	881,906	7,505
Mercury Systems, Inc.*	163,147	8,893
Spirit AeroSystems Holdings, Inc. Class A	136,490	11,670
Teledyne Technologies, Inc.*	36,452	8,649
		40,842
Banks 5.3%
BankUnited, Inc.	178,104	6,909
Comerica, Inc.	69,974	6,821
Huntington Bancshares, Inc.	432,730	7,014
TCF Financial Corp.	409,900	10,391
Texas Capital Bancshares, Inc.*	82,200	7,308
		38,443
Capital Markets 0.0%(a)
Alimco Financial Corp.*	6,637	77
Commercial Services & Supplies 3.3%
Clean Harbors, Inc.*	161,814	11,099
Covanta Holding Corp.	431,400	7,614
Stericycle, Inc.*	87,100	5,373
		24,086
Communications Equipment 10.6%
ARRIS International PLC*	893,471	23,150
Ciena Corp.*	1,002,583	31,661
Infinera Corp.*	1,141,900	10,220
Ribbon Communications, Inc.*	640,499	4,432
Viavi Solutions, Inc.*	618,099	6,923
		76,386
Construction & Engineering 2.2%
KBR, Inc.	545,600	11,447
Valmont Industries, Inc.	30,700	4,310
		15,757
	Number of Shares	Value (000's)
Containers & Packaging 4.3%
Avery Dennison Corp.	151,336	$15,918
Crown Holdings, Inc.*	349,526	14,963
		30,881
Electrical Equipment 0.4%
Babcock & Wilcox Enterprises, Inc.*	2,131,540	2,984
Electronic Equipment, Instruments & Components 3.1%
II-VI, Inc.*	95,430	4,748
Itron, Inc.*	139,731	9,278
Maxwell Technologies, Inc.*	530,100	1,892
OSI Systems, Inc.*	83,900	6,535
		22,453
Energy Equipment & Services 3.9%
Dril-Quip, Inc.*	87,900	4,628
Forum Energy Technologies, Inc.*	298,600	3,568
ION Geophysical Corp.*	115,431	2,072
McDermott International, Inc.*	189,366	3,662
Oil States International, Inc.*	136,700	4,627
Patterson-UTI Energy, Inc.	180,300	3,089
Superior Energy Services, Inc.*	383,100	3,448
TETRA Technologies, Inc.*	695,992	3,195
		28,289
Equity Real Estate Investment Trusts 1.5%
InfraREIT, Inc.	234,100	4,891
Uniti Group, Inc.	271,000	5,642
		10,533
Food Products 1.8%
Hain Celestial Group, Inc.*	193,100	5,515
TreeHouse Foods, Inc.*	148,900	7,758
		13,273
	Number of Shares	Value (000's)
Health Care Equipment & Supplies 1.8%
Accuray, Inc.*	1,313,739	$5,255
AtriCure, Inc.*	225,300	7,784
		13,039
Health Care Providers & Services 2.9%
Acadia Healthcare Co., Inc.*	225,300	9,357
Molina Healthcare, Inc.*	77,161	10,648
Patterson Cos., Inc.	55,100	1,242
		21,247
Health Care Technology 1.7%
Allscripts Healthcare Solutions, Inc.*	842,400	12,307
Hotels, Restaurants & Leisure 1.1%
SeaWorld Entertainment, Inc.*	273,600	8,022
Household Durables 0.8%
Tempur Sealy International, Inc.*	101,200	5,606
Independent Power and Renewable Electricity Producers 2.5%
Atlantic Power Corp.*	2,059,835	4,532
Ormat Technologies, Inc.	133,741	7,041
Vistra Energy Corp.*	287,561	6,769
		18,342
Internet Software & Services 0.4%
Cloudera, Inc.*	179,600	2,696
IT Services 6.2%
Acxiom Corp.*	259,700	11,866
Conduent, Inc.*	524,800	12,165
CoreLogic, Inc.*	277,325	14,099
Unisys Corp.*	373,700	6,951
		45,081
Life Sciences Tools & Services 5.8%
Charles River Laboratories International, Inc.*	149,771	18,498
Fluidigm Corp.*	1,334,159	10,567
Luminex Corp.	262,400	7,402
NanoString Technologies, Inc.*	354,000	5,724
		42,191

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (cont'd)

	Number of Shares	Value (000's)
Machinery 4.5%
Actuant Corp. Class A	273,075	$8,042
Harsco Corp.*	359,300	10,150
ITT, Inc.	138,100	8,163
Manitowoc Co., Inc.*	134,975	3,130
Twin Disc, Inc.*	124,809	3,189
		32,674
Marine 0.1%
Danaos Corp.*	416,659	688
Media 0.7%
MSG Networks, Inc. Class A*	192,753	4,684
Metals & Mining 1.4%
Cleveland-Cliffs, Inc.*	999,600	10,046
Pharmaceuticals 2.7%
Amneal Pharmaceuticals, Inc.*	508,110	11,737
Intersect ENT, Inc.*	95,588	2,801
Mallinckrodt PLC*	142,700	4,918
		19,456
Road & Rail 2.8%
Avis Budget Group, Inc.*	179,200	5,575
Hertz Global Holdings, Inc.*	373,900	6,584
Ryder System, Inc.	104,704	8,046
		20,205
Semiconductors & Semiconductor Equipment 8.5%
CEVA, Inc.*	131,900	4,036
Cypress Semiconductor Corp.	691,935	11,908
Impinj, Inc.*	138,500	2,975
MACOM Technology Solutions Holdings, Inc.*	467,418	10,774
Mellanox Technologies Ltd.*	205,550	17,102
Rambus, Inc.*	719,544	8,793
Veeco Instruments, Inc.*	484,300	5,812
		61,400
	Number of Shares	Value (000's)
Software 8.9%
FireEye, Inc.*	679,700	$11,283
Nuance Communications, Inc.*	940,400	15,347
OneSpan, Inc.*	255,300	4,787
Seachange International, Inc.*	608,767	1,004
TiVo Corp.	658,430	8,988
Verint Systems, Inc.*	475,761	23,098
		64,507
Specialty Retail 2.8%
Chico's FAS, Inc.	417,300	3,806
Express, Inc.*	443,000	4,970
New York & Co., Inc.*	247,000	1,124
Office Depot, Inc.	1,892,367	6,339
Party City Holdco, Inc.*	243,490	3,738
		19,977
Technology Hardware, Storage & Peripherals 0.4%
Diebold Nixdorf, Inc.	468,800	2,227
Quantum Corp.*	194,175	392
		2,619
Textiles, Apparel & Luxury Goods 0.6%
Crocs, Inc.*	213,900	4,419
Total Common Stocks (Cost $512,865)		713,210
Convertible Preferred Stocks 0.6%
Independent Power and Renewable Electricity Producers 0.6%
Vistra Energy Corp., 7.00%, due 7/1/19 (Cost $4,926)	51,300	4,875
	Principal Amount	Value (000's)
Convertible Bonds 0.6%
Electronic Equipment, Instruments & Components 0.6%
Maxwell Technologies, Inc., 5.50%, due 9/15/22(b) (Cost $4,500)	$4,500,000	$4,088
Total Investments 99.9% (Cost $522,291)		722,173
Other Assets Less Liabilities 0.1%		362
Net Assets 100.0%		$722,535

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2018, these securities amounted to approximately $4,088,000, which represents 0.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$713,210	$—	$—	$713,210
Convertible Preferred Stocks(a)	4,875	—	—	4,875
Convertible Bonds(a)	—	4,088	—	4,088
Total Investments	$718,085	$4,088	$—	$722,173

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.2%
Airlines 0.9%
Delta Air Lines, Inc.	232,497	$13,596
Banks 9.0%
JPMorgan Chase & Co.	635,648	72,832
M&T Bank Corp.	107,884	19,112
PNC Financial Services Group, Inc.	110,553	15,869
SunTrust Banks, Inc.	211,894	15,587
Wells Fargo & Co.	124,150	7,260
		130,660
Biotechnology 1.1%
BioMarin Pharmaceutical, Inc.*	162,426	16,239
Capital Markets 1.5%
CME Group, Inc.	122,710	21,441
Communications Equipment 0.7%
Cisco Systems, Inc.	216,973	10,365
Diversified Telecommunication Services 5.3%
AT&T, Inc.	662,428	21,158
CenturyLink, Inc.	984,755	21,034
Verizon Communications, Inc.	644,911	35,064
		77,256
Electric Utilities 9.3%
American Electric Power Co., Inc.	386,388	27,716
Evergy, Inc.	305,800	17,446
Exelon Corp.	999,500	43,688
FirstEnergy Corp.	913,131	34,133
NextEra Energy, Inc.	76,570	13,024
		136,007
Electrical Equipment 0.9%
Emerson Electric Co.	174,028	13,353
Equity Real Estate Investment Trusts 9.0%
American Homes 4 Rent Class A	282,838	6,562
AvalonBay Communities, Inc.	47,683	8,740
Equity Residential	450,250	30,504
	Number of Shares	Value (000's)
Mid-America Apartment Communities, Inc.	42,713	$4,423
Prologis, Inc.	234,393	15,747
Public Storage	122,562	26,054
Simon Property Group, Inc.	116,363	21,298
SL Green Realty Corp.	166,456	17,378
		130,706
Food & Staples Retailing 4.6%
Costco Wholesale Corp.	52,991	12,354
Walgreens Boots Alliance, Inc.	167,854	11,508
Walmart, Inc.	456,546	43,764
		67,626
Food Products 6.3%
Conagra Brands, Inc.	360,362	13,243
Kraft Heinz Co.	464,311	27,056
Mondelez International, Inc. Class A	1,208,108	51,610
		91,909
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	315,374	21,079
Medtronic PLC	97,883	9,437
		30,516
Health Care Providers & Services 9.4%
Centene Corp.*	328,435	48,109
Cigna Corp.	104,485	19,679
CVS Health Corp.	104,394	7,855
Express Scripts Holding Co.*	88,339	7,775
HCA Healthcare, Inc.	334,847	44,906
Quest Diagnostics, Inc.	73,621	8,097
		136,421
Household Products 3.7%
Church & Dwight Co., Inc.	183,085	10,359
Procter & Gamble Co.	521,686	43,274
		53,633
Industrial Conglomerates 0.9%
Honeywell International, Inc.	86,608	13,776
	Number of Shares	Value (000's)
Insurance 4.3%
Aon PLC	88,059	$12,818
Assurant, Inc.	56,724	5,832
Athene Holding Ltd. Class A*	367,646	18,257
Chubb Ltd.	185,727	25,118
		62,025
Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.	25,244	6,036
Machinery 1.3%
Caterpillar, Inc.	93,290	12,953
Deere & Co.	41,192	5,924
		18,877
Media 0.3%
Comcast Corp. Class A	122,534	4,533
Metals & Mining 3.2%
Newmont Mining Corp.	1,484,255	46,056
Multi-Utilities 4.3%
DTE Energy Co.	246,265	27,370
NiSource, Inc.	904,329	24,480
Sempra Energy	99,307	11,528
		63,378
Multiline Retail 1.2%
Nordstrom, Inc.	277,528	17,443
Oil, Gas & Consumable Fuels 5.6%
Cabot Oil & Gas Corp.	901,541	21,484
EOG Resources, Inc.	147,486	17,438
Exxon Mobil Corp.	340,942	27,333
Phillips 66	129,618	15,361
		81,616
Personal Products 1.7%
Unilever NV	437,441	25,144
Pharmaceuticals 8.6%
Allergan PLC	27,674	5,305
Eli Lilly & Co.	48,762	5,152
Johnson & Johnson	302,038	40,682
Merck & Co., Inc.	389,436	26,711
Pfizer, Inc.	1,151,847	47,825
		125,675
Software 0.5%
Microsoft Corp.	69,836	7,845
Specialty Retail 0.7%
Tiffany & Co.	80,731	9,902

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (cont'd)

	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 1.4%
lululemon Athletica, Inc.*	135,387	$20,976
Total Common Stocks		1,433,010
(Cost $1,284,521)
Short-Term Investments 2.6%
Investment Companies 2.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(a) (Cost $38,029)	38,029,366	38,029
Total Investments 100.8%		1,471,039
(Cost $1,322,550)
Liabilities Less Other Assets (0.8)%		(12,356)
Net Assets 100.0%		$1,458,683

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2018.

Derivative Instruments

Written option contracts ("options written")

At August 31, 2018, the Fund did not have any outstanding options written.

For the year ended August 31, 2018, the Fund had an average market value of $(6,317,158) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,433,010	$—	$—	$1,433,010
Short-Term Investments	—	38,029	—	38,029
Total Investments	$1,433,010	$38,029	$—	$1,471,039

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (cont'd)

Other Financial Instruments
(000's omitted)

The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Other Financial Instruments: (000's omitted)
Options Written(a) Technology Hardware, Storage & Peripherals	$(0)	$—	$217	$(217)	$0	$—	$—	$—	$—	$—
Total	$(0)	$—	$217	$(217)	$0	$—	$—	$—	$—	$—

(a)  At the beginning of the year, these investments were valued using methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at August 31, 2018.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 96.4%
Aerospace & Defense 1.1%
Harris Corp.	97,500	$15,845
Auto Components 1.2%
Aptiv PLC	145,000	12,762
Delphi Technologies PLC	128,333	4,521
		17,283
Banks 3.3%
Comerica, Inc.	130,000	12,673
East West Bancorp, Inc.	175,000	11,093
SVB Financial Group*	77,500	25,013
		48,779
Biotechnology 6.6%
Agios Pharmaceuticals, Inc.*	100,000	8,072
Array BioPharma, Inc.*	475,000	7,396
BioMarin Pharmaceutical, Inc.*	160,000	15,997
Exelixis, Inc.*	600,000	11,274
Incyte Corp.*	220,000	16,260
Neurocrine Biosciences, Inc.*	180,000	22,131
Sarepta Therapeutics, Inc.*	85,000	11,733
Seattle Genetics, Inc.*	75,000	5,757
		98,620
Capital Markets 3.0%
Affiliated Managers Group, Inc.	62,500	9,130
Cboe Global Markets, Inc.	125,000	12,600
MarketAxess Holdings, Inc.	35,000	6,644
Raymond James Financial, Inc.	180,000	16,747
		45,121
Commercial Services & Supplies 3.5%
Brink's Co.	177,500	13,330
Cintas Corp.	100,000	21,337
Waste Connections, Inc.	225,000	17,863
		52,530
Communications Equipment 2.5%
Arista Networks, Inc.*	30,000	8,969
	Number of Shares	Value (000's)
Motorola Solutions, Inc.	160,000	$20,538
Palo Alto Networks, Inc.*	35,000	8,090
		37,597
Construction & Engineering 0.6%
MasTec, Inc.*	200,000	8,760
Containers & Packaging 0.9%
Packaging Corp. of America	125,000	13,740
Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.*	162,000	19,348
Service Corp. International	350,000	14,686
		34,034
Diversified Telecommunication Services 0.7%
Zayo Group Holdings, Inc.*	300,000	10,398
Electrical Equipment 1.8%
AMETEK, Inc.	225,000	17,316
Rockwell Automation, Inc.	55,000	9,953
		27,269
Electronic Equipment, Instruments & Components 5.5%
Amphenol Corp. Class A	209,500	19,815
CDW Corp.	282,500	24,736
Cognex Corp.	245,000	13,181
IPG Photonics Corp.*	30,000	5,264
Trimble, Inc.*	450,000	18,945
		81,941
Equity Real Estate Investment Trusts 0.7%
CyrusOne, Inc.	150,000	10,044
Food Products 0.6%
Lamb Weston Holdings, Inc.	130,000	8,788
Health Care Equipment & Supplies 5.5%
ABIOMED, Inc.*	20,000	8,132
Align Technology, Inc.*	30,000	11,595
AxoGen, Inc.*	125,000	5,481
Edwards Lifesciences Corp.*	80,000	11,539
Hill-Rom Holdings, Inc.	135,000	13,131
	Number of Shares	Value (000's)
IDEXX Laboratories, Inc.*	30,000	$7,621
Insulet Corp.*	70,000	7,299
Merit Medical Systems, Inc.*	277,500	16,331
		81,129
Health Care Providers & Services 2.5%
Encompass Health Corp.	150,000	12,238
Tivity Health, Inc.*	375,000	12,900
WellCare Health Plans, Inc.*	40,000	12,103
		37,241
Health Care Technology 1.7%
Teladoc Health, Inc.*(a)	75,000	5,816
Veeva Systems, Inc. Class A*	180,000	18,785
		24,601
Hotels, Restaurants & Leisure 5.0%
Aramark	300,000	12,324
International Game Technology PLC	275,000	5,786
MGM Resorts International	407,500	11,813
Norwegian Cruise Line Holdings Ltd.*	275,000	14,743
Red Rock Resorts, Inc. Class A	300,000	9,792
Vail Resorts, Inc.	67,500	20,118
		74,576
Household Products 0.7%
Church & Dwight Co., Inc.	175,000	9,901
Independent Power and Renewable Electricity Producers 0.7%
Vistra Energy Corp.*	450,000	10,593
Industrial Conglomerates 1.6%
Roper Technologies, Inc.	80,000	23,870
Internet Software & Services 3.1%
IAC/InterActive Corp*	70,000	13,804
Nutanix, Inc. Class A*	350,000	19,712
Okta, Inc.*	200,000	12,366
		45,882

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (cont'd)

	Number of Shares	Value (000's)
IT Services 5.1%
DXC Technology Co.	150,000	$13,663
Global Payments, Inc.	190,000	23,670
Perspecta, Inc.	150,000	3,489
Square, Inc. Class A*	245,000	21,717
Total System Services, Inc.	135,000	13,114
		75,653
Life Sciences Tools & Services 2.7%
Bio-Rad Laboratories, Inc. Class A*	72,500	23,584
PRA Health Sciences, Inc.*	161,000	17,002
		40,586
Machinery 5.3%
Fortive Corp.	215,000	18,056
Gardner Denver Holdings, Inc.*	350,000	9,786
IDEX Corp.	130,000	19,917
John Bean Technologies Corp.	60,000	7,098
Milacron Holdings Corp.*	449,700	9,534
Stanley Black & Decker, Inc.	100,000	14,053
		78,444
Media 0.7%
Altice USA, Inc. Class A	600,000	10,752
Oil, Gas & Consumable Fuels 1.8%
Concho Resources, Inc.*	75,000	10,286
Devon Energy Corp.	400,000	17,172
		27,458
Pharmaceuticals 1.7%
Aerie Pharmaceuticals, Inc.*	220,000	13,497
Jazz Pharmaceuticals PLC*	67,500	11,537
		25,034
	Number of Shares	Value (000's)
Professional Services 2.1%
CoStar Group, Inc.*	70,000	$30,951
Road & Rail 1.5%
J.B. Hunt Transport Services, Inc.	87,500	10,566
Old Dominion Freight Line, Inc.	80,000	12,192
		22,758
Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.*	300,000	7,551
Lam Research Corp.	53,500	9,260
Microchip Technology, Inc(a)	175,000	15,055
Monolithic Power Systems, Inc.	162,500	24,354
		56,220
Software 10.3%
Autodesk, Inc.*	117,500	18,136
Proofpoint, Inc.*	177,500	21,060
RingCentral, Inc. Class A*	220,000	20,493
ServiceNow, Inc.*	135,000	26,508
Splunk, Inc.*	165,000	21,145
Take-Two Interactive Software, Inc.*	182,500	24,375
Tyler Technologies, Inc.*	40,000	9,878
Ultimate Software Group, Inc.*	40,000	12,387
		153,982
Specialty Retail 5.5%
Burlington Stores, Inc.*	140,000	23,545
Five Below, Inc.*	180,000	20,965
Hudson Ltd. Class A*	300,000	6,180
O'Reilly Automotive, Inc.*	25,000	8,386
Ross Stores, Inc.	230,000	22,029
		81,105
	Number of Shares	Value (000's)
Trading Companies & Distributors 0.8%
United Rentals, Inc.*	80,000	$12,470
Total Common Stocks (Cost $990,033)		1,433,955
Exchange-Traded Funds 1.0%
iShares Russell Mid-Cap Growth ETF (Cost $12,481)	110,000	15,027
Short-Term Investments 3.4%
Investment Companies 3.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(b)	39,030,038	39,030
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(b)(c)	11,478,818	11,479
Total Short-Term Investments (Cost $50,509)		50,509
Total Investments 100.8% (Cost $1,053,023)		1,499,491
Liabilities Less Other Assets (0.8)%		(11,891)
Net Assets 100.0%		$1,487,600

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2018. Total value of all such securities at August 31, 2018 amounted to approximately $11,387,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2018.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,433,955	$—	$—	$1,433,955
Exchange-Traded Funds	15,027	—	—	15,027
Short-Term Investments	—	50,509	—	50,509
Total Investments	$1,448,982	$50,509	$—	$1,499,491

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 92.8%
Aerospace & Defense 6.0%
Esterline Technologies Corp.*	11,300	$971
General Dynamics Corp.	17,850	3,452
Hexcel Corp.	19,000	1,256
Spirit AeroSystems Holdings, Inc. Class A	15,700	1,343
		7,022
Airlines 1.7%
American Airlines Group, Inc.	50,200	2,032
Banks 7.5%
BankUnited, Inc.	61,900	2,401
BB&T Corp.	34,700	1,793
Comerica, Inc.	23,200	2,261
KeyCorp	115,000	2,423
		8,878
Beverages 2.0%
Molson Coors Brewing Co. Class B	35,100	2,343
Biotechnology 1.5%
Alexion Pharmaceuticals, Inc.*	14,400	1,760
Building Products 2.5%
Johnson Controls International PLC	78,308	2,958
Capital Markets 1.5%
State Street Corp.	19,700	1,712
Chemicals 1.7%
Ashland Global Holdings, Inc.	23,100	1,945
Commercial Services & Supplies 2.3%
Covanta Holding Corp.	154,600	2,729
Communications Equipment 3.5%
ARRIS International PLC*	65,100	1,687
Ciena Corp.*	76,500	2,416
		4,103
Construction & Engineering 1.6%
Valmont Industries, Inc.	13,500	1,895
Electric Utilities 1.6%
Edison International	28,000	1,840
	Number of Shares	Value (000's)
Electrical Equipment 1.4%
Acuity Brands, Inc.	10,700	$1,635
Electronic Equipment, Instruments & Components 2.6%
Flex Ltd.*	135,900	1,874
Itron, Inc.*	17,600	1,169
		3,043
Equity Real Estate Investment Trusts 2.9%
CoreCivic, Inc.	74,300	1,923
Invitation Homes, Inc.	66,100	1,545
		3,468
Food Products 4.6%
Hain Celestial Group, Inc.*	86,900	2,482
TreeHouse Foods, Inc.*	56,600	2,949
		5,431
Health Care Equipment & Supplies 3.2%
Zimmer Biomet Holdings, Inc.	30,100	3,721
Health Care Providers & Services 1.5%
Envision Healthcare Corp.*	25,500	1,157
Molina Healthcare, Inc.*	4,200	579
		1,736
Hotels, Restaurants & Leisure 3.6%
MGM Resorts International	40,300	1,168
SeaWorld Entertainment, Inc.*	75,800	2,222
Wyndham Destinations, Inc.	8,100	358
Wyndham Hotels & Resorts, Inc.	8,100	460
		4,208
Household Durables 1.5%
Whirlpool Corp.	14,600	1,825
Independent Power and Renewable Electricity Producers 2.4%
AES Corp.	211,900	2,852
IT Services 4.4%
Amdocs Ltd.	16,400	1,071
Conduent, Inc.*	102,100	2,367
Teradata Corp.*	43,100	1,787
		5,225
	Number of Shares	Value (000's)
Media 2.5%
Lions Gate Entertainment Corp. Class A	24,600	$579
Lions Gate Entertainment Corp. Class B	24,600	552
MSG Networks, Inc. Class A*	75,400	1,832
		2,963
Mortgage Real Estate Investment 2.4%
Starwood Property Trust, Inc.	128,800	2,837
Multi-Utilities 1.1%
Vectren Corp.	17,500	1,246
Oil, Gas & Consumable Fuels 7.2%
Cabot Oil & Gas Corp.	90,900	2,166
Devon Energy Corp.	54,200	2,327
ONEOK, Inc.	32,200	2,122
Williams Cos., Inc.	62,300	1,844
		8,459
Pharmaceuticals 3.3%
Perrigo Co. PLC	30,100	2,303
Teva Pharmaceutical Industries Ltd. ADR*	68,900	1,578
		3,881
Semiconductors & Semiconductor Equipment 2.4%
ON Semiconductor Corp.*	69,800	1,490
Skyworks Solutions, Inc.	14,700	1,342
		2,832
Software 4.0%
Check Point Software Technologies Ltd.*	19,400	2,254
Nuance Communications, Inc.*	147,400	2,406
		4,660
Specialty Retail 3.1%
Best Buy Co., Inc.	7,600	605
Chico's FAS, Inc.	133,800	1,220
Party City Holdco, Inc.*	115,100	1,767
		3,592

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (cont'd)

	Number of Shares	Value (000's)
Technology Hardware, Storage & Peripherals 1.8%
Western Digital Corp.	34,436	$2,178
Trading Companies & Distributors 3.5%
AerCap Holdings NV*	71,900	4,096
Total Common Stocks (Cost $89,742)		109,105
Short-Term Investments 7.0%
Investment Companies 7.0%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(a) (Cost $8,295)	8,294,933	8,295
Total Investments 99.8% (Cost $98,037)		117,400
Other Assets Less Liabilities 0.2%		217
Net Assets 100.0%		$117,617

See Notes to Financial Statements

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$109,105	$—	$—	$109,105
Short-Term Investments	—	8,295	—	8,295
Total Investments	$109,105	$8,295	$—	$117,400

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

Schedule of Investments Mid Cap Intrinsic Value Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2018
Investments in Securities: (000's omitted)
Rights(c) Food & Staples Retailing	$11	$—	$(2)	$11	$—	$(20)	$—	$—	$—	$—
Total	$11	$—	$(2)	$11	$—	$(20)	$—	$—	$—	$—

(c)  At the beginning of the period, these securities were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at August 31, 2018.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.9%
Aerospace & Defense 4.3%
Boeing Co.	138,000	$47,305
Raytheon Co.	195,000	38,891
		86,196
Banks 6.4%
FCB Financial Holdings, Inc. Class A*	575,000	29,785
JPMorgan Chase & Co.	850,000	97,393
		127,178
Building Products 0.5%
Masonite International Corp.*	150,000	10,042
Capital Markets 12.3%
Brookfield Asset Management, Inc. Class A	1,200,000	51,324
Charles Schwab Corp.	1,060,000	53,837
Goldman Sachs Group, Inc.	333,000	79,191
Intercontinental Exchange, Inc.	800,000	60,984
		245,336
Chemicals 4.1%
Methanex Corp.	385,000	28,066
Scotts Miracle-Gro Co.	370,000	27,646
Sherwin-Williams Co.	58,000	26,424
		82,136
Communications Equipment 8.2%
Cisco Systems, Inc.	1,470,000	70,222
Motorola Solutions, Inc.	725,000	93,061
		163,283
Construction Materials 1.1%
Martin Marietta Materials, Inc.	105,000	20,866
Containers & Packaging 3.8%
Ball Corp.	1,010,000	42,299
Sealed Air Corp.	820,000	32,890
		75,189
	Number of Shares	Value (000's)
Diversified Financial Services 5.1%
Berkshire Hathaway, Inc. Class B*	490,000	$102,273
Electrical Equipment 2.1%
Rockwell Automation, Inc.	230,000	41,621
Energy Equipment & Services 0.6%
Schlumberger Ltd.	200,000	12,632
Food & Staples Retailing 4.2%
US Foods Holding Corp.*	2,550,000	83,104
Food Products 1.7%
Mondelez International, Inc. Class A	780,000	33,322
Health Care Equipment & Supplies 1.5%
Hill-Rom Holdings, Inc.	300,000	29,181
Health Care Providers & Services 7.4%
Aetna, Inc.	220,000	44,060
HCA Healthcare, Inc.	765,000	102,594
		146,654
Industrial Conglomerates 2.6%
3M Co.	240,000	50,621
Insurance 3.5%
Chubb Ltd.	510,000	68,972
Internet Software & Services 4.5%
Alphabet, Inc. Class C*	74,000	90,146
IT Services 2.3%
PayPal Holdings, Inc.*	490,000	45,242
Machinery 3.5%
Stanley Black & Decker, Inc.	495,000	69,562
Oil, Gas & Consumable Fuel 1.8%
EOG Resources, Inc.	295,000	34,878
Pharmaceuticals 2.4%
Pfizer, Inc.	1,150,000	47,748
Road & Rail 3.8%
CSX Corp.	1,020,000	75,643
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	500,000	$49,425
Software 3.0%
Activision Blizzard, Inc.	485,000	34,968
Microsoft Corp.	215,000	24,151
		59,119
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	370,000	84,223
Textiles, Apparel & Luxury Goods 1.5%
NIKE, Inc. Class B	365,000	30,003
Total Common Stocks (Cost $1,170,494)		1,964,595
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(a) (Cost $21,056)	21,055,517	21,056
Total Investments 99.9% (Cost $1,191,550)		1,985,651
Other Assets Less Liabilities 0.1%		1,498
Net Assets 100.0%		$1,987,149

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,964,595	$—	$—	$1,964,595
Short-Term Investments	—	21,056	—	21,056
Total Investments	$1,964,595	$21,056	$—	$1,985,651

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.2%
Apartments 12.4%
Apartment Investment & Management Co. Class A	235,840	$10,330
Equity Residential	282,459	19,137
Essex Property Trust, Inc.	57,175	14,081
Mid-America Apartment Communities, Inc.	129,212	13,381
		56,929
Data Centers 9.0%
CyrusOne, Inc.	109,400	7,325
Digital Realty Trust, Inc.	123,005	15,287
Equinix, Inc.	43,099	18,797
		41,409
Free Standing 3.7%
Four Corners Property Trust, Inc.	263,200	7,090
National Retail Properties, Inc.	211,671	9,756
		16,846
Health Care 8.7%
Healthcare Trust of America, Inc. Class A	368,145	10,518
Ventas, Inc.	256,280	15,344
Welltower, Inc.	212,415	14,170
		40,032
Hotels, Restaurants & Leisure 1.7%
Hyatt Hotels Corp. Class A	102,059	7,895
Industrial 6.6%
EastGroup Properties, Inc.	94,800	9,221
Prologis, Inc.	211,949	14,239
Rexford Industrial Realty, Inc.	209,849	6,820
		30,280
	Number of Shares	Value (000's)
Infrastructure 14.9%
American Tower Corp.	218,430	$32,572
Crown Castle International Corp.	159,321	18,167
SBA Communications Corp.*	59,122	9,178
Zayo Group Holdings, Inc.*	244,300	8,468
		68,385
IT Services 1.7%
InterXion Holding NV*	116,283	7,667
Lodging/Resorts 2.1%
Sunstone Hotel Investors, Inc.	564,900	9,479
Manufactured Homes 4.2%
Equity LifeStyle Properties, Inc.	97,935	9,488
Sun Communities, Inc.	94,075	9,707
		19,195
Office 8.0%
Alexandria Real Estate Equities, Inc.	107,835	13,841
Douglas Emmett, Inc.	349,565	13,654
Highwoods Properties, Inc.	182,700	9,087
		36,582
Real Estate Management & Development 1.5%
Brookfield Asset Management, Inc. Class A	163,815	7,006
Regional Malls 7.3%
Simon Property Group, Inc.	182,398	33,384
	Number of Shares	Value (000's)
Self Storage 4.3%
Extra Space Storage, Inc.	97,846	$9,022
Public Storage	50,484	10,732
		19,754
Shopping Centers 4.3%
Brookfield Property REIT, Inc. Class A	58,759	1,178
Kimco Realty Corp.	332,520	5,689
Regency Centers Corp.	195,162	12,887
		19,754
Single Family Homes 4.3%
American Homes 4 Rent Class A	566,925	13,153
Invitation Homes, Inc.	272,481	6,368
		19,521
Timber 3.5%
Weyerhaeuser Co.	457,849	15,892
Total Common Stocks (Cost $414,939)		450,010
Short-Term Investments 1.9%
Investment Companies 1.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(a) (Cost $8,693)	8,693,226	8,693
Total Investments 100.1% (Cost $423,632)		458,703
Liabilities Less Other Assets (0.1)%		(422)
Net Assets 100.0%		$458,281

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$450,010	$—	$—	$450,010
Short-Term Investments	—	8,693	—	8,693
Total Investments	$450,010	$8,693	$—	$458,703

(a)  The Schedule of Investments provides information on the sector categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 99.0%
Aerospace & Defense 2.4%
HEICO Corp. Class A	13,000	$968
Teledyne Technologies, Inc.*	6,000	1,424
		2,392
Auto Components 1.1%
Dorman Products, Inc.*	14,000	1,134
Banks 3.3%
Pinnacle Financial Partners, Inc.	12,500	807
Seacoast Banking Corp. of Florida*	48,500	1,533
TCF Financial Corp.	40,000	1,014
		3,354
Beverages 0.5%
MGP Ingredients, Inc.(a)	7,000	540
Biotechnology 13.0%
Amicus Therapeutics, Inc.*(a)	95,000	1,281
Arena Pharmaceuticals, Inc.*	35,000	1,359
Array BioPharma, Inc.*	60,000	934
Fate Therapeutics, Inc.*	120,000	1,547
Heron Therapeutics, Inc.*	30,500	1,176
Immunomedics, Inc.*	77,000	2,060
Iovance Biotherapeutics, Inc.*	80,000	1,416
Stemline Therapeutics, Inc.*	60,500	1,035
Vanda Pharmaceuticals, Inc.*	25,500	493
Veracyte, Inc.*	95,000	1,201
Viking Therapeutics, Inc.*	20,000	261
Zymeworks, Inc.*	20,000	281
		13,044
	Number of Shares	Value (000's)
Building Products 1.7%
AAON, Inc.	22,000	$889
Trex Co, Inc.*	9,500	804
		1,693
Chemicals 1.6%
Ferro Corp.*	31,000	680
Ingevity Corp.*	9,500	960
		1,640
Commercial Services & Supplies 3.7%
Brink's Co.	16,000	1,202
Casella Waste Systems, Inc. Class A*	50,000	1,419
MSA Safety, Inc.	11,000	1,112
		3,733
Communications Equipment 2.4%
Lumentum Holdings, Inc.*(a)	35,500	2,410
Construction & Engineering 0.8%
MasTec, Inc.*	18,000	788
Consumer Finance 1.1%
Green Dot Corp. Class A*	12,500	1,071
Diversified Consumer Services 3.8%
Bright Horizons Family Solutions, Inc.*	8,000	955
Carriage Services, Inc.	19,000	433
Chegg, Inc.*	38,000	1,231
Grand Canyon Education, Inc.*	10,000	1,191
		3,810
Food & Staples Retailing 0.9%
Performance Food Group Co.*	26,000	861
Health Care Equipment & Supplies 8.5%
Glaukos Corp.*	8,000	547
Invuity, Inc.*	294,998	1,372
iRhythm Technologies, Inc.*	4,500	419
Merit Medical Systems, Inc.*	33,000	1,942
Penumbra, Inc.*	3,000	416
Sientra, Inc.*	72,000	1,809
Wright Medical Group NV*(a)	70,000	2,028
		8,533
	Number of Shares	Value (000's)
Health Care Providers & Services 4.1%
R1 RCM, Inc.*	180,000	$1,795
Tivity Health, Inc.*	66,000	2,270
		4,065
Health Care Technology 0.8%
Teladoc Health, Inc.*(a)	10,000	775
Hotels, Restaurants & Leisure 5.6%
Eldorado Resorts, Inc.*	29,000	1,393
Hilton Grand Vacations, Inc.*	19,000	620
International Game Technology PLC	23,000	484
Planet Fitness, Inc. Class A*	24,500	1,259
Red Rock Resorts, Inc. Class A	26,000	849
Texas Roadhouse, Inc.	14,000	965
		5,570
Household Durables 0.9%
Cavco Industries, Inc.*	3,500	859
Insurance 1.2%
Primerica, Inc.	10,000	1,222
Internet Software & Services 7.1%
2U, Inc.*	18,800	1,680
New Relic, Inc.*	13,600	1,397
Nutanix, Inc. Class A*	8,500	479
Okta, Inc.*	32,000	1,979
Q2 Holdings, Inc.*	25,200	1,570
		7,105
IT Services 1.1%
EPAM Systems, Inc.*	7,700	1,101
Life Sciences Tools & Services 1.6%
Fluidigm Corp.*	197,000	1,560
Machinery 3.2%
Gardner Denver Holdings, Inc.*	20,000	559
John Bean Technologies Corp.	8,000	946
Milacron Holdings Corp.*	35,500	753
Rexnord Corp.*	34,000	987
		3,245
Marine 1.0%
Kirby Corp.*	12,000	1,048
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (cont'd)

	Number of Shares	Value (000's)
Media 0.8%
Marcus Corp.	19,000	$771
Multiline Retail 0.9%
Ollie's Bargain Outlet Holdings, Inc.*	10,000	871
Oil, Gas & Consumable Fuel 1.1%
Matador Resources Co.*	32,500	1,064
Pharmaceuticals 3.1%
Aerie Pharmaceuticals, Inc.*	23,800	1,460
Assembly Biosciences, Inc.*	11,000	440
MyoKardia, Inc.*	11,000	678
Optinose, Inc.*	34,000	506
		3,084
Professional Services 2.1%
Exponent, Inc.	13,000	681
Insperity, Inc.	12,000	1,438
		2,119
Road & Rail 2.1%
Genesee & Wyoming, Inc. Class A*	14,500	1,274
Saia, Inc.*	10,000	793
		2,067
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 1.5%
Monolithic Power Systems, Inc.	9,900	$1,484
Software 11.6%
Descartes Systems Group, Inc.*	43,500	1,522
Everbridge, Inc.*	23,800	1,433
HubSpot, Inc.*(a)	15,400	2,213
Proofpoint, Inc.*	15,600	1,851
RingCentral, Inc. Class A*	25,000	2,329
Upland Software, Inc.*	21,500	800
Zendesk, Inc.*	22,000	1,516
		11,664
Specialty Retail 2.3%
At Home Group, Inc.*	20,000	688
Five Below, Inc.*	7,500	874
Hudson Ltd. Class A*	36,300	748
		2,310
Tobacco 1.1%
Turning Point Brands, Inc.	33,000	1,111
	Number of Shares	Value (000's)
Trading Companies & Distributors 1.0%
Air Lease Corp.	22,000	$1,017
Total Common Stocks (Cost $79,922)		99,115
Short-Term Investments 3.4%
Investment Companies 3.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.87%(b)	1,482,156	1,482
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(b)(c)	1,869,358	1,869
Total Short-Term Investments (Cost $3,351)		3,351
Total Investments 102.4% (Cost $83,273)		102,466
Liabilities Less Other Assets (2.4)%		(2,379)
Net Assets 100.0%		$100,087

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2018. Total value of all such securities at August 31, 2018 amounted to approximately $1,855,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2018.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$99,115	$—	$—	$99,115
Short-Term Investments	—	3,351	—	3,351
Total Investments	$99,115	$3,351	$—	$102,466

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund(a) August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 97.7%
Airlines 1.9%
Ryanair Holdings PLC ADR*	449,107	$45,750
Auto Components 3.2%
Aptiv PLC	884,191	77,818
Banks 5.8%
JPMorgan Chase & Co.	650,027	74,480
U.S. Bancorp	1,180,138	63,857
		138,337
Capital Markets 3.6%
Intercontinental Exchange, Inc.	1,151,511	87,780
Chemicals 2.2%
Sherwin-Williams Co.	117,827	53,680
Consumer Finance 2.5%
American Express Co.	564,476	59,823
Energy Equipment & Services 2.3%
Schlumberger Ltd.	875,557	55,300
Equity Real Estate Investment Trust 2.5%
Weyerhaeuser Co.	1,724,548	59,859
Food & Staples Retailing 3.6%
Kroger Co.	2,727,518	85,917
Health Care Equipment & Supplies 10.2%
Becton, Dickinson & Co.	341,431	89,411
Danaher Corp.	842,767	87,260
Medtronic PLC	713,299	68,769
		245,440
Health Care Providers & Services 5.1%
AmerisourceBergen Corp.	863,556	77,694
Premier, Inc. Class A*	1,023,136	45,253
		122,947
Hotels, Restaurants & Leisure 2.1%
Compass Group PLC	2,358,626	50,714
Industrial Conglomerates 3.1%
3M Co.	357,768	75,460
	Number of Shares	Value (000's)
Insurance 4.3%
Progressive Corp.	1,521,569	$102,752
Internet Software & Services 6.0%
Alphabet, Inc. Class A*	64,040	78,884
eBay, Inc.*	1,913,828	66,238
		145,122
IT Services 6.0%
Cognizant Technology Solutions Corp. Class A	1,074,692	84,288
MasterCard, Inc. Class A	282,856	60,973
		145,261
Media 4.3%
Comcast Corp. Class A	2,790,824	103,233
Oil, Gas & Consumable Fuels 4.7%
Cimarex Energy Co.	171,426	14,482
EQT Corp.	928,553	47,375
Noble Energy, Inc.	1,712,796	50,904
		112,761
Personal Products 3.0%
Unilever NV	1,268,351	72,905
Pharmaceuticals 2.3%
Roche Holding AG	217,799	54,110
Road & Rail 1.8%
J.B. Hunt Transport Services, Inc.	357,923	43,219
Semiconductors & Semiconductor Equipment 3.8%
Texas Instruments, Inc.	823,106	92,517
Software 2.3%
Intuit, Inc.	254,384	55,830
Specialty Chemicals 2.0%
Novozymes A/S B Shares	859,935	47,133
Specialty Retail 4.3%
Advance Auto Parts, Inc.	627,449	102,920
	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 1.3%
Gildan Activewear, Inc.	1,047,389	$30,846
Trading Companies & Distributors 3.5%
Fastenal Co.	411,739	24,029
W.W. Grainger, Inc.	169,634	60,062
		84,091
Total Common Stocks (Cost $1,540,786)		2,351,525
	Principal Amount
Short-Term Investments 1.7%
Certificates of Deposit 0.0%(b)
Carver Federal Savings Bank 0.25%, due 9/23/18	$100,000	100
Self Help Credit Union, 0.25%, due 9/25/18	250,000	250
Self Help Credit Union, 0.25%, due 11/16/18	250,000	250
		600
	Number of Shares
Investment Companies 1.7%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(c)	41,567,987	41,568
Total Short-Term Investments (Cost $42,168)		42,168
Total Investments 99.4% (Cost $1,582,954)		2,393,693
Other Assets Less Liabilities 0.6%		13,269
Net Assets 100.0%		$2,406,962

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund(a)(cont'd)

*  Non-income producing security.

(a)  Formerly Socially Responsive Fund through April 30, 2018.

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,351,525	$—	$—	$2,351,525
Short-Term Investments	—	42,168	—	42,168
Total Investments	$2,351,525	$42,168	$—	$2,393,693

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Value Fund August 31, 2018

	Number of Shares	Value (000's)
Common Stocks 98.3%
Airlines 0.9%
Delta Air Lines, Inc.	2,016	$118
Banks 9.0%
JPMorgan Chase & Co.	5,595	641
M&T Bank Corp.	949	168
PNC Financial Services Group, Inc.	971	140
SunTrust Banks, Inc.	1,867	137
Wells Fargo & Co.	1,094	64
		1,150
Biotechnology 1.1%
BioMarin Pharmaceutical, Inc.*	1,411	141
Capital Markets 1.5%
CME Group, Inc.	1,074	188
Communications Equipment 0.7%
Cisco Systems, Inc.	1,906	91
Diversified Telecommunication Services 5.3%
AT&T, Inc.	5,721	183
CenturyLink, Inc.	8,681	185
Verizon Communications, Inc.	5,685	309
		677
Electric Utilities 9.4%
American Electric Power Co., Inc.	3,403	244
Evergy, Inc.	2,686	153
Exelon Corp.	8,804	385
FirstEnergy Corp.	7,977	298
NextEra Energy, Inc.	673	115
		1,195
Electrical Equipment 0.9%
Emerson Electric Co.	1,526	117
	Number of Shares	Value (000's)
Equity Real Estate Investment Trusts 8.9%
American Homes 4 Rent Class A	2,457	$57
AvalonBay Communities, Inc.	417	76
Equity Residential	3,890	264
Mid-America Apartment Communities, Inc.	370	38
Prologis, Inc.	2,053	138
Public Storage	1,059	225
Simon Property Group, Inc.	1,001	183
SL Green Realty Corp.	1,443	151
		1,132
Food & Staples Retailing 4.7%
Costco Wholesale Corp.	467	109
Walgreens Boots Alliance, Inc.	1,480	101
Walmart, Inc.	4,014	385
		595
Food Products 6.3%
Conagra Brands, Inc.	3,166	116
Kraft Heinz Co.	4,034	235
Mondelez International, Inc. Class A	10,594	453
		804
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	2,810	188
Medtronic PLC	860	83
		271
Health Care Providers & Services 9.4%
Centene Corp.*	2,895	424
Cigna Corp.	921	173
CVS Health Corp.	919	69
Express Scripts Holding Co.*	778	69
HCA Healthcare, Inc.	2,935	394
Quest Diagnostics, Inc.	645	71
		1,200
	Number of Shares	Value (000's)
Household Products 3.7%
Church & Dwight Co., Inc.	1,580	$89
Procter & Gamble Co.	4,602	382
		471
Industrial Conglomerates 0.9%
Honeywell International, Inc.	748	119
Insurance 4.3%
Aon PLC	771	112
Assurant, Inc.	498	51
Athene Holding Ltd. Class A*	3,230	161
Chubb Ltd.	1,627	220
		544
Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.	222	53
Machinery 1.3%
Caterpillar, Inc.	822	114
Deere & Co.	362	52
		166
Media 0.3%
Comcast Corp. Class A	1,080	40
Metals & Mining 3.2%
Newmont Mining Corp.	13,039	404
Multi-Utilities 4.3%
DTE Energy Co.	2,171	241
NiSource, Inc.	7,827	212
Sempra Energy	859	100
		553
Multiline Retail 1.2%
Nordstrom, Inc.	2,445	154
Oil, Gas & Consumable Fuels 5.6%
Cabot Oil & Gas Corp.	7,941	189
EOG Resources, Inc.	1,296	153
Exxon Mobil Corp.	2,944	236
Phillips 66	1,137	135
		713

See Notes to Financial Statements

Schedule of Investments Value Fund (cont'd)

	Number of Shares	Value (000's)
Personal Products 1.7%
Unilever NV	3,856	$221
Pharmaceuticals 8.6%
Allergan PLC	244	47
Eli Lilly & Co.	429	45
Johnson & Johnson	2,661	358
Merck & Co., Inc.	3,424	235
Pfizer, Inc.	10,084	419
		1,104
Software 0.5%
Microsoft Corp.	613	69
Specialty Retail 0.7%
Tiffany & Co.	710	87
Textiles, Apparel & Luxury Goods 1.4%
lululemon Athletica, Inc.*	1,193	185
Total Common Stocks (Cost $11,435)		12,562
	Number of Shares	Value (000's)
Short-Term Investments 2.9%
Investment Companies 2.9%
State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(a) (Cost $371)	370,818	$371
Total Investments 101.2% (Cost $11,806)		12,933
Liabilities Less Other Assets (1.2)%		(151)
Net Assets 100.0%		$12,782

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2018:

Derivative Instruments

Written option contracts ("options written")

At August 31, 2018, the Fund did not have any outstanding options written. For the year ended August 31, 2018, the Fund had an average market value of $(69,490) in options written.

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$12,562	$—	$—	$12,562
Short-Term Investments	—	371	—	371
Total Investments	$12,562	$371	$—	$12,933

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$59,085	$1,362,963	$1,618,854	$763,218	$10,265,748	$5,358	$2,949	$86,423	$1,339,234	$2,090,234
Affiliated issuers(b)	—	—	—	—	1,043,865	—	—	—	—	—
	59,085	1,362,963	1,618,854	763,218	11,309,613	5,358	2,949	86,423	1,339,234	2,090,234
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	3,586	—	—	—	—	1	2,656	—	444
Dividends and interest receivable	133	1,882	6,775	846	9,040	9	4	—	2,039	6,910
Receivable for securities sold	—	9,944	1,635	1,231	4,245	6	—	654	—	1,370
Receivable for Fund shares sold	2	2,383	350	2	2,967	—	—	—	269	1,135
Receivable from Management—net (Note B)	15	—	—	—	—	24	20	—	—	—
Receivable for securities lending income (Note A)	—	1	—	—	—	—	—	—	31	6
Prepaid expenses and other assets	12	122	86	70	374	24	8	29	135	180
Total Assets	59,247	1,380,881	1,627,700	765,367	11,326,239	5,421	2,982	89,762	1,341,708	2,100,279
Liabilities
Payable to investment manager—net (Note B)	25	1,102	664	338	6,213	3	2	87	557	1,283
Option contracts written, at value(d) (Note A)	—	—	1,554	—	—	—	—	—	748	—
Due to custodian	—	153	—	—	133	—	—	—	—	—
Payable for securities purchased	584	133	14,680	—	2,205	—	—	—	5,015	241
Payable for Fund shares redeemed	—	1,023	1,916	185	10,017	7	—	126	457	3,612
Payable to administrator—net (Note B)	—	126	495	182	1,668	—	—	17	298	137
Payable to trustees	5	5	5	5	5	5	5	5	5	5
Payable for loaned securities collateral (Note A)	—	1,243	—	—	—	—	—	—	—	18,920
Accrued capital gains taxes (Note A)	—	200	—	—	—	—	—	—	—	—
Accrued expenses and other payables	89	628	230	196	1,065	96	91	112	296	300
Total Liabilities	703	4,613	19,544	906	21,306	111	98	347	7,376	24,498
Net Assets	$58,544	$1,376,268	$1,608,156	$764,461	$11,304,933	$5,310	$2,884	$89,415	$1,334,332	$2,075,781
Net Assets consist of:
Paid-in capital	$48,936	$1,331,904	$1,222,119	$563,955	$4,974,643	$3,791	$2,686	$72,858	$893,277	$1,839,137
Undistributed net investment income/(loss)	529	8,343	2,651	2,414	12,253	31	—	—	2,223	15,225
Distributions in excess of net investment income	—	—	—	—	—	—	(16)	(107)	—	—
Accumulated net realized gains/(losses) on investments	2,325	(35,112)	63,179	49,021	700,489	233	27	15,789	88,173	4,538
Net unrealized appreciation/(depreciation) in value of investments	6,754	71,133	320,207	149,071	5,617,548	1,255	187	875	350,659	216,881
Net Assets	$58,544	$1,376,268	$1,608,156	$764,461	$11,304,933	$5,310	$2,884	$89,415	$1,334,332	$2,075,781
Net Assets
Investor Class	$—	$—	$—	$690,726	$1,919,090	$—	$—	$—	$1,187,229	$106,663
Trust Class	—	—	—	57,657	1,561,603	—	—	—	56,612	40,893
Advisor Class	—	—	—	2,338	198,059	—	—	—	190	—
Institutional Class	53,430	1,149,402	1,172,819	8,620	3,253,834	4,759	2,265	78,995	82,537	1,772,441
Class A	1,775	47,629	186,465	3,436	—	425	313	10,169	5,531	67,238
Class C	3,310	10,865	246,657	1,684	—	126	306	251	1,811	14,286
Class R3	—	1,439	2,215	—	—	—	—	—	422	—
Class R6	29	166,933	—	—	4,372,347	—	—	—	—	74,260

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	24,075	29,401	—	—	—	60,807	8,106
Trust Class	—	—	—	2,012	23,915	—	—	—	2,902	3,109
Advisor Class	—	—	—	82	3,036	—	—	—	10	—
Institutional Class	3,837	59,719	86,651	300	49,878	553	209	5,337	4,221	134,450
Class A	127	2,493	13,829	120	—	50	29	689	284	5,112
Class C	239	595	18,430	59	—	16	28	18	93	1,092
Class R3	—	77	165	—	—	—	—	—	22	—
Class R6	2	8,663	—	—	67,029	—	—	—	—	5,627
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$28.69	$65.27	$—	$—	$—	$19.52	$13.16
Trust Class	—	—	—	28.66	65.30	—	—	—	19.51	13.16
Advisor Class	—	—	—	28.62	65.23	—	—	—	19.46	—
Institutional Class	13.93	19.25	13.53	28.72	65.24	8.61	10.85	14.80	19.55	13.18
Class R3	—	18.64	13.45	—	—	—	—	—	19.46	—
Class R6	13.93	19.27	—	—	65.23	—	—	—	—	13.20
Net Asset Value and redemption price per share
Class A	$13.93	$19.11	$13.48	$28.65	$—	$8.51	$10.84	$14.77	$19.50	$13.15
Offering Price per share
Class A‡	$14.78	$20.28	$14.30	$30.40	$—	$9.03	$11.50	$15.67	$20.69	$13.95
Net Asset Value and offering price per share
Class C^	$13.85	$18.27	$13.38	$28.50	$—	$8.05	$10.81	$14.31	$19.40	$13.09
†Securities on loan, at value:
Unaffiliated issuers	$—	$1,338	$—	$—	$—	$—	$—	$—	$—	$18,373
* Cost of Investments:
(a) Unaffiliated issuers	$52,331	$1,291,647	$1,297,825	$614,147	$5,052,636	$4,103	$2,762	$85,553	$989,102	$1,873,354
(b) Affiliated issuers	—	—	—	—	639,428	—	—	—	—	—
Total cost of investments	$52,331	$1,291,647	$1,297,825	$614,147	$5,692,064	$4,103	$2,762	$85,553	$989,102	$1,873,354
(c) Total cost of foreign currency	$—	$3,583	$—	$—	$—	$—	$1	$2,651	$—	$445
(d) Premium received from option contracts written	$—	$—	$737	$—	$—	$—	$—	$—	$1,274	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$169,547	$7,092	$722,173	$1,471,039	$1,499,491	$117,400	$1,985,651	$458,703	$102,466	$2,393,693
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	169,547	7,092	722,173	1,471,039	1,499,491	117,400	1,985,651	458,703	102,466	2,393,693
Cash	—	—	—	—	957	—	—	—	—	—
Foreign currency(c)	33	1	—	—	—	—	—	—	—	—
Dividends and interest receivable	1,176	10	286	4,425	393	94	2,921	231	22	3,418
Receivable for securities sold	592	—	1,205	29,653	4,488	109	—	—	1,111	10,976
Receivable for Fund shares sold	9	—	336	31	1,009	169	293	350	116	1,437
Receivable from Management—net (Note B)	29	23	—	—	—	—	—	—	48	—
Receivable for securities lending income (Note A)	1	—	—	—	3	—	—	—	2	—
Prepaid expenses and other assets	55	11	49	114	93	49	63	58	55	136
Total Assets	171,442	7,137	724,049	1,505,262	1,506,434	117,821	1,988,928	459,342	103,820	2,409,660
Liabilities
Payable to investment manager—net (Note B)	80	5	479	607	604	54	877	311	69	942
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	294	—	—	—	—	—	—	—
Payable for securities purchased	18	—	—	41,867	5,502	—	—	—	1,550	—
Payable for Fund shares redeemed	154	—	499	3,438	757	50	420	567	115	897
Payable to administrator—net (Note B)	—	—	81	370	263	18	315	40	—	530
Payable to trustees	5	5	5	5	5	5	5	5	5	5
Payable for loaned securities collateral (Note A)	1,586	225	—	—	11,479	—	—	—	1,869	—
Accrued capital gains taxes (Note A)	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	123	82	156	292	224	77	162	138	125	324
Total Liabilities	1,966	317	1,514	46,579	18,834	204	1,779	1,061	3,733	2,698
Net Assets	$169,476	$6,820	$722,535	$1,458,683	$1,487,600	$117,617	$1,987,149	$458,281	$100,087	$2,406,962
Net Assets consist of:
Paid-in capital	$153,723	$6,606	$471,053	$1,155,244	$932,318	$92,476	$1,083,490	$405,816	$65,153	$1,462,704
Undistributed net investment income/(loss)	1,062	—	(87)	17,710	—	376	7,856	—	—	4,837
Distributions in excess of net investment income	—	(3)	—	—	—	—	—	—	—	—
Accumulated net realized gains/(losses) on investments	1,679	96	51,687	137,240	108,814	5,402	101,702	17,394	15,741	128,669
Net unrealized appreciation/(depreciation) in value of investments	13,012	121	199,882	148,489	446,468	19,363	794,101	35,071	19,193	810,752
Net Assets	$169,476	$6,820	$722,535	$1,458,683	$1,487,600	$117,617	$1,987,149	$458,281	$100,087	$2,406,962
Net Assets
Investor Class	$—	$—	$—	$1,160,307	$528,062	$40,150	$—	$—	$66,129	$679,343
Trust Class	7,968	—	—	68,352	77,640	10,223	—	133,687	4,433	230,762
Advisor Class	—	—	—	125,216	15,444	—	—	—	2,542	—
Institutional Class	142,375	6,192	678,034	98,471	353,726	52,502	1,866,711	177,684	16,431	950,507
Class A	3,911	212	19,965	4,068	52,105	10,080	75,691	58,842	5,298	126,409
Class C	2,364	157	24,536	1,930	11,582	2,351	44,747	13,484	3,059	62,441
Class R3	3,491	—	—	339	15,582	2,311	—	17,964	2,195	36,364
Class R6	9,367	259	—	—	433,459	—	—	56,620	—	321,136

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	35,295	31,088	1,664	—	—	1,471	16,229
Trust Class	614	—	—	2,079	4,573	524	—	10,019	99	5,510
Advisor Class	—	—	—	3,808	912	—	—	—	57	—
Institutional Class	10,989	477	36,569	2,995	20,793	2,172	92,797	13,270	365	22,716
Class A	304	16	1,114	124	3,072	517	3,794	4,410	118	3,019
Class C	187	12	1,469	59	687	124	2,352	1,009	68	1,493
Class R3	274	—	—	10	921	119	—	1,349	49	868
Class R6	723	20	—	—	25,462	—	—	4,230	—	7,676
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$32.87	$16.99	$24.12	$—	$—	$44.96	$41.86
Trust Class	12.97	—	—	32.88	16.98	19.52	—	13.34	44.91	41.88
Advisor Class	—	—	—	32.88	16.94	—	—	—	44.87	—
Institutional Class	12.96	12.98	18.54	32.87	17.01	24.17	20.12	13.39	45.06	41.84
Class R3	12.75	—	—	32.89	16.92	19.42	—	13.31	44.87	41.90
Class R6	12.96	12.98	—	—	17.02	—	—	13.39	—	41.83
Net Asset Value and redemption price per share
Class A	$12.87	$12.93	$17.93	$32.88	$16.96	$19.51	$19.95	$13.34	$44.95	$41.88
Offering Price per share
Class A‡	$13.66	$13.72	$19.02	$34.89	$17.99	$20.70	$21.17	$14.15	$47.69	$44.44
Net Asset Value and offering price per share
Class C^	$12.68	$12.83	$16.70	$32.87	$16.85	$18.92	$19.03	$13.36	$44.72	$41.81
†Securities on loan, at value:
Unaffiliated issuers	$1,549	$215	$—	$—	$11,387	$—	$—	$—	$1,855	$—
* Cost of Investments:
(a) Unaffiliated issuers	$156,517	$6,971	$522,291	$1,322,550	$1,053,023	$98,037	$1,191,550	$423,632	$83,273	$1,582,954
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$156,517	$6,971	$522,291	$1,322,550	$1,053,023	$98,037	$1,191,550	$423,632	$83,273	$1,582,954
(c) Total cost of foreign currency	$33	$1	$—	$—	$—	$—	$—	$—	$—	$—
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
August 31, 2018
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$12,933
Affiliated issuers(b)	—
12,933
Cash	—
Foreign currency(c)	—
Dividends and interest receivable	39
Receivable for securities sold	252
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	22
Receivable for securities lending income (Note A)	—
Prepaid expenses and other assets	16
Total Assets	13,262
Liabilities
Payable to investment manager—net (Note B)	6
Option contracts written, at value(d) (Note A)	—
Due to custodian	—
Payable for securities purchased	375
Payable for Fund shares redeemed	—
Payable to administrator—net (Note B)	—
Payable to trustees	5
Payable for loaned securities collateral (Note A)	—
Accrued capital gains taxes (Note A)	—
Accrued expenses and other payables	94
Total Liabilities	480
Net Assets	$12,782
Net Assets consist of:
Paid-in capital	$10,400
Undistributed net investment income/(loss)	120
Distributions in excess of net investment income	—
Accumulated net realized gains/(losses) on investments	1,135
Net unrealized appreciation/(depreciation) in value of investments	1,127
Net Assets	$12,782
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	7,188
Class A	2,343
Class C	3,251
Class R3	—
Class R6	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
August 31, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	386
Class A	126
Class C	181
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	18.62
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$18.56
Offering Price per share
Class A‡	$19.69
Net Asset Value and offering price per share
Class C^	$17.96
†Securities on loan, at value:
Unaffiliated issuers	$—
* Cost of Investments:
(a) Unaffiliated issuers	$11,806
(b) Affiliated issuers	—
Total cost of investments	$11,806
(c) Total cost of foreign currency	$—
(d) Premium received from option contracts written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,103	$29,116	$50,755	$9,854	$97,023	$81	$76	$2,019	$18,784	$39,556
Dividend income—affiliated issuers (Note F)	—	—	—	—	24,891	—	—	—	—	—
Interest income—unaffiliated issuers	46	1,115	3,629	254	1,459	2	1	10	367	750
Income from securities loaned—net (Note A)	—	5	—	4	—	—	—	—	53	104
Foreign taxes withheld (Note A)	(10)	(3,243)	(1,292)	(20)	(832)	(5)	(4)	(148)	(316)	(3,174)
Total income	$1,139	$26,993	$53,092	$10,092	$122,541	$78	$73	$1,881	$18,888	$37,236
Expenses:
Investment management fees (Note B)	256	11,668	8,032	3,934	71,899	29	22	1,367	6,280	15,308
Administration fees (Note B):
Investor Class	—	—	—	1,750	4,776	—	—	—	2,903	292
Trust Class	—	—	—	240	6,083	—	—	—	226	186
Advisor Class	—	—	—	12	801	—	—	—	1	—
Institutional Class	69	1,480	1,800	13	5,226	7	3	157	114	2,303
Class A	5	159	485	8	—	1	1	51	14	191
Class C	8	27	692	4	—	—	1	1	4	38
Class R3	—	4	5	—	—	—	—	—	1	—
Class R6	—	134	—	—	3,062	—	—	—	—	153
Distribution fees (Note B):
Trust Class	—	—	—	60	—	—	—	—	57	—
Advisor Class	—	—	—	7	501	—	—	—	1	—
Class A	5	152	467	8	—	1	1	49	13	184
Class C	32	104	2,663	18	—	1	3	3	17	146
Class R3	—	8	9	—	—	—	—	—	2	—
Shareholder servicing agent fees:
Investor Class	—	—	—	393	1,133	—	—	—	765	116
Trust Class	—	—	—	1	15	—	—	—	1	2
Advisor Class	—	—	—	—	14	—	—	—	—	—
Institutional Class	—	190	8	1	46	—	—	9	1	19
Class A	2	26	13	1	—	1	—	16	1	6
Class C	—	—	7	—	—	—	—	—	—	1
Class R3	—	1	1	—	—	—	—	—	—	—
Class R6	—	7	—	—	8	—	—	—	—	8
Audit fees	54	60	67	61	68	57	56	57	63	62
Custodian and accounting fees	67	1,387	234	111	1,322	74	67	125	169	438
Insurance expense	1	30	57	25	374	—	—	3	40	58
Legal fees	71	69	69	80	91	68	69	87	83	80
Registration and filing fees	54	152	97	100	285	48	47	58	119	239
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—	—	—	—	—	—
Shareholder reports	—	61	145	55	1,001	3	—	12	99	131
Trustees' fees and expenses	41	42	44	42	58	41	41	41	43	44
Interest expense	—	—	8	3	7	—	—	5	1	1
Miscellaneous	6	118	112	48	629	8	1	15	76	148
Total expenses	671	15,879	15,015	6,975	97,399	339	312	2,056	11,094	20,154

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018
Expenses reimbursed by Management (Note B)	(274)	(344)	—	—	(873)	(296)	(280)	(109)	—	(1,406)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(1,135)
Total net expenses	397	15,535	15,015	6,975	96,526	43	32	1,947	11,094	17,613
Net investment income/(loss)	$742	$11,458	$38,077	$3,117	$26,015	$35	$41	$(66)	$7,794	$19,623
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,726	18,425 *	82,827	60,285	1,050,535	342	84	33,545	95,571	79,798
Transactions in investment securities of affiliated issuers	—	—	—	—	154,207	—	—	—	—	—
Redemption in-kind	—	—	—	—	266,799	—	—	—	—	37,148
Settlement of foreign currency transactions	4	(727)	(224)	8	(28)	(1)	—	(41)	(17)	(590)
Expiration or closing of option contracts written	—	—	1,385	(746)	—	—	—	—	5,819	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	1,307	(107,444)**	43,375	29,392	766,202	310	6	(23,416)	140,197	(45,472)
Investment securities of affiliated issuers	—	—	—	—	346,723	—	—	—	—	—
Foreign currency translations	—	(47)	(16)	—	(3)	1	—	(4)	14	(41)
Option contracts written	—	—	(44)	(62)	—	—	—	—	18	—
Net gain/(loss) on investments	4,037	(89,793)	127,303	88,877	2,584,435	652	90	10,084	241,602	70,843
Net increase/(decrease) in net assets resulting from operations	$4,779	$(78,335)	$165,380	$91,994	$2,610,450	$687	$131	$10,018	$249,396	$90,466

*  Net of foreign capital gains tax $60,589.

**  Change in accrued foreign capital gains tax amounted to $246,895.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,275	$97	$4,959	$32,413	$7,813	$1,735	$25,992	$12,358	$169	$34,096
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	49	4	532	1,357	763	82	246	73	23	647
Income from securities loaned—net (Note A)	9	—	—	11	56	—	—	—	9	—
Foreign taxes withheld (Note A)	(359)	(9)	—	(62)	(23)	(2)	(178)	(21)	—	(770)
Total income	$3,974	$92	$5,491	$33,719	$8,609	$1,815	$26,060	$12,410	$201	$33,973
Expenses:
Investment management fees (Note B)	1,212	42	6,634	7,158	6,567	599	10,253	3,783	710	11,081
Administration fees (Note B):
Investor Class	—	—	—	2,973	1,267	105	—	—	146	1,868
Trust Class	33	—	—	288	269	43	—	555	16	937
Advisor Class	—	—	—	548	59	—	—	—	8	—
Institutional Class	286	6	1,199	141	514	66	2,757	264	21	1,340
Class A	12	1	48	9	127	25	173	182	11	316
Class C	7	1	60	6	27	6	113	40	6	155
Class R3	11	—	—	1	37	5	—	46	4	100
Class R6	8	—	—	—	268	—	—	44	—	245
Distribution fees (Note B):
Trust Class	8	—	—	72	—	11	—	138	4	234
Advisor Class	—	—	—	343	37	—	—	—	5	—
Class A	11	1	46	9	122	24	166	175	10	304
Class C	25	1	231	21	105	24	434	156	23	596
Class R3	22	—	—	1	72	10	—	88	7	192
Shareholder servicing agent fees:
Investor Class	—	—	—	688	435	33	—	—	82	585
Trust Class	7	—	—	2	2	1	—	28	1	7
Advisor Class	—	—	—	3	1	—	—	—	1	—
Institutional Class	1	1	8	1	10	2	160	5	1	17
Class A	1	—	6	1	5	1	12	7	1	16
Class C	—	—	2	—	1	—	3	2	—	4
Class R3	1	—	—	—	5	1	—	5	1	3
Class R6	—	—	—	—	8	—	—	2	—	11
Audit fees	62	40	29	61	29	29	29	61	29	29
Custodian and accounting fees	127	84	119	200	181	74	237	100	81	337
Insurance expense	7	—	25	48	40	3	63	17	3	78
Legal fees	68	37	68	86	83	68	67	69	120	90
Registration and filing fees	121	90	101	139	146	102	96	116	111	168
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	1	6	—	—	—	—	—
Shareholder reports	12	2	197	108	118	14	77	47	16	207
Trustees' fees and expenses	41	41	42	43	43	41	44	42	41	45
Interest expense	4	—	—	7	—	—	8	4	—	—
Miscellaneous	73	7	51	87	77	11	112	32	9	141
Total expenses	2,160	354	8,866	13,045	10,661	1,298	14,804	6,008	1,468	19,106

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018	For the Year Ended August 31, 2018
Expenses reimbursed by Management (Note B)	(293)	(299)	(107)	—	—	(91)	—	(1,211)	(459)	—
Investment management fees waived (Note B)	—	—	—	—	—	(31)	—	—	—	—
Total net expenses	1,867	55	8,759	13,045	10,661	1,176	14,804	4,797	1,009	19,106
Net investment income/(loss)	$2,107	$37	$(3,268)	$20,674	$(2,052)	$639	$11,256	$7,613	$(808)	$14,867
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	26,054	97	94,064	169,975	141,295	8,362	179,589	26,044	18,089	186,572
Transactions in investment securities of affiliated issuers	—	—	(1,290)	—	—	—	—	—	—	—
Redemption in-kind	22,204	—	—	—	—	—	—	—	—	39,512
Settlement of foreign currency transactions	(43)	(12)	—	—	1	—	—	—	—	(37)
Expiration or closing of option contracts written	—	—	—	1,613	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(36,139)	(120)	65,159	(15,809)	173,664	3,283	154,176	(12,168)	10,573	164,368
Investment securities of affiliated issuers	—	—	6,327	—	—	—	—	—	—	—
Foreign currency translations	(17)	—	—	—	—	—	—	—	—	7
Option contracts written	—	—	—	(51)	—	—	—	—	—	—
Net gain/(loss) on investments	12,059	(35)	164,260	155,728	314,960	11,645	333,765	13,876	28,662	390,422
Net increase/(decrease) in net assets resulting from operations	$14,166	$2	$160,992	$176,402	$312,908	$12,284	$345,021	$21,489	$27,854	$405,289

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$329
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	11
Income from securities loaned—net (Note A)	—
Foreign taxes withheld (Note A)	(1)
Total income	$339
Expenses:
Investment management fees (Note B)	81
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	13
Class A	6
Class C	9
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	6
Class C	33
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	—
Class A	2
Class C	—
Class R3	—
Class R6	—
Audit fees	57
Custodian and accounting fees	65
Insurance expense	1
Legal fees	71
Registration and filing fees	48
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	3
Trustees' fees and expenses	41
Interest expense	—
Miscellaneous	5
Total expenses	441

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2018
Expenses reimbursed by Management (Note B)	(292)
Investment management fees waived (Note B)	—
Total net expenses	149
Net investment income/(loss)	$190
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,783
Transactions in investment securities of affiliated issuers	—
Redemption in-kind	—
Settlement of foreign currency transactions	—
Expiration or closing of option written	18
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(263)
Investment securities of affiliated issuers	—
Foreign currency translations	—
Option contracts written	(1)
Net gain/(loss) on investments	1,537
Net increase/(decrease) in net assets resulting from operations	$1,727

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$742	$487	$11,458	$5,440	$38,077	$45,803	$3,117	$1,864	$26,015	$35,868	$35	$25
Net realized gain/(loss) on investments (Note A)	2,730	491	17,698	16,413	83,988	66,004	59,547	68,542	1,471,513	1,485,004	341	(69)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	1	—	1	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	1,307	3,658	(107,491)	128,717	43,315	67,898	29,330	41,930	1,112,922	(437,834)	311	667
Net increase/(decrease) in net assets resulting from operations	4,779	4,636	(78,335)	150,570	165,380	179,706	91,994	112,337	2,610,450	1,083,038	687	623
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(1,883)	(2,166)	(3,296)	(7,859)	—	—
Trust Class	—	—	—	—	—	—	(122)	(337)	(1,254)	(894)	—	—
Advisor Class	—	—	—	—	—	—	—	(53)	(9)	(765)	—	—
Institutional Class	(472)	(420)	(5,443)	(1,629)	(35,754)	(29,632)	(37)	(38)	(12,519)	(11,370)	(25)	(20)
Class A	(16)	(4)	(229)	(105)	(4,945)	(4,918)	(6)	(18)	—	—	(1)	(1)
Class C	(3)	(0)	(22)	—	(5,075)	(4,676)	—	(16)	—	—	—	—
Class R3	—	—	(5)	(1)	(42)	(40)	—	—	—	—	—	—
Class R6	(0)	(1)	(1,139)	(595)	—	—	—	—	(15,711)	(14,130)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(50,530)	(52,641)	(224,852)	(179,026)	—	—
Trust Class	—	—	—	—	—	—	(7,959)	(9,025)	(186,429)	(96,426)	—	—
Advisor Class	—	—	—	—	—	—	(1,095)	(1,043)	(25,746)	(36,943)	—	—
Institutional Class	(570)	—	—	—	(45,883)	(36,549)	(673)	(608)	(438,796)	(209,556)	—	(25)
Class A	(26)	—	—	—	(6,999)	(7,824)	(397)	(446)	—	—	—	(3)
Class C	(43)	—	—	—	(10,330)	(10,759)	(635)	(591)	—	—	—	(1)
Class R3	—	—	—	—	(58)	(78)	—	—	—	—	—	—
Class R6	(0)	—	—	—	—	—	—	—	(447,218)	(214,988)	—	—
Total distributions to shareholders	(1,130)	(425)	(6,838)	(2,330)	(109,086)	(94,476)	(63,337)	(66,982)	(1,355,830)	(771,957)	(26)	(50)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	3,861	5,643	127,479	202,685	—	—
Trust Class	—	—	—	—	—	—	2,281	1,253	130,291	147,223	—	—
Advisor Class	—	—	—	—	—	—	340	415	30,289	48,532	—	—
Institutional Class	21,342	9,350	782,707	330,877	151,932	280,182	2,598	2,633	506,405	774,017	36	177
Class A	1,090	1,581	42,405	42,186	25,357	27,595	821	234	—	—	682	56
Class C	124	2,908	6,015	2,423	9,342	16,974	75	312	—	—	31	9
Class R3	—	—	606	657	1,027	300	—	—	—	—	—	—
Class R6	—	—	83,104	9,077	—	—	—	—	874,418	654,289	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	47,309	49,229	220,105	180,857	—	—
Trust Class	—	—	—	—	—	—	8,037	9,313	186,190	96,408	—	—
Advisor Class	—	—	—	—	—	—	1,093	1,094	24,454	36,009	—	—
Institutional Class	1,042	419	2,159	845	69,404	55,466	586	510	413,091	202,793	25	45
Class A	41	4	162	87	10,549	11,330	342	451	—	—	1	3
Class C	46	—	9	—	11,703	10,921	609	542	—	—	—	1
Class R3	—	—	3	—	51	71	—	—	—	—	—	—
Class R6	—	—	1,139	595	—	—	—	—	462,309	229,031	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(58,503)	(58,894)	(423,896)	(340,454)	—	—
Trust Class	—	—	—	—	—	—	(14,814)	(18,668)	(508,027)	(494,926)	—	—
Advisor Class	—	—	—	—	—	—	(1,836)	(1,437)	(81,711)	(132,686)	—	—
Institutional Class	(4,765)	(1,414)	(231,337)	(90,148)	(298,102)	(262,887)	(2,759)	(2,687)	(1,703,085)	(944,849)	(111)	(153)
Class A	(1,134)	(263)	(58,033)	(11,389)	(56,187)	(92,482)	(830)	(792)	—	—	(633)	(286)
Class C	(196)	(70)	(1,857)	(1,437)	(65,530)	(94,582)	(476)	(813)	—	—	(26)	(71)
Class R3	—	—	(603)	(627)	(736)	(1,330)	—	—	—	—	—	—
Class R6	—	(38)	(42,487)	(10,117)	—	—	—	—	(1,027,844)	(794,413)	—	—
Net increase/(decrease) from Fund share transactions	17,590	12,477	583,992	273,029	(141,190)	(48,442)	(11,266)	(11,662)	(769,532)	(135,484)	5	(219)
Net Increase/(Decrease) in Net Assets	21,239	16,688	498,819	421,269	(84,896)	36,788	17,391	33,693	485,088	175,597	666	354
Net Assets:
Beginning of year	37,305	20,617	877,449	456,180	1,693,052	1,656,264	747,070	713,377	10,819,845	10,644,248	4,644	4,290
End of year	$58,544	$37,305	$1,376,268	$877,449	$1,608,156	$1,693,052	$764,461	$747,070	$11,304,933	$10,819,845	$5,310	$4,644
Undistributed net investment income/(loss) at end of year	$529	$311	$8,343	$4,510	$2,651	$11,234	$2,414	$1,337	$12,253	$21,800	$31	$24
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
Period from December 8, 2016 (Commencement	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	of Operations) to August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$41	$41	$(66)	$708	$7,794	$8,775	$19,623	$18,387	$2,107	$2,901	$37	$9
Net realized gain/(loss) on investments (Note A)	84	23	33,504	13,360	101,373	86,107	116,356	47,042	48,215	6,765	85	72
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	6	(4)	(23,420)	18,893	140,229	91,586	(45,513)	168,036	(36,156)	26,824	(120)	241
Net increase/(decrease) in net assets resulting from operations	131	60	10,018	32,961	249,396	186,468	90,466	233,465	14,166	36,490	2	322
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(6,476)	(6,263)	(286)	(449)	—	—	—	—
Trust Class	—	—	—	—	(394)	(588)	(74)	(155)	(65)	(84)	—	—
Advisor Class	—	—	—	—	(0)	(1)	—	—	—	—	—	—
Institutional Class	(43)	(66)	(1,237)	(359)	(554)	(523)	(14,148)	(16,444)	(2,374)	(3,092)	(26)	—
Class A	(5)	(11)	(224)	(1)	(36)	(49)	(69)	(159)	(41)	(48)	(7)	—
Class C	(2)	(5)	(1)	—	(1)	(6)	—	—	(2)	(11)	(3)	—
Class R3	—	—	—	—	(1)	(2)	—	—	(28)	(42)	—	—
Class R6	—	—	—	—	—	—	(2,084)	(776)	(116)	—	(7)	—
Net realized gain on investments:
Investor Class	—	—	—	—	(65,843)	(108,442)	—	—	—	—	—	—
Trust Class	—	—	—	—	(5,485)	(10,943)	—	—	—	—	—	—
Advisor Class	—	—	—	—	(12)	(29)	—	—	—	—	—	—
Institutional Class	(21)	(9)	(10,798)	—	(4,438)	(6,846)	—	—	—	—	(40)	—
Class A	(2)	(1)	(2,099)	—	(515)	(916)	—	—	—	—	(13)	—
Class C	(3)	(1)	(28)	—	(136)	(330)	—	—	—	—	(5)	—
Class R3	—	—	—	—	(32)	(72)	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	—	—	(11)	—
Total distributions to shareholders	(76)	(93)	(14,387)	(360)	(83,923)	(135,010)	(16,661)	(17,983)	(2,626)	(3,277)	(112)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	11,911	10,414	5,762	5,500	—	—	—	—
Trust Class	—	—	—	—	3,580	4,820	6,248	6,540	149	276	—	—
Advisor Class	—	—	—	—	23	22	—	—	—	—	—	—
Institutional Class	47	—	5,552	22,865	16,287	17,432	651,839	464,902	17,951	48,560	5,506	643
Class A	27	213	4,771	20,057	1,039	1,444	25,730	28,258	1,347	1,941	66	624
Class C	31	—	14	283	172	376	4,054	2,776	159	481	28	111
Class R3	—	—	—	—	41	209	—	—	953	2,170	—	—
Class R6	—	—	—	—	—	—	87,406	94,389	190	9,237	—	200

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	68,235	108,145	273	432	—	—	—	—
Trust Class	—	—	—	—	5,813	11,422	70	150	62	81	—	—
Advisor Class	—	—	—	—	12	30	—	—	—	—	—	—
Institutional Class	64	75	11,338	106	4,838	7,112	11,700	14,597	2,312	3,030	67	—
Class A	3	4	2,261	—	523	906	30	92	36	43	9	—
Class C	3	1	25	—	127	220	—	—	1	3	—	—
Class R3	—	—	—	—	23	43	—	—	23	35	—	—
Class R6	—	—	—	—	—	—	2,084	775	115	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(94,582)	(108,871)	(14,869)	(14,532)	—	—	—	—
Trust Class	—	—	—	—	(15,794)	(27,795)	(13,234)	(15,813)	(791)	(1,042)	—	—
Advisor Class	—	—	—	—	(9)	(141)	—	—	—	—	—	—
Institutional Class	(39)	(67)	(43,135)	(37,308)	(19,040)	(16,746)	(393,626)	(390,004)	(102,410)	(78,386)	(71)	—
Class A	(210)	(387)	(18,374)	(2,503)	(2,155)	(3,205)	(33,923)	(70,145)	(2,627)	(2,306)	(177)	(387)
Class C	—	(15)	(77)	(181)	(305)	(1,281)	(3,521)	(6,033)	(360)	(1,670)	—	(11)
Class R3	—	—	—	—	(161)	(365)	—	—	(2,748)	(1,666)	—	—
Class R6	—	—	—	—	—	—	(158,868)	(15,680)	(1,000)	(628)	—	—
Net increase/(decrease) from Fund share transactions	(74)	(176)	(37,625)	3,319	(19,422)	4,191	177,155	106,204	(86,638)	(19,841)	5,428	1,180
Net Increase/(Decrease) in Net Assets	(19)	(209)	(41,994)	35,920	146,051	55,649	250,960	321,686	(75,098)	13,372	5,318	1,502
Net Assets:
Beginning of year	2,903	3,112	131,409	95,489	1,188,281	1,132,632	1,824,821	1,503,135	244,574	231,202	1,502	—
End of year	$2,884	$2,903	$89,415	$131,409	$1,334,332	$1,188,281	$2,075,781	$1,824,821	$169,476	$244,574	$6,820	$1,502
Undistributed net investment income/(loss) at end of year	$—	$—	$—	$850	$2,223	$2,985	$15,225	$12,844	$1,062	$1,624	$—	$15
Distributions in excess of net investment income at end of year	$(16)	$(35)	$(107)	$—	$—	$—	$—	$—	$—	$—	$(3)	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$(3,268)	$(2,945)	$20,674	$18,367	$(2,052)	$(2,312)	$639	$931	$11,256	$12,016	$7,613	$8,324
Net realized gain/(loss) on investments (Note A)	92,774	39,725	171,588	143,330	141,296	110,017	8,362	4,958	179,589	137,938	26,044	40,372
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	71,486	72,572	(15,860)	47,490	173,664	57,664	3,283	8,449	154,176	187,940	(12,168)	(41,934)
Net increase/(decrease) in net assets resulting from operations	160,992	109,352	176,402	209,187	312,908	165,369	12,284	14,338	345,021	337,894	21,489	6,762
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(13,975)	(7,325)	—	—	(190)	(201)	—	—	—	—
Trust Class	—	—	(801)	(794)	—	—	(48)	(67)	—	—	(2,098)	(2,367)
Advisor Class	—	—	(1,341)	(1,953)	—	—	—	—	—	—	—	—
Institutional Class	—	—	(1,235)	(560)	—	—	(270)	(194)	(10,422)	(14,963)	(3,032)	(3,355)
Class A	—	—	(30)	(35)	—	—	(39)	(78)	(134)	(286)	(929)	(1,130)
Class C	—	—	(12)	(21)	—	—	(0)	(11)	—	(1)	(84)	(89)
Class R3	—	—	(2)	(1)	—	—	(4)	(7)	—	—	(191)	(199)
Class R6	—	—	—	—	—	—	—	—	—	—	(897)	(676)
Net realized gain on investments:
Investor Class	—	—	(79,556)	(32,301)	(39,598)	(19,685)	(2,455)	—	—	—	—	—
Trust Class	—	—	(5,204)	(3,644)	(5,336)	(1,759)	(811)	—	—	—	(7,008)	(21,699)
Advisor Class	—	—	(9,870)	(8,877)	(1,205)	(310)	—	—	—	—	—	—
Institutional Class	(43,660)	(8,811)	(6,298)	(1,923)	(28,019)	(13,469)	(2,339)	—	(177,856)	(45,915)	(8,671)	(26,621)
Class A	(908)	(609)	(200)	(158)	(3,926)	(2,041)	(681)	—	(5,678)	(1,735)	(3,711)	(12,376)
Class C	(1,255)	(365)	(168)	(141)	(859)	(276)	(188)	—	(4,128)	(1,065)	(814)	(2,889)
Class R3	—	—	(15)	(4)	(1,127)	(370)	(111)	—	—	—	(866)	(2,659)
Class R6	—	—	—	—	(24,371)	(9,481)	—	—	—	—	(2,282)	(4,843)
Total distributions to shareholders	(45,823)	(9,785)	(118,707)	(57,737)	(104,441)	(47,391)	(7,136)	(558)	(198,218)	(63,965)	(30,583)	(78,903)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	8,101	17,941	12,268	9,599	998	1,561	—	—	—	—
Trust Class	—	—	4,087	6,699	23,437	9,850	398	546	—	—	14,986	12,240
Advisor Class	—	—	5,499	13,478	5,456	3,126	—	—	—	—	—	—
Institutional Class	177,678	293,161	37,581	41,776	77,662	68,136	27,310	8,815	153,353	171,779	60,254	51,910
Class A	11,603	15,111	1,809	2,779	12,576	10,173	3,941	2,066	36,164	25,355	15,061	21,145
Class C	3,472	3,229	423	1,131	1,428	1,070	329	507	6,748	6,279	241	954
Class R3	—	—	172	196	4,513	3,705	1,160	434	—	—	4,732	5,625
Class R6	—	—	—	—	144,101	66,750	—	—	—	—	29,533	10,995

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	90,111	38,220	37,431	18,588	2,513	191	—	—	—	—
Trust Class	—	—	5,920	4,359	5,323	1,758	847	67	—	—	9,054	23,899
Advisor Class	—	—	11,200	10,811	787	249	—	—	—	—	—	—
Institutional Class	39,433	7,762	6,871	2,396	27,748	13,315	2,588	190	178,195	11,082	10,556	25,843
Class A	876	589	200	190	3,767	1,933	587	68	5,235	1,939	4,447	12,849
Class C	1,115	298	127	132	831	264	164	8	3,762	955	793	2,569
Class R3	—	—	12	—	1,015	323	92	6	—	—	988	2,647
Class R6	—	—	—	—	24,101	9,371	—	—	—	—	3,178	5,519
Payments for shares redeemed:
Investor Class	—	—	(132,889)	(102,947)	(42,932)	(40,667)	(5,671)	(5,318)	—	—	—	—
Trust Class	—	—	(19,162)	(20,992)	(13,534)	(33,896)	(2,306)	(1,582)	—	—	(44,221)	(69,683)
Advisor Class	—	—	(40,447)	(36,688)	(5,383)	(3,916)	—	—	—	—	—	—
Institutional Class	(490,716)	(162,730)	(30,147)	(27,421)	(126,889)	(98,781)	(8,770)	(6,333)	(431,903)	(370,505)	(82,169)	(118,324)
Class A	(13,148)	(46,279)	(1,907)	(2,708)	(26,324)	(41,744)	(3,437)	(8,521)	(24,170)	(56,386)	(41,552)	(56,424)
Class C	(5,400)	(9,286)	(938)	(1,276)	(1,861)	(3,623)	(757)	(2,112)	(9,355)	(11,958)	(5,979)	(10,807)
Class R3	—	—	(58)	(66)	(5,362)	(6,143)	(502)	(579)	—	—	(6,518)	(11,595)
Class R6	—	—	—	—	(52,519)	(32,175)	—	—	—	—	(20,531)	(12,130)
Net increase/(decrease) from Fund share transactions	(275,087)	101,855	(53,435)	(51,990)	107,640	(42,735)	19,484	(9,986)	(81,971)	(221,460)	(47,147)	(102,768)
Net Increase/(Decrease) in Net Assets	(159,918)	201,422	4,260	99,460	316,107	75,243	24,632	3,794	64,832	52,469	(56,241)	(174,909)
Net Assets:
Beginning of year	882,453	681,031	1,454,423	1,354,963	1,171,493	1,096,250	92,985	89,191	1,922,317	1,869,848	514,522	689,431
End of year	$722,535	$882,453	$1,458,683	$1,454,423	$1,487,600	$1,171,493	$117,617	$92,985	$1,987,149	$1,922,317	$458,281	$514,522
Undistributed net investment income/(loss) at end of year	$(87)	$(100)	$17,710	$14,558	$—	$—	$376	$294	$7,856	$7,156	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND		VALUE FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$(808)	$(597)	$14,867	$16,348	$190	$226
Net realized gain/(loss) on investments (Note A)	18,089	14,135	226,047	145,869	1,801	2,275
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	10,573	104	164,375	129,440	(264)	241
Net increase/(decrease) in net assets resulting from operations	27,854	13,642	405,289	291,657	1,727	2,742
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(5,780)	(4,454)	—	—
Trust Class	—	—	(1,428)	(2,808)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(8,301)	(6,309)	(212)	(84)
Class A	—	—	(730)	(1,404)	(36)	(25)
Class C	—	—	(101)	(226)	(30)	(19)
Class R3	—	—	(138)	(316)	—	—
Class R6	—	—	(3,821)	(2,872)	—	—
Net realized gain on investments:
Investor Class	(749)	—	(38,305)	(26,356)	—	—
Trust Class	(49)	—	(12,216)	(16,367)	—	—
Advisor Class	(37)	—	—	—	—	—
Institutional Class	(180)	—	(44,279)	(28,362)	(753)	—
Class A	(48)	—	(6,220)	(8,167)	(195)	—
Class C	(42)	—	(3,045)	(3,469)	(264)	—
Class R3	(24)	—	(2,065)	(2,219)	—	—
Class R6	—	—	(18,997)	(11,964)	—	—
Total distributions to shareholders	(1,129)	—	(145,426)	(115,293)	(1,490)	(128)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,272	2,555	56,624	62,120	—	—
Trust Class	100	142	30,425	34,508	—	—
Advisor Class	833	187	—	—	—	—
Institutional Class	2,713	3,103	223,902	212,400	1,073	7,485
Class A	3,414	1,104	28,735	30,087	175	5,668
Class C	851	551	6,581	10,542	72	2,937
Class R3	1,595	444	16,496	14,587	—	—
Class R6	—	—	113,355	91,598	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND		VALUE FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	736	—	43,405	29,967	—	—
Trust Class	47	—	13,567	19,071	—	—
Advisor Class	37	—	—	—	—	—
Institutional Class	177	—	48,046	31,378	965	84
Class A	47	—	6,304	8,921	231	25
Class C	41	—	2,762	3,144	294	19
Class R3	17	—	2,076	2,408	—	—
Class R6	—	—	22,818	14,836	—	—
Payments for shares redeemed:
Investor Class	(6,627)	(5,968)	(231,636)	(159,318)	—	—
Trust Class	(797)	(1,503)	(73,283)	(101,908)	—	—
Advisor Class	(663)	(937)	—	—	—	—
Institutional Class	(2,711)	(2,725)	(270,163)	(207,457)	(5,765)	(7,469)
Class A	(2,793)	(1,946)	(39,847)	(58,324)	(823)	(7,567)
Class C	(543)	(684)	(9,878)	(13,306)	(676)	(274)
Class R3	(934)	(671)	(27,732)	(10,924)	—	—
Class R6	—	—	(208,482)	(144,516)	—	—
Net increase/(decrease) from Fund share transactions	(188)	(6,348)	(245,925)	(130,186)	(4,454)	908
Net Increase/(Decrease) in Net Assets	26,537	7,294	13,938	46,178	(4,217)	3,522
Net Assets:
Beginning of year	73,550	66,256	2,393,024	2,346,846	16,999	13,477
End of year	$100,087	$73,550	$2,406,962	$2,393,024	$12,782	$16,999
Undistributed net investment income/(loss) at end of year	$—	$(405)	$4,837	$10,306	$120	$210
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") (formerly, Neuberger Berman Socially Responsive Fund) and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, ten offer Class R3 shares and nine offer Class R6 shares. International Small Cap had no operations until December 8, 2016, other than matters relating to its organization and registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, master limited partnerships, exchange-traded funds, exchange-traded options purchased and options written, convertible preferred stocks and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information that may include trade execution data and sensitivity analysis and adjustments (generally Level 2 inputs), when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2018 were $199, $1,725, $9,494, $1,057, $8,420, $48,995, $220,972, $168,831, $81,812, $6,867, $51,093, $6,574, $10,721 and $828, for Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International Equity, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, Sustainable Equity and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2018, the Funds did not have any unrecognized tax positions.

At August 31, 2018, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$52,346	$7,980	$1,241	$6,739
Emerging Markets Equity	1,294,182	169,757	100,976	68,781
Equity Income	1,298,153	325,386	5,502	319,884
Focus	615,034	156,915	8,731	148,184
Genesis	5,707,912	5,701,544	99,843	5,601,701
Global Equity	4,111	1,325	78	1,247
Global Real Estate	2,800	220	71	149
Greater China Equity	86,364	5,913	5,854	59
Guardian	989,529	361,671	11,441	350,230
International Equity	1,873,522	270,000	53,288	216,712
International Select	156,520	17,520	4,493	13,027
International Small Cap	6,989	444	341	103
Intrinsic Value	527,991	217,836	23,654	194,182
Large Cap Value	1,327,570	152,270	8,801	143,469
Mid Cap Growth	1,053,795	459,331	13,635	445,696
Mid Cap Intrinsic Value	97,888	22,249	2,737	19,512
Multi-Cap Opportunities	1,191,683	801,598	7,630	793,968
Real Estate	424,293	39,203	4,794	34,409
Small Cap Growth	83,413	20,463	1,410	19,053
Sustainable Equity	1,583,233	852,260	41,800	810,460
Value	11,871	1,185	123	1,062

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains, partnership adjustments, prior year real estate investment trusts ("REITs")/non REIT adjustments, non-taxable distributions from underlying investments, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), deemed distributions on shareholder redemptions, prior period adjustments, prior year partnership basis adjustments, return of capital distributions, tax adjustments related to REITs, redemptions in kind reversal, non-deductible foreign capital gain taxes, class action payment and convertible bond adjustments. For the year ended August 31, 2018, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
Dividend Growth	$189,275	$(33,179)	$(156,096)
Emerging Markets Equity	—	(786,809)	786,809
Equity Income	12,984,372	(843,824)	(12,140,548)
Focus	4,606,442	7,871	(4,614,313)
Genesis	475,154,590	(2,772,986)	(472,381,604)
Global Equity	20,717	(1,472)	(19,245)
Global Real Estate	1,726	29,150	(30,876)
Greater China Equity	3,594,554	571,555	(4,166,109)
Guardian	5,919,430	(1,094,403)	(4,825,027)
International Equity	37,206,314	(580,575)	(36,625,739)
International Select	21,992,369	(43,206)	(21,949,163)
International Small Cap	—	(11,518)	11,518
Intrinsic Value	20,359,455	3,281,139	(23,640,594)
Large Cap Value	14,557,892	(125,828)	(14,432,064)
Mid Cap Growth	11,952,539	2,052,047	(14,004,586)
Mid Cap Intrinsic Value	528,075	(5,835)	(522,240)
Multi-Cap Opportunities	14,775,843	—	(14,775,843)
Real Estate	3,936,792	(382,840)	(3,553,952)
Small Cap Growth	1,110,712	1,212,789	(2,323,501)
Sustainable Equity	62,498,276	(37,380)	(62,460,896)
Value	453,593	(1,427)	(452,166)

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 was as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2018	2017		2018	2017		2018	2017		2018	2017
Dividend Growth	$505,410	$424,723		$624,343	$—		$—	$—		$1,129,753	$424,723
Emerging Markets Equity	6,837,681	2,329,876		—	—		—	—		6,837,681	2,329,876
Equity Income	45,816,093	39,266,540		63,269,560	55,209,628		—	—		109,085,653	94,476,168
Focus	33,895,157	4,063,802		29,442,423	62,918,885		—	—		63,337,580	66,982,687
Genesis	63,910,574	43,971,041		1,291,918,972	727,986,249		—	—		1,355,829,546	771,957,290
Global Equity	26,186	20,547		—	29,438		—	—		26,186	49,985
Global Real Estate	51,623	93,198		24,773	—		—	—		76,396	93,198
Greater China Equity	8,294,757	359,921		6,092,283	—		—	—		14,387,040	359,921
Guardian	21,564,458	9,321,117		62,358,000	125,688,817		—	—		83,922,458	135,009,934
International Equity	16,661,495	17,982,686		—	—		—	—		16,661,495	17,982,686
International Select	2,625,735	3,276,565		—	—		—	—		2,625,735	3,276,565
International Small Cap	112,414	—	(a)	—	—	(a)	—	—	(a)	112,414	—	(a)
Intrinsic Value	5,894,092	2,063,474		39,928,465	7,721,689		—	—		45,822,557	9,785,163
Large Cap Value	58,656,776	35,514,012		60,050,227	22,223,369		—	—		118,707,003	57,737,381

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2018	2017	2018	2017	2018	2017	2018	2017
Mid Cap Growth	$10,423,416	$2,131,672	$94,016,995	$45,259,954	$—	$—	$104,440,411	$47,391,626
Mid Cap Intrinsic Value	1,057,152	558,393	6,079,356	—	—	—	7,136,508	558,393
Multi-Cap Opportunities	10,555,931	15,250,634	187,661,598	48,714,824	—	—	198,217,529	63,965,458
Real Estate	7,230,660	17,350,353	23,352,045	61,552,296	—	—	30,582,705	78,902,649
Small Cap Growth	—	—	1,129,421	—	—	—	1,129,421	—
Sustainable Equity	31,075,924	18,388,890	114,350,242	96,903,943	—	—	145,426,166	115,292,833
Value	1,066,913	128,375	423,175	—	—	—	1,490,088	128,375

(a)  Period from December 8, 2016 (Commencement of operations) to August 31, 2017.

As of August 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$877,894	$1,990,913	$6,738,906	$—	$—	$9,607,713
Emerging Markets Equity	8,368,162	—	68,598,350	(32,577,911)	(24,392)	44,364,209
Equity Income	3,293,463	62,864,823	319,878,855	—	—	386,037,141
Focus	18,915,201	33,500,388	148,183,737	—	(93,052)	200,506,274
Genesis	12,252,532	716,337,104	5,601,700,263	—	—	6,330,289,899
Global Equity	69,946	202,361	1,247,158	—	—	1,519,465
Global Real Estate	20,521	30,668	148,661	—	(1,956)	197,894
Greater China Equity	11,363,724	13,298,695	64,166	(8,149,349)	(19,491)	16,557,745
Guardian	21,328,032	69,648,913	350,230,942	—	(152,856)	441,055,031
International Equity	15,226,127	4,706,282	216,712,502	—	(772)	236,644,139
International Select	1,079,915	1,682,043	13,009,540	—	(18,197)	15,753,301
International Small Cap	15,144	96,500	103,194	—	—	214,838
Intrinsic Value	10,369,130	47,017,073	194,182,125	—	(87,292)	251,481,036
Large Cap Value	42,752,899	117,218,073	143,468,307	—	—	303,439,279
Mid Cap Growth	20,884,520	88,701,385	445,696,405	—	—	555,282,310
Mid Cap Intrinsic Value	2,732,619	2,895,998	19,512,200	—	—	25,140,817
Multi-Cap Opportunities	7,855,793	101,834,530	793,968,140	—	—	903,658,463
Real Estate	—	18,055,280	34,409,454	—	—	52,464,734
Small Cap Growth	10,737,456	5,142,866	19,053,596	—	—	34,933,918
Sustainable Equity	4,836,081	128,948,292	810,473,210	—	—	944,257,583
Value	418,346	901,545	1,062,000	—	—	2,381,891

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles, capital loss carryforwards, unamortized organization expenses, partnership basis adjustments, non-REIT income adjustments, convertible bond adjustments, non-REIT non-taxable adjustments, loss limitation due to ownership change and tax adjustments related to REITs, PFICs, partnerships and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). As determined at August 31, 2018, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Post-Enactment (No Expiration Date)
	Long-Term		Short-Term
Emerging Markets Equity	$11,086,286		$21,491,625
Greater China Equity	1,175,932	*	6,973,417	*

*  Future utilization is limited under current tax regulations.

During the year ended August 31, 2018, Emerging Markets Equity, Global Equity, Greater China Equity, International Equity and International Select utilized capital loss carryforwards of $18,748,333, $77,199, $1,506,051, $74,012,423 and $23,982,792

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At August 31, 2018, Emerging Markets Equity had accrued capital gains taxes of $199,844 which is reflected in the Statements of Assets and Liabilities. This amount reflects $139,255 and $60,589 of unrealized and realized gains respectively.

Effective November 17, 2014 ("Effective Date"), a change in the capital gains tax provision for Greater China Equity arose due to changes in the tax rules in the People's Republic of China ("PRC"). Capital gains derived from the trading of PRC equity investments after the Effective Date are temporarily exempt from PRC withholding tax. Prior to the Effective Date, Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes. During the year ended August 31, 2017, $6,061 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain/(loss) on investments in the Statements of Changes in Net Assets. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate and Sustainable Equity to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2018, these Funds estimated these amounts for the period January 1, 2018 to August 31, 2018 within the financial statements because the 2018 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2018, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2018, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2018. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: For the year ended August 31, 2018, Equity Income, Focus, Guardian, Large Cap Value and Value used options written and Focus and Guardian used options purchased. Equity Income used options written to generate incremental returns. Focus used options written to enhance total return; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used to enhance returns and to gain exposure to certain securities. Focus used options purchased for hedging purposes and as a risk management tool. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Value and Value used options written to enhance total return and to efficiently manage risk exposures.

Premiums paid by a fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a fund realizes a gain or loss and the asset is eliminated. For purchased call options, a fund's loss is limited to the amount of the option premium paid.

Premiums received by a fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a fund has written expires unexercised, a fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At August 31, 2018, Equity Income, Focus, Guardian, Large Cap Value and Value had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options purchased	Investments in securities, at value	$1,304	$1,304
Total Value—Assets		$1,304	$1,304

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(1,554)	$(1,554)
Total Value—Liabilities		$(1,554)	$(1,554)

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options written	Option contracts written, at value	$(748)	$(748)
Total Value—Liabilities		$(748)	$(748)

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2018, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$1,385	$1,385
Total Realized Gain/(Loss)		$1,385	$1,385
Focus
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	$(410)	$(410)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	(746)	(746)
Total Realized Gain/(Loss)		$(1,156)	$(1,156)
Guardian
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	$1,644	$1,644
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	5,819	5,819
Total Realized Gain/(Loss)		$7,463	$7,463
Large Cap Value
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$1,613	$1,613
Total Realized Gain/(Loss)		$1,613	$1,613
Value
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$18	$18
Total Realized Gain/(Loss)		$18	$18

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$(44)	$(44)
Total Change in Appreciation/(Depreciation)		$(44)	$(44)

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Focus
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment	$20	$20
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(62)	(62)
Total Change in Appreciation/(Depreciation)		$(42)	$(42)
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment	$123	$123
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	18	18
Total Change in Appreciation/(Depreciation)		$141	$141
Large Cap Value
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$(51)	$(51)
Total Change in Appreciation/(Depreciation)		$(51)	$(51)
Value
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$(1)	$(1)
Total Change in Appreciation/(Depreciation)		$(1)	$(1)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus, Guardian, Large Cap Value and Value did not hold any derivative instruments during the year ended August 31, 2018 that require additional disclosures pursuant to ASC 815.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended August 31, 2018, the Funds listed below received income under the securities lending arrangement as follows:

(000's omitted)
Emerging Markets Equity	$5
Focus	4
Guardian	53
International Equity	104
International Select	9
International Small Cap	0	(a)
Large Cap Value	11
Mid Cap Growth	56
Small Cap Growth	9

(a)  Amount less than one thousand

The initial cash collateral received by a fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a fund until the close of the transaction. A fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of August 31, 2018, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

(000's omitted)	Value of Securities Loaned
Emerging Markets Equity	$1,338
International Equity	18,373
International Select	1,549
International Small Cap	215
Mid Cap Growth	11,387
Small Cap Growth	1,855

  As of August 31, 2018, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
(000's omitted)	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$1,243	$—	$—	$—	$1,243
International Equity	18,920	—	—	—	18,920
International Select	1,586	—	—	—	1,586
International Small Cap	225	—	—	—	225
Mid Cap Growth	11,479	—	—	—	11,479
Small Cap Growth	1,869	—	—	—	1,869

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The following tables present Emerging Markets Equity's, International Equity's, International Select's, International Small Cap's, Mid Cap Growth's and Small Cap Growth's securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by Emerging Markets Equity, International Equity, International Select, International Small Cap, Mid Cap Growth and Small Cap Growth for assets and pledged by the Funds for liabilities as of August 31, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities Lending	$1,338	$—	$1,338
Total	$1,338	$—	$1,338
International Equity
Securities Lending	$18,373	$—	$18,373
Total	$18,373	$—	$18,373
International Select
Securities Lending	$1,549	$—	$1,549
Total	$1,549	$—	$1,549
International Small Cap
Securities Lending	$215	$—	$215
Total	$215	$—	$215
Mid Cap Growth
Securities Lending	$11,387	$—	$11,387
Total	$11,387	$—	$11,387
Small Cap Growth
Securities Lending	$1,855	$—	$1,855
Total	$1,855	$—	$1,855

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)
Emerging Markets Equity
State Street Bank and Trust Company	$1,338	$—	$(1,243)	$95
Total	$1,338	$—	$(1,243)	$95
International Equity
State Street Bank and Trust Company	$18,373	$—	$(18,373)	$—
Total	$18,373	$—	$(18,373)	$—
International Select
State Street Bank and Trust Company	$1,549	$—	$(1,549)	$—
Total	$1,549	$—	$(1,549)	$—
International Small Cap
State Street Bank and Trust Company	$215	$—	$(215)	$—
Total	$215	$—	$(215)	$—
Mid Cap Growth
State Street Bank and Trust Company	$11,387	$—	$(11,387)	$—
Total	$11,387	$—	$(11,387)	$—
Small Cap Growth
State Street Bank and Trust Company	$1,855	$—	$(1,855)	$—
Total	$1,855	$—	$(1,855)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at August 31, 2018, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind subscription: Under certain circumstances, and when considered to be in the best interest of a Fund, a Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended August 31, 2018, Genesis accepted $117,648,065 of in-kind subscriptions.

15  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2017, Genesis realized a net gain of $129,534,612 on $216,264,840 of in-kind redemptions. During the year ended August 31, 2018, Genesis, International Equity, International Select and Sustainable Equity realized net gains of $266,798,836, $37,148,378, $22,204,328 and $39,512,498, respectively, on $475,404,196, $122,988,128, $70,976,192 and $103,913,811, respectively, of in-kind redemptions.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis(a), Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(b):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(b), Sustainable Equity and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity(c):
0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(a)  Effective April 25, 2017, the investment management fee is 0.60% of average daily net assets in excess of $14 billion for Genesis.

(b)  Effective November 1, 2017, Management has voluntarily agreed to waive its management fee in the amount of 0.04% of the average daily net assets of International Equity (0.15% effective June 1, 2017). Effective November 1, 2017, Management has agreed to remove the voluntary waiver of its management fee of Mid Cap Intrinsic Value. Prior to that, Management voluntarily agreed to waive its management fee or to reimburse certain expenses for the following amounts, all as a percentage of average daily net assets, 0.19% effective December 19, 2016, 0.15% effective September 1, 2016. Management may, at its sole discretion, modify or terminate the voluntary waiver without notice to International Equity. For the year ended August 31, 2018, such waived fees amounted to $1,135,111 and $30,924 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

(c)  Prior to December 8, 2016, Global Equity paid Management a fee at the annual rate of 0.750% of the first $250 million of the Fund's average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.

Accordingly, for the year ended August 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.95%		Intrinsic Value	0.79%
Equity Income	0.49%		Large Cap Value	0.49%
Focus	0.52%		Mid Cap Growth	0.50%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Global Equity	0.55%		Multi-Cap Opportunities	0.53%
Global Real Estate	0.80%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.50%		Sustainable Equity	0.47%
International Equity	0.78	%(a)	Value	0.55%
International Select	0.55%

(a)  0.72% annual effective net rate of the Fund's average daily net assets.

(b)  0.52% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Investor Class, Class A, Class C and Class R3; 0.34% for each of Trust Class and Advisor Class; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of its average daily net assets). Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for each of Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

			Expenses Reimbursed in Year Ended August 31,
			2016		2017	2018
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2019		2020	2021
Dividend Growth Institutional Class	0.69%	8/31/21	$215,047	(b)	$258,355	$245,104
Dividend Growth Class A	1.05%	8/31/21	9,994	(b)	8,372	11,408
Dividend Growth Class C	1.80%	8/31/21	9,444	(b)	20,432	17,402
Dividend Growth Class R6	0.62%	8/31/21	15,585	(b)	484	158
Emerging Markets Equity Institutional Class	1.25%	8/31/21	528,129		460,088	231,794
Emerging Markets Equity Class A	1.50%	8/31/21	54,600		91,792	92,255
Emerging Markets Equity Class C	2.25%	8/31/21	13,399		11,097	12,202
Emerging Markets Equity Class R3	1.91%	8/31/21	1,403		1,161	24
Emerging Markets Equity Class R6	1.18%	8/31/21	127,742		88,158	7,769
Equity Income Institutional Class	0.80%	8/31/21	—		—	—
Equity Income Class A	1.16%	8/31/21	—		—	—
Equity Income Class C	1.91%	8/31/21	—		—	—
Equity Income Class R3	1.41%	8/31/21	—		—	—
Focus Trust Class	1.50%	8/31/21	—		—	—
Focus Advisor Class	1.50%	8/31/22	—		—	—
Focus Institutional Class	0.75%	8/31/21	755		209	—
Focus Class A	1.11%	8/31/21	1,451		580	312
Focus Class C	1.86%	8/31/21	893		336	137

				Expenses Reimbursed in Year Ended August 31,
				2016	2017		2018
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020		2021
Genesis Trust Class	1.50%		8/31/21	$—	$—		$—
Genesis Advisor Class	1.50%		8/31/22	—	—		—
Genesis Institutional Class	0.85%		8/31/22	—	—		—
Genesis Class R6	0.75	%(c)	8/31/21	—	—		872,606
Global Equity Institutional Class	0.75	%(d)	8/31/21	240,098	239,590		259,479
Global Equity Class A	1.11	%(d)	8/31/21	38,361	24,676		30,042
Global Equity Class C	1.86	%(d)	8/31/21	16,073	8,112		6,624
Global Real Estate Institutional Class	1.00%		8/31/21	197,159	202,973		220,996
Global Real Estate Class A	1.36%		8/31/21	64,529	38,044		30,605
Global Real Estate Class C	2.11%		8/31/21	25,169	25,661		28,315
Greater China Equity Institutional Class	1.50%		8/31/21	229,329	164,058		79,507
Greater China Equity Class A	1.86%		8/31/21	7,590	9,343		28,600
Greater China Equity Class C	2.61%		8/31/21	320	321		536
Guardian Trust Class	1.50%		8/31/21	—	—		—
Guardian Advisor Class	1.50%		8/31/22	—	—		—
Guardian Institutional Class	0.75%		8/31/21	—	—		—
Guardian Class A	1.11%		8/31/21	—	—		—
Guardian Class C	1.86%		8/31/21	—	—		—
Guardian Class R3	1.36%		8/31/21	148	88		20
International Equity Investor Class	1.40%		8/31/21	—	—		—
International Equity Trust Class	2.00%		8/31/22	—	—		—
International Equity Institutional Class	0.85%		8/31/22	—	—		1,186,829
International Equity Class A	1.21%		8/31/21	10,042	—		59,940
International Equity Class C	1.96%		8/31/21	2,521	—		12,453
International Equity Class R6	0.78%		8/31/21	—	—		146,965
International Select Trust Class	1.15	%(e)	8/31/21	12,258	12,594		18,565
International Select Institutional Class	0.80	%(e)	8/31/21	91,989	141,368		244,239
International Select Class A	1.16	%(e)	8/31/21	1,276	3,083		6,671
International Select Class C	1.91	%(e)	8/31/21	1,955	2,278		3,656
International Select Class R3	1.41	%(e)	8/31/21	2,218	3,513		6,179
International Select Class R6	0.73	%(e)	8/31/21	—	1,906	(g)	13,555
International Small Cap Institutional Class	1.05%		8/31/21	—	159,342	(h)	257,330
International Small Cap Class A	1.41%		8/31/21	—	65,158	(h)	16,926
International Small Cap Class C	2.16%		8/31/21	—	25,270	(h)	8,534
International Small Cap Class R6	0.98%		8/31/21	—	50,711	(h)	15,753
Intrinsic Value Institutional Class	1.00%		8/31/21	357,588	205,715		93,339
Intrinsic Value Class A	1.36%		8/31/21	58,200	21,955		8,931

				Expenses Reimbursed in Year Ended August 31,
				2016	2017	2018
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021
Intrinsic Value Class C	2.11%		8/31/21	$22,495	$9,376	$4,695
Large Cap Value Trust Class	1.50%		8/31/21	—	—	—
Large Cap Value Advisor Class	1.50%		8/31/22	—	—	—
Large Cap Value Institutional Class	0.70%		8/31/21	—	—	—
Large Cap Value Class A	1.11%		8/31/21	—	—	—
Large Cap Value Class C	1.86%		8/31/21	—	—	—
Large Cap Value Class R3	1.36%		8/31/21	126	70	3
Mid Cap Growth Trust Class	1.50%		8/31/21	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/21	—	—	—
Mid Cap Growth Class A	1.11%		8/31/21	—	—	—
Mid Cap Growth Class C	1.86%		8/31/21	—	—	—
Mid Cap Growth Class R3	1.36%		8/31/21	865	80	—
Mid Cap Growth Class R6	0.68%		8/31/21	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	8,167	—	9,030
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/21	24,711	5,015	61,130
Mid Cap Intrinsic Value Class A	1.21%		8/31/21	17,891	4,690	13,941
Mid Cap Intrinsic Value Class C	1.96%		8/31/21	4,388	1,218	3,434
Mid Cap Intrinsic Value Class R3	1.46%		8/31/21	1,736	629	3,348
Multi-Cap Opportunities Institutional Class	1.00%		8/31/21	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/21	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/21	—	—	—
Real Estate Trust Class	1.50	%(f)	8/31/22	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	588,136	418,961	355,600
Real Estate Class A	1.21%		8/31/21	261,138	193,727	145,323
Real Estate Class C	1.96%		8/31/21	62,906	47,102	33,477
Real Estate Class R3	1.46%		8/31/21	50,219	46,018	39,632
Real Estate Class R6	0.78%		8/31/21	70,754	85,221	110,981
Small Cap Growth Investor Class	1.30	%(f)	8/31/22	243,435	221,840	248,687
Small Cap Growth Trust Class	1.40	%(f)	8/31/22	24,155	19,320	17,589
Small Cap Growth Advisor Class	1.60	%(f)	8/31/22	10,968	8,126	8,542
Small Cap Growth Institutional Class	0.90%		8/31/21	94,448	61,816	81,452
Small Cap Growth Class A	1.26%		8/31/21	26,066	20,750	25,896
Small Cap Growth Class C	2.01%		8/31/21	13,463	11,214	14,080
Small Cap Growth Class R3	1.51%		8/31/21	8,774	6,935	9,492
Sustainable Equity Trust Class	1.50%		8/31/21	—	—	—

				Expenses Reimbursed in Year Ended August 31,
				2016	2017	2018
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021
Sustainable Equity Institutional Class	0.75%		8/31/21	$—	$—	$—
Sustainable Equity Class A	1.11%		8/31/21	—	—	—
Sustainable Equity Class C	1.86%		8/31/21	—	—	—
Sustainable Equity Class R3	1.36%		8/31/21	—	—	—
Sustainable Equity Class R6	0.68%		8/31/21	—	—	—
Value Institutional Class	0.75	%(f)	8/31/21	172,294	165,002	169,458
Value Class A	1.11	%(f)	8/31/21	87,821	66,962	50,138
Value Class C	1.86	%(f)	8/31/21	9,526	41,187	65,116

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(c)  Prior to October 16, 2017, the contractual expense limitation was 0.78%.

(d)  Prior to December 8, 2016, the contractual expense limitation was 1.15% for Institutional Class, 1.51% for Class A and 2.26% for Class C.

(e)  Prior to December 8, 2016, the contractual expense limitation was 1.25% for Trust Class, 0.90% for Institutional Class, 1.30% for Class A, 2.00% for Class C and 1.51% for Class R3 and 0.83% for Class R6.

(f)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses, so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below:

Class	Voluntary Expense Limitation	Expenses Voluntarily Waived in Year Ended August 31, 2018 Not Subject to Repayment(i)
Real Estate Trust Class	1.04%	$525,955
Small Cap Growth Investor Class	1.21%	50,426
Small Cap Growth Trust Class	1.37%	1,167
Small Cap Growth Advisor Class	1.51%	1,783
	Effective March 21, 2018
Value Institutional Class*	0.70%	4,647
	Effective March 21, 2018
Value Class A**	1.08%	1,171
	Effective March 21, 2018
Value Class C***	1.82%	1,806

*  0.69% from January 2, 2018 to March 20, 2018; 0.70% from December 30, 2015 to January 1, 2018; 0.71% from September 18, 2015 to December 29, 2015; 0.70% from June 22, 2015 to September 17, 2015.

**  1.05% from September 12, 2017 to March 20, 2018; 1.07% from March 15, 2017 to September 11, 2017; 1.08% from June 15, 2016 to March 14, 2017; 1.09% from December 30, 2015 to June 14, 2016; 1.10% from September 18, 2015 to December 29, 2015; 1.07% from June 22, 2015 to September 17, 2015.

***  1.80% from January 2, 2018 to March 20, 2018; 1.79% from September 12, 2017 to January 1, 2018; 1.82% from June 15, 2016 to September 11, 2017; 1.83% from September 18, 2015 to June 14, 2016; 1.82% from March 13, 2015 to September 17, 2015.

(g)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(h)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(i)  Voluntary reimbursements are not subject to recovery by Management and are terminable by Management upon notice to Real Estate, Small Cap Growth and Value.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended August 31, 2018, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Focus Institutional Class	$315
Large Cap Value Institutional Class	983
Mid Cap Growth Class C	3,164
Mid Cap Growth Class R3	2,863

As previously announced, on April 28, 2017, NBIA retained Green Court Capital Management Limited as the sub-adviser to Greater China Equity, replacing Neuberger Berman Asia Limited. The nature and level of the services provided under the new Sub-Advisory Agreement are the same as under the previous Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$1,835	$—	$—	$—
Dividend Growth Class C	—	1,556	—	—
Emerging Markets Equity Class A	35,657	—	—	—
Emerging Markets Equity Class C	—	2,472	—	—
Equity Income Class A	12,902	—	—	—
Equity Income Class C	—	3,920	—	—
Focus Class A	2,250	—	—	—
Focus Class C	—	24	—	—
Global Equity Class A	161	—	—	—
Global Equity Class C	—	—	—	—
Global Real Estate Class A	16	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	597	—	—	—
Greater China Equity Class C	—	597	—	—
Guardian Class A	1,061	—	—	—
Guardian Class C	—	—	—	—
International Equity Class A	6,261	—	—	—
International Equity Class C	—	855	—	—
International Select Class A	1,069	—	—	—
International Select Class C	—	91	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	7,514	—	—	—
Intrinsic Value Class C	—	1,252	—	—
Large Cap Value Class A	5,591	—	—	—
Large Cap Value Class C	—	2,023	—	—
Mid Cap Growth Class A	6,633	—	—	—
Mid Cap Growth Class C	—	310	—	—
Mid Cap Intrinsic Value Class A	2,493	—	—	—
Mid Cap Intrinsic Value Class C	—	678	—	—
Multi-Cap Opportunities Class A	26,656	—	—	—
Multi-Cap Opportunities Class C	—	2,589	—	—
Real Estate Class A	3,179	—	—	—
Real Estate Class C	—	1,900	—	—
Small Cap Growth Class A	4,926	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Small Cap Growth Class C	$—	$505	$—	$—
Sustainable Equity Class A	33,132	—	—	—
Sustainable Equity Class C	—	6,551	—	—
Value Class A	256	—	—	—
Value Class C	—	583	—	—

For the year ended August 31, 2017, Equity Income and Focus each recorded a capital contribution from Management in the amount of $1,250 and $1,145, respectively. These amounts were paid in connection with losses incurred in the execution of a trade for Equity Income and valuation of a corporate action for Focus.

Note C—Securities Transactions:

During the year ended August 31, 2018, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth	$38,726	$20,398	International Small Cap	$7,330	$2,242
Emerging Markets Equity	787,785	260,661	Intrinsic Value	203,350	475,143
Equity Income	667,279	853,139	Large Cap Value	2,131,931	2,064,786
Focus	432,828	507,784	Mid Cap Growth	633,644	633,991
Genesis	1,373,279	3,075,136	Mid Cap Intrinsic Value	46,342	37,189
Global Equity	1,784	1,656	Multi-Cap Opportunities	437,880	707,692
Global Real Estate	1,314	1,478	Real Estate	221,223	289,692
Greater China Equity	70,997	120,447	Small Cap Growth	177,296	179,428
Guardian	501,059	623,798	Sustainable Equity	276,776	562,305
International Equity	952,238	610,817	Value	21,047	24,670
International Select	94,876	106,667

During the year ended August 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2018 and August 31, 2017 was as follows:

	For the Year Ended August 31, 2018					For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total		Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Dividend Growth
Institutional Class	1,594	79	(351)	1,322		767	36		(118)	685
Class A	80	3	(83)	0	[z]	128	0	[z]	(21)	107
Class C	9	3	(14)	(2)		246	0	[z]	(5)	241
Class R6	—	—	—	—		—	—		(3)	(3)

	For the Year Ended August 31, 2018					For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Emerging Markets Equity
Institutional Class	37,031	103		(11,160)	25,974	19,088	56		(5,318)	13,826
Class A	2,007	8		(2,817)	(802)	2,492	6		(679)	1,819
Class C	296	0	[z]	(93)	203	143	—		(88)	55
Class R3	29	0	[z]	(30)	(1)	39	0	[z]	(38)	1
Class R6	3,926	54		(1,998)	1,982	522	39		(580)	(19)
Equity Income
Institutional Class	11,451	5,290		(22,423)	(5,682)	22,175	4,444		(20,756)	5,863
Class A	1,919	806		(4,251)	(1,526)	2,203	912		(7,356)	(4,241)
Class C	713	900		(4,985)	(3,372)	1,365	885		(7,568)	(5,318)
Class R3	79	4		(55)	28	24	6		(107)	(77)
Focus(d)
Investor Class	140	1,793		(2,136)	(203)	217	2,051		(2,278)	(10)
Trust Class	82	305		(533)	(146)	45	365		(669)	(259)
Advisor Class	11	41		(64)	(12)	11	34		(38)	7
Institutional Class	95	22		(101)	16	103	21		(104)	20
Class A	29	13		(29)	13	8	18		(29)	(3)
Class C	3	23		(16)	10	8	16		(21)	3
Genesis(c)
Investor Class	2,128	3,861		(6,999)	(1,010)	3,441	3,171		(5,788)	824
Trust Class	2,164	3,263		(8,346)	(2,919)	2,542	1,689		(8,573)	(4,342)
Advisor Class	505	428		(1,364)	(431)	811	629		(2,240)	(800)
Institutional Class	8,421	7,259		(27,980)	(12,300)	13,326	3,561		(16,214)	673
Class R6	14,262	8,129		(16,751)	5,640	11,218	4,024		(13,560)	1,682
Global Equity
Institutional Class	5	3		(14)	(6)	25	7		(21)	11
Class A	83	0	[z]	(75)	8	8	1		(43)	(34)
Class C	4	—		(3)	1	1	0	[z]	(10)	(9)
Global Real Estate
Institutional Class	5	6		(4)	7	—	8		(7)	1
Class A	3	0	[z]	(20)	(17)	21	0	[z]	(40)	(19)
Class C	3	0	[z]	—	3	—	0	[z]	(2)	(2)
Greater China Equity
Institutional Class	343	732		(2,643)	(1,568)	1,738	10		(2,950)	(1,202)
Class A	296	146		(1,120)	(678)	1,367	0	[z]	(182)	1,185
Class C	1	2		(5)	(2)	21	—		(14)	7

	For the Year Ended August 31, 2018					For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Guardian(d)
Investor Class	662	3,906		(5,244)	(676)	644	7,181		(6,730)	1,095
Trust Class	197	333		(870)	(340)	278	728		(1,610)	(604)
Advisor Class	1	1		(0)[z]	2	1	2		(8)	(5)
Institutional Class	903	277		(1,054)	126	1,076	472		(1,037)	511
Class A	56	30		(118)	(32)	86	58		(184)	(40)
Class C	9	7		(17)	(1)	23	15		(80)	(42)
Class R3	3	1		(9)	(5)	12	3		(22)	(7)
International Equity(d)
Investor Class	429	21		(1,121)	(671)	491	42		(1,298)	(765)
Trust Class	471	5		(999)	(523)	578	14		(1,412)	(820)
Institutional Class	48,906	889		(29,829)	19,966	40,572	1,388		(34,232)	7,728
Class A	1,947	2		(2,560)	(611)	2,525	8		(6,421)	(3,888)
Class C	305	—		(265)	40	239	—		(529)	(290)
Class R6	6,784	158		(11,940)	(4,998)	7,739	73		(1,397)	6,415
International Select
Trust Class	11	5		(62)	(46)	26	8		(95)	(61)
Institutional Class	1,370	180		(7,831)	(6,281)	4,446	295		(6,957)	(2,216)
Class A	102	3		(197)	(92)	176	4		(213)	(33)
Class C	12	0	[z]	(27)	(15)	47	0	[z]	(150)	(103)
Class R3	74	2		(210)	(134)	202	3		(151)	54
Class R6	14	9		(74)	(51)	825	—		(51)	774 (a)
International Small Cap
Institutional Class	414	5		(6)	413	64	—		—	64 (b)
Class A	5	1		(14)	(8)	55	—		(31)	24 (b)
Class C	2	—		—	2	11	—		(1)	10 (b)
Class R6	—	—		—	—	20	—		—	20 (b)
Intrinsic Value
Institutional Class	10,567	2,425		(28,642)	(15,650)	18,969	521		(10,867)	8,623
Class A	706	56		(807)	(45)	1,026	40		(3,161)	(2,095)
Class C	225	75		(351)	(51)	229	22		(669)	(418)
Large Cap Value(c)
Investor Class	257	2,893		(4,192)	(1,042)	593	1,274		(3,403)	(1,536)
Trust Class	127	190		(609)	(292)	221	145		(687)	(321)
Advisor Class	173	359		(1,279)	(747)	440	359		(1,196)	(397)
Institutional Class	1,178	221		(956)	443	1,385	80		(903)	562
Class A	58	6		(59)	5	90	6		(88)	8
Class C	13	4		(29)	(12)	37	4		(42)	(1)
Class R3	5	1		(2)	4	6	0	[z]	(2)	4

	For the Year Ended August 31, 2018				For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Mid Cap Growth(c)
Investor Class	786	2,564	(2,772)	578	703	1,440		(2,980)	(837)
Trust Class	1,520	365	(868)	1,017	731	136		(2,452)	(1,585)
Advisor Class	357	54	(346)	65	230	19		(287)	(38)
Institutional Class	5,005	1,900	(8,119)	(1,214)	4,987	1,034		(7,323)	(1,302)
Class A	807	258	(1,718)	(653)	748	149		(3,090)	(2,193)
Class C	90	57	(120)	27	79	20		(269)	(170)
Class R3	293	70	(345)	18	273	25		(447)	(149)
Class R6	9,212	1,651	(3,366)	7,497	4,938	728		(2,391)	3,275
Mid Cap Intrinsic Value
Investor Class	43	112	(246)	(91)	73	9		(249)	(167)
Trust Class	21	47	(123)	(55)	30	4		(87)	(53)
Institutional Class	1,167	115	(376)	906	405	9		(297)	117
Class A	208	32	(181)	59	119	4		(483)	(360)
Class C	18	9	(42)	(15)	29	0	[z]	(124)	(95)
Class R3	63	5	(26)	42	24	0	[z]	(32)	(8)
Multi-Cap Opportunities
Institutional Class	8,019	9,663	(22,825)	(5,143)	9,649	669		(21,655)	(11,337)
Class A	1,915	285	(1,291)	909	1,452	118		(3,263)	(1,693)
Class C	371	214	(514)	71	374	60		(722)	(288)
Real Estate
Trust Class	1,148	689	(3,405)	(1,568)	916	1,899		(5,271)	(2,456)
Institutional Class	4,745	802	(6,386)	(839)	3,910	2,045		(8,926)	(2,971)
Class A	1,168	338	(3,275)	(1,769)	1,582	1,022		(4,282)	(1,678)
Class C	18	60	(467)	(389)	73	204		(815)	(538)
Class R3	369	75	(504)	(60)	419	211		(876)	(246)
Class R6	2,267	242	(1,612)	897	835	437		(906)	366
Small Cap Growth(d)
Investor Class	112	21	(177)	(44)	86	—		(202)	(116)
Trust Class	3	1	(22)	(18)	4	—		(52)	(48)
Advisor Class	21	1	(17)	5	6	—		(31)	(25)
Institutional Class	70	5	(70)	5	104	—		(93)	11
Class A	88	1	(71)	18	37	—		(66)	(29)
Class C	22	1	(15)	8	18	—		(23)	(5)
Class R3	40	1	(23)	18	14	—		(22)	(8)

	For the Year Ended August 31, 2018				For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Sustainable Equity(c)
Investor Class	1,442	1,148	(5,866)	(3,276)	1,720	867	(4,465)	(1,878)
Trust Class	773	358	(1,864)	(733)	950	551	(2,828)	(1,327)
Institutional Class	5,701	1,273	(6,864)	110	5,894	910	(5,774)	1,030
Class A	731	167	(1,018)	(120)	829	258	(1,624)	(537)
Class C	168	73	(253)	(12)	290	90	(365)	15
Class R3	416	55	(701)	(230)	399	70	(301)	168
Class R6	2,887	605	(5,439)	(1,947)	2,524	430	(4,139)	(1,185)
Value
Institutional Class	59	55	(324)	(210)	442	5	(430)	17
Class A	9	13	(46)	(24)	355	1	(452)	(96)
Class C	4	17	(39)	(18)	179	1	(17)	163

(a)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(b)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(c)  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

(d)  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

z  Amount less than one thousand.

Note E—Line of Credit:

At August 31, 2018, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2018. During the year ended August 31, 2018, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held August 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2018	Value August 31, 2018	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Genesis
Atrion Corp.	63,388	35,392	2,763	96,017	$62,895,936	$341,206		$805,487	$3,448,876
AZZ, Inc.	1,499,039	143,640	276,026	1,366,653	73,457,599	957,832		(3,906,324)	9,448,549
Calavo Growers, Inc.	1,104,279	10,360	233,480	881,159	93,270,680	962,962		5,859,005	31,341,357
Exponent, Inc.	1,723,752	1,475,200	446,630	2,752,322	144,084,057	1,089,809		23,095,902	31,420,753
Heska Corp.	392,697	124,550	84,831	432,416	46,268,512	—	*	1,137,832	1,634,908
Manhattan Associates, Inc.	3,347,374	513,370	455,398	3,405,346	197,476,015	—	*	3,623,120	49,758,831
NetScout Systems, Inc.	4,272,673	442,295	641,130	4,073,838	101,845,950	—	*	(2,509,724)	(29,230,059)
Power Integrations, Inc.	2,029,349	247,690	183,656	2,093,383	153,549,643	1,283,787		6,646,376	(5,056,661)
Rogers Corp.	1,145,268	195,995	102,649	1,238,614	171,015,435	—	*	8,332,219	17,286,007
Sub-total for affiliates held as of 8/31/18(b)					$1,043,863,827	$4,635,596		$43,083,893	$110,052,561
Astronics Corp.	1,138,109	10,592	240,789	907,912	$39,503,251	$—	*	$(1,808,363)	$19,827,781
Bank of Hawaii Corp.	2,181,636	21,165	461,287	1,741,514	144,772,059	4,150,749		12,709,231	(1,514,604)
CommerceHub, Inc. Series A	—	1,262,960	1,262,960	—	—	—	*	92,892	—
Computer Modelling Group Ltd.(e)	4,240,438	438,280	904,719	3,773,999	25,217,831	1,303,452		489,268	(2,530,471)
CVB Financial Corp.	5,937,653	58,575	1,256,421	4,739,807	113,992,358	2,908,298		8,288,885	11,152,914
Gray Television, Inc.	4,247,791	453,145	1,156,512	3,544,424	61,850,199	—	*	290,324	9,662,081

	Balance of Shares Held August 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2018	Value August 31, 2018	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
LegacyTexas Financial Group, Inc.	2,481,903	26,915	525,084	1,983,734	$91,787,372	$1,374,947		$5,497,042	$17,535,323
Lindsay Corp.	594,944	43,215	121,682	516,477	49,463,002	629,981		2,897,872	1,992,742
MGP Ingredients, Inc.	847,383	9,570	179,161	677,792	52,264,541	201,175		4,450,515	12,522,644
Monotype Imaging Holdings, Inc.	2,722,100	20,770	1,173,545	1,569,325	32,328,095	940,701		(3,056,693)	12,647,471
Nexstar Media Group, Inc. Class A	2,523,996	23,665	485,372	2,062,289	169,107,698	3,145,663		10,624,434	38,692,341
Pason Systems, Inc.	4,695,341	41,360	965,714	3,770,987	61,995,026	2,258,264		263,477	7,910,332
Qualys, Inc.	1,745,452	411,541	368,792	1,788,201	162,815,701	—	*	12,813,514	72,892,653
RBC Bearings, Inc.	1,450,858	51,877	325,320	1,177,415	176,388,541	—	*	16,826,504	34,493,411
Sensient Technologies Corp.	2,485,181	58,898	1,010,295	1,533,784	108,929,340	2,739,449		36,898,064	(38,780,891)
U.S. Physical Therapy, Inc.	792,415	7,335	167,475	632,275	79,192,444	602,582		3,846,108	40,166,374
Sub-total for securities no longer affiliated as of 8/31/18(c)					$1,369,607,458	$20,255,261		$111,123,074	$236,670,101
Total					$2,413,471,285	$24,890,857		$154,206,967	$346,722,662
Intrinsic Value
Fluidigm Corp.	1,737,259	—	403,100	1,334,159	$10,566,539	$—	*	$(1,289,721)	$6,326,769
Total for securities no longer affiliated as of 8/31/18(d)					$10,566,539	$—		$(1,289,721)	$6,326,769

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  At August 31, 2018, these securities amounted to approximately 9.2% of net assets of Genesis.

(c)  At August 31, 2018, the issuers of these securities were no longer affiliated with Genesis.

(d)  At August 31, 2018, the issuers of these securities were no longer affiliated with Intrinsic Value.

(e)  Security fair valued as of August 31, 2018, in accordance with procedures approved by the Board.

*  Non-income producing security.

Other: At August 31, 2018, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.08%, 0.01% and 1.74%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at August 31, 2018, affiliated investors owned 0.05%, 1.97%, 0.00%, 0.30%, 65.49%, 95.83%, 0.07%, 0.00%, 0.02%, 19.02%, 0.00%, 0.00%, 0.03% and 0.52% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value and Value, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
Equity Income	$1,268	$68
Focus	73,297	8,507
Genesis	301,427	22,289
Guardian	127,308	15,909
International Equity	493,553	60,646
Large Cap Value	167,263	14,872
Mid Cap Growth	79,093	8,282
Mid Cap Intrinsic Value	21,954	1,795
Multi-Cap Opportunities	625	5
Small Cap Growth	4,397	1,456
Sustainable Equity	94,334	7,420

Note H—Stock Splits:

In 2017, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Focus, Genesis, Guardian, International Equity, Large Cap Value, Mid Cap Growth, Small Cap Growth and Sustainable Equity (collectively, the "Stock Split Funds"). The Stock Split for certain classes of Genesis, Large Cap Value, Mid Cap Growth and Sustainable Equity occurred after the close of the business on December 8, 2017. The Stock Split for certain classes of the remaining Stock Split Funds occurred after the close of the business on February 23, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the Stock Split Funds.

After the close of business on December 8, 2017, the following classes of Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Genesis Investor Class	1	: 0.5760	Large Cap Value Trust Class	1	: 0.6374	Mid Cap Growth Investor Class	1	: 0.9724	Sustainable Equity Investor Class	1	: 0.9982
Genesis Trust Class	1	: 1.0537	Large Cap Value Advisor Class	1	: 0.4658	Mid Cap Growth Trust Class	1	: 1.7186	Sustainable Equity Trust Class	1	: 0.5700
Genesis Advisor Class	1	: 0.3915	Large Cap Value Institutional Class	1	: 1.0080	Mid Cap Growth Advisor Class	1	: 1.7406	Sustainable Equity Class A	1	: 0.5631
Genesis Class R6	1	: 1.0003	Large Cap Value Class A	1	: 0.6359	Mid Cap Growth Class A	1	: 1.7093	Sustainable Equity Class C	1	: 0.5445
			Large Cap Value Class C	1	: 0.4379	Mid Cap Growth Class C	1	: 1.6694	Sustainable Equity Class R3	1	: 0.5555
			Large Cap Value Class R3	1	: 0.4729	Mid Cap Growth Class R3	1	: 1.7357	Sustainable Equity Class R6	1	: 1.0008
						Mid Cap Growth Class R6	1	: 1.0040

After the close of business on February 23, 2018, the following classes of Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Focus Trust Class	1	: 0.5483	Guardian Trust Class	1	: 0.5975	International Equity Investor Class	1	: 1.8904	Small Cap Growth Trust Class	1	: 1.0831
Focus Advisor Class	1	: 0.1720	Guardian Advisor Class	1	: 0.7858	International Equity Trust Class	1	: 2.1151	Small Cap Growth Advisor Class	1	: 0.6866
Focus Institutional Class	1	: 1.0011	Guardian Institutional Class	1	: 1.0017	International Equity Class A	1	: 2.0998	Small Cap Growth Institutional Class	1	: 1.0298
Focus Class A	1	: 0.5403	Guardian Class A	1	: 0.5870	International Equity Class C	1	: 2.0430	Small Cap Growth Class A	1	: 1.0951
Focus Class C	1	: 0.1542	Guardian Class C	1	: 0.7496	International Equity Class R6	1	: 1.0085	Small Cap Growth Class C	1	: 0.6571
			Guardian Class R3	1	: 0.7801				Small Cap Growth Class R3	1	: 0.6886

Note I—Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the impact of applying this guidance.

Note J—Subsequent Event:

As previously announced, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Emerging Markets Equity, Global Equity, Intrinsic Value, Mid Cap Intrinsic Value, and Multi-Cap Opportunities (collectively, the "Stock Split Funds"). The Stock Split is anticipated to occur after the close of the business on December 7, 2018. The Stock Split will be carried out in accordance with a stock split ratio calculated to result in net asset values per share that better align the share class prices of each of the Stock Split Funds.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%		0.69%		1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23%*
Class A
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%		1.05%		1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.09	10.90%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23%*
Class C
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%		1.80%		0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$11.00	10.00%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23%*
Class R6
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%		0.62%		1.58%		43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23%*
Emerging Markets Equity Fund
Institutional Class
8/31/2018	$19.87	$0.20	$(0.68	$(0.48	$(0.14)	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%		1.25%		0.98%		23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%		1.25%		0.95%		25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%		1.25%		0.74%		43%
8/31/2015	$17.89	$0.12	$(3.90	$(3.78	$(0.17)	$—	$(0.17)	$—	$13.94	(21.22)%	$307.5	1.43%		1.25%		0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$(0.09)	$0.00	$17.89	17.24%[c]	$514.8	1.45%		1.25%		0.96%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class A
8/31/2018	$19.75	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$(0.10)	$—	$19.11	(2.78)%		$47.6	1.65%	1.50%	0.49%	23%
8/31/2017	$15.92	$0.13	$3.75	$3.88	$(0.05)	$—	$(0.05)	$—	$19.75	24.51%		$65.1	1.73%	1.50%	0.74%	25%
8/31/2016	$13.87	$0.09	$2.02	$2.11	$(0.06)	$—	$(0.06)	$—	$15.92	15.31%		$23.5	1.82%	1.50%	0.60%	43%
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$(0.13)	$—	$13.87	(21.42)%		$13.4	1.79%	1.50%	0.49%	36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$(0.06)	$0.00	$17.80	16.99%[c]		$19.9	1.82%	1.50%	0.88%	36%
Class C
8/31/2018	$18.98	$(0.02)	$(0.64)	$(0.66)	$(0.05)	$—	$(0.05)	$—	$18.27	(3.51)%		$10.9	2.37%	2.25%	(0.08)%	23%
8/31/2017	$15.36	$(0.03)	$3.65	$3.62	$—	$—	$—	$—	$18.98	23.57%		$7.4	2.45%	2.25%	(0.18)%	25%
8/31/2016	$13.42	$(0.04)	$1.98	$1.94	$—	$—	$—	$—	$15.36	14.46%		$5.2	2.51%	2.25%	(0.30)%	43%
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$(0.04)	$—	$13.42	(22.02)%		$6.2	2.53%	2.25%	(0.20)%	36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$0.00	$17.26	16.07%[c]		$7.0	2.56%	2.25%	0.01%	36%
Class R3
8/31/2018	$19.31	$0.03	$(0.63)	$(0.60)	$(0.07)	$—	$(0.07)	$—	$18.64	(3.16)%		$1.4	1.91%	1.91%	0.14%	23%
8/31/2017	$15.59	$0.01	$3.72	$3.73	$(0.01)	$—	$(0.01)	$—	$19.31	23.94%		$1.5	2.01%	1.91%	0.08%	25%
8/31/2016	$13.60	$0.02	$2.00	$2.02	$(0.03)	$—	$(0.03)	$—	$15.59	14.88%		$1.2	2.06%	1.91%	0.16%	43%
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$(0.09)	$—	$13.60	(21.70)%		$0.8	2.09%	1.91%	0.14%	36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$(0.01)	$0.00	$17.47	16.42%[c]		$0.6	2.13%	1.91%	0.45%	36%
Class R6
8/31/2018	$19.89	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.27	(2.46)%		$166.9	1.19%	1.18%	0.91%	23%
8/31/2017	$16.02	$0.15	$3.81	$3.96	$(0.09)	$—	$(0.09)	$—	$19.89	24.90%		$132.9	1.26%	1.18%	0.86%	25%
8/31/2016	$13.96	$0.12	$2.05	$2.17	$(0.11)	$—	$(0.11)	$—	$16.02	15.64%		$107.4	1.32%	1.18%	0.83%	43%
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$(0.18)	$—	$13.96	(21.14)%		$88.1	1.34%	1.18%	0.88%	36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$(0.09)	$0.00	$17.91	17.35%[c]		$83.8	1.37%	1.18%	1.08%	36%
Equity Income Fund
Institutional Class
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%	2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$(0.75)	$0.00	$13.09	11.56	%ei	$1,208.7	0.69%	0.69%[f]	2.99%[f]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$(0.84)	$0.00	$13.19	20.11%[c]		$1,578.5	0.68%	0.68%	2.66%	41%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class A
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%	2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$(0.70)	$0.00	$13.04	11.17	%ei	$200.3	1.05%	1.05%[f]	2.56%[f]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$(0.79)	$0.00	$13.14	19.72%[c]		$462.6	1.05%	1.05%	2.21%	41%
Class C
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%	1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$(0.61)	$0.00	$12.95	10.34	%ei	$282.3	1.80%	1.80%[f]	1.82%[f]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$(0.70)	$0.00	$13.06	18.77%[c]		$450.1	1.79%	1.79%	1.54%	41%
Class R3
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$(0.66)	$0.00	$13.01	10.88	%ei	$1.8	1.34%	1.34%[f]	2.27%[f]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$(0.75)	$0.00	$13.12	19.42%[c]		$3.4	1.34%	1.34%§	2.04%	41%
Focus Fund
Investor Class
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$(2.31)	$0.00	$27.50	16.81	%ei	$667.7	0.92%	0.91%[f]	0.28%[f]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%	0.77%	52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$(2.88)	$0.00	$29.77	22.65%[c]		$699.4	0.91%	0.91%	0.64%	84%
Trust Class
8/31/2018[h]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[h]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$(4.19)	$0.00	$29.18	16.61	%ei	$63.0	1.10%	1.09%[f]	0.10%[f]	72%
8/31/2016[h]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%	0.47%	89%
8/31/2015[h]	$37.64	$0.18	$(0.23)	$(0.05)	$(0.27)	$(7.70)	$(7.97)	$—	$29.62	0.26%		$92.7	1.10%	1.10%	0.57%	52%
8/31/2014[h]	$35.56	$0.16	$7.19	$7.35	$(0.38)	$(4.89)	$(5.27)	$0.00	$37.64	22.40%[c]		$125.7	1.11%	1.11%	0.47%	84%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Advisor Class
8/31/2018[h]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%	0.09%	59%
8/31/2017[h]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$(13.54)	$0.00	$37.33	16.51	%ei	$3.5	1.26%	1.23%[f]	(0.04)%[f]	72%
8/31/2016[h]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%	0.33%	89%
8/31/2015[h]	$75.76	$0.23	$(0.52)	$(0.29)	$(0.93)	$(24.54)	$(25.47)	$—	$50.00	0.15%		$6.1	1.27%	1.27%	0.39%	52%
8/31/2014[h]	$77.15	$0.23	$14.94	$15.17	$(0.98)	$(15.58)	$(16.56)	$0.00	$75.76	22.21%[c]		$7.1	1.27%	1.27%	0.28%	84%
Institutional Class
8/31/2018[h]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$(2.24)	$—	$28.72	13.20%		$8.6	0.75%	0.75%§	0.60%	59%
8/31/2017[h]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$(2.36)	$0.00	$27.53	17.04%[e]		$7.8	0.76%	0.75%	0.44%	72%
8/31/2016[h]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$(1.32)	$—	$25.83	6.86%		$6.8	0.76%	0.75%	0.89%	89%
8/31/2015[h]	$29.80	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$(4.43)	$—	$25.47	0.65%		$28.7	0.76%	0.75%	0.96%	52%
8/31/2014[h]	$26.92	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$(2.93)	$0.00	$29.80	22.86%[c]		$9.4	0.76%	0.75%	0.72%	84%
Class A
8/31/2018[h]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$(4.00)	$—	$28.65	12.80%		$3.4	1.12%	1.11%	0.23%	59%
8/31/2017[h]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$(4.28)	$0.00	$29.24	16.58%[e]		$3.1	1.13%	1.11%	0.07%	72%
8/31/2016[h]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$(2.35)	$—	$29.28	6.52%		$3.2	1.15%	1.11%	0.48%	89%
8/31/2015[h]	$37.94	$0.19	$(0.24)	$(0.05)	$(0.28)	$(7.81)	$(8.09)	$—	$29.80	0.24%		$4.4	1.14%	1.11%	0.58%	52%
8/31/2014[h]	$35.87	$0.17	$7.23	$7.40	$(0.37)	$(4.96)	$(5.33)	$0.00	$37.94	22.40%[c]		$3.9	1.13%	1.11%	0.47%	84%
Class C
8/31/2018[h]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$(13.80)	$—	$28.50	11.92%		$1.7	1.87%	1.86%	(0.52)%	59%
8/31/2017[h]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$(14.79)	$0.00	$38.78	15.76%[e]		$1.9	1.88%	1.86%	(0.67)%	72%
8/31/2016[h]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$(8.10)	$—	$48.05	5.75%		$2.2	1.90%	1.86%	(0.27)%	89%
8/31/2015[h]	$82.36	$(0.13)	$(0.64)	$(0.77)	$(0.78)	$(27.37)	$(28.15)	$—	$53.44	(0.50)%		$2.9	1.89%	1.86%	(0.18)%	52%
8/31/2014[h]	$84.50	$(0.19)	$16.34	$16.15	$(0.91)	$(17.38)	$(18.29)	$0.00	$82.36	21.52%[c]		$1.5	1.91%	1.86%	(0.27)%	84%
Genesis Fund
Investor Class
8/31/2018[g]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$(8.00)	$—	$65.27	26.73%		$1,919.1	1.02%	1.02%	0.11%	13%
8/31/2017[g]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$(6.37)	$—	$58.73	10.19%[i]		$1,786.0	1.02%	1.01%[f]	0.21%[f]	20%
8/31/2016[g]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$(9.90)	$—	$59.25	11.43%		$1,752.8	1.03%	1.03%	0.28%	16%
8/31/2015[g]	$70.99	$0.19	$0.62	$0.81	$(0.24)	$(8.52)	$(8.76)	$—	$63.04	1.52%		$2,023.6	1.01%	1.01%	0.29%	13%
8/31/2014[g]	$69.76	$0.14	$9.32	$9.46	$(0.42)	$(7.81)	$(8.23)	$0.00	$70.99	13.65%[c]		$2,437.6	1.01%	1.01%	0.20%	14%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Trust Class
8/31/2018[g]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%	13%
8/31/2017[g]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$(3.37)	$—	$58.73	10.11%[i]	$1,576.2	1.09%	1.08%[f]		0.13%[f]	20%
8/31/2016[g]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%		0.21%	16%
8/31/2015[g]	$59.99	$0.11	$0.60	$0.71	$(0.04)	$(4.66)	$(4.70)	$—	$56.00	1.41%	$2,003.4	1.10%	1.10%		0.19%	13%
8/31/2014[g]	$56.78	$0.07	$7.59	$7.66	$(0.18)	$(4.27)	$(4.45)	$0.00	$59.99	13.55%[c]	$2,935.3	1.10%	1.10%		0.11%	14%
Advisor Class
8/31/2018[g]	$58.77	$(0.14)	$14.49	$14.35	$(0.00)	$(7.89)	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%	13%
8/31/2017[g]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$(9.18)	$—	$58.77	9.81%[i]	$203.8	1.36%	1.35%[f]		(0.13)%[f]	20%
8/31/2016[g]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%	16%
8/31/2015[g]	$82.20	$(0.08)	$0.64	$0.56	$(0.10)	$(12.54)	$(12.64)	$—	$70.12	1.11%	$451.3	1.39%	1.39%		(0.09)%	13%
8/31/2014[g]	$82.91	$(0.13)	$11.04	$10.91	$(0.13)	$(11.49)	$(11.62)	$0.00	$82.20	13.24%[c]	$598.9	1.37%	1.37%		(0.16)%	14%
Institutional Class
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%	13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$(3.71)	$—	$58.71	10.40%[i]	$3,650.3	0.85%	0.84	%f§	0.38%[f]	20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%	16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%	13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$(4.82)	$0.00	$60.72	13.82%[c]	$5,061.4	0.85%	0.85	%§	0.36%	14%
Class R6
8/31/2018[g]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%	13%
8/31/2017[g]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$(3.75)	$—	$58.70	10.47%[i]	$3,603.6	0.77%	0.77	%f§	0.45%[f]	20%
8/31/2016[g]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%	16%
8/31/2015[g]	$60.73	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$(5.15)	$—	$56.48	1.75%	$2,798.0	0.78%	0.78%		0.52%	13%
8/31/2014[g]	$57.61	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$(4.86)	$0.00	$60.73	13.92%[c]	$2,690.7	0.78%	0.78	%§	0.45%	14%
Global Equity Fund
Institutional Class
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$—	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%	0.75%		0.74%	33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%		0.65%	16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%		0.64%	41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%	1.15%		0.35%	18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$(0.13)	$—	$11.22	19.67%	$38.9	1.72%	1.15%		0.54%	39%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class A
8/31/2018	$7.48	$0.03	$1.03	$1.06	$(0.03)	$—	$(0.03)	$—	$8.51	14.17%	$0.4	6.70%		1.11%		0.41%		33%
8/31/2017	$6.57	$0.01	$0.96	$0.97	$(0.01)	$(0.05)	$(0.06)	$—	$7.48	14.85%	$0.3	7.74%		1.25%		0.19%		16%
8/31/2016	$6.23	$0.02	$0.32	$0.34	$—	$—	$—	$—	$6.57	5.46%	$0.5	9.12%		1.51%		0.31%		41%
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$(4.54)	$—	$6.23	(3.47)%	$0.4	5.24%		1.51%		0.09%		18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$(0.09)	$—	$11.14	19.18%	$0.4	2.18%		1.51%		0.28%		39%
Class C
8/31/2018	$7.11	$(0.03)	$0.97	$0.94	$—	$—	$—	$—	$8.05	13.22%	$0.1	7.61%		1.86%		(0.40)%		33%
8/31/2017	$6.29	$(0.03)	$0.90	$0.87	$—	$(0.05)	$(0.05)	$—	$7.11	13.89%	$0.1	8.34%		1.98%		(0.47)%		16%
8/31/2016	$6.01	$(0.03)	$0.31	$0.28	$—	$—	$—	$—	$6.29	4.66%	$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$(4.46)	$—	$6.01	(4.21)%	$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$(0.09)	$—	$10.89	18.39%	$0.2	2.96%		2.26%		(0.54)%		39%
Global Real Estate Fund
Institutional Class
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%		1.01%		1.62%		48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%		1.01%		1.67%		61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$(0.09)	$—	$9.32	(5.92)%*	$1.9	13.21	%**‡	1.00	%**‡	1.22	%**‡	16%*
Class A
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%		1.37%		1.23%		48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%		1.37%		1.41%		61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$(0.08)	$—	$9.31	(6.19)%*	$0.6	13.62	%**‡	1.36	%**‡	0.94	%**‡	16%*
Class C
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%		2.12%		0.53%		48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%		2.12%		0.56%		61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$(0.04)	$—	$9.30	(6.64)%*	$0.2	15.16	%**‡	2.11	%**‡	0.11	%**‡	16%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater China Equity Fund
Institutional Class
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%	1.51%	0.03%	60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%	1.51%^^	0.72%	116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%	1.51%^^	0.44%	120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%	1.50%^^	0.75%	176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$(0.15)	$—	$12.17	21.37%	$72.1	1.83%	1.50%	0.90%	171%
Class A
8/31/2018	$15.86	$(0.08)	$0.80	$0.72	$(0.17)	$(1.64)	$(1.81)	$—	$14.77	4.02%	$10.2	2.01%	1.87%	(0.47)%	60%
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%	1.86%^^	1.38%	116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%	1.87%^^	(0.08)%	120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%	1.86%^^	0.34%	176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$(0.15)	$—	$12.14	21.07%	$1.7	2.30%	1.86%	1.19%	171%
Class C
8/31/2018	$15.43	$(0.16)	$0.75	$0.59	$(0.07)	$(1.64)	$(1.71)	$—	$14.31	3.26%	$0.3	2.80%	2.62%	(0.99)%	60%
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%	2.62%^^	(1.18)%	116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%	2.62%^^	(0.65)%	120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%	2.61%^^	(0.52)%	176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$(0.15)	$—	$12.03	20.09%	$0.1	2.85%	2.61%	(0.20)%	171%
Guardian Fund
Investor Class
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%	41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$(1.96)	$—	$17.12	17.60%[i]	$1,052.4	0.90%	0.89%[f]	0.77%[f]	37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%	0.93%	0.58%	99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%	0.87%	0.65%	31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$(2.01)	$0.00	$20.43	21.87%[c]	$1,165.1	0.88%	0.88%	0.83%	37%
Trust Class
8/31/2018[h]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%	41%
8/31/2017[h]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$(3.26)	$—	$17.82	17.37%[i]	$57.8	1.07%	1.04%[f]	0.60%[f]	37%
8/31/2016[h]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%	0.41%	99%
8/31/2015[h]	$25.44	$0.10	$(0.75)	$(0.65)	$(0.22)	$(4.40)	$(4.62)	$—	$20.17	(3.22)%	$103.8	1.06%	1.06%	0.46%	31%
8/31/2014[h]	$23.93	$0.15	$4.71	$4.86	$(0.15)	$(3.20)	$(3.35)	$0.00	$25.44	21.61%[c]	$136.6	1.06%	1.06%	0.64%	37%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Advisor Class
8/31/2018[h]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%	41%
8/31/2017[h]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$(2.41)	$—	$17.36	17.26%[i]	$0.1	1.38%	1.18%[f]	0.51%[f]	37%
8/31/2016[h]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31%§	0.20%	99%
8/31/2015[h]	$22.33	$0.00	$(0.68)	$(0.68)	$(0.06)	$(3.35)	$(3.41)	$—	$18.24	(3.66)%	$0.3	1.54%	1.50%	0.03%	31%
8/31/2014[h]	$20.71	$0.05	$4.12	$4.17	$(0.12)	$(2.43)	$(2.55)	$0.00	$22.33	21.27%[c]	$0.4	1.28%	1.28%	0.25%	37%
Institutional Class
8/31/2018[h]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%	41%
8/31/2017[h]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$(1.99)	$—	$17.13	17.72%[i]	$70.2	0.72%	0.71%[f]	0.94%[f]	37%
8/31/2016[h]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%	99%
8/31/2015[h]	$20.44	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$(2.81)	$—	$17.14	(2.84)%	$94.1	0.71%	0.71%	0.82%	31%
8/31/2014[h]	$18.59	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$(2.05)	$0.00	$20.44	22.03%[c]	$129.4	0.71%	0.71%	1.01%	37%
Class A
8/31/2018[h]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%	41%
8/31/2017[h]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$(3.32)	$—	$17.85	17.28%[i]	$5.6	1.10%	1.09%[f]	0.56%[f]	37%
8/31/2016[h]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%	99%
8/31/2015[h]	$25.69	$0.11	$(0.77)	$(0.66)	$(0.24)	$(4.48)	$(4.72)	$—	$20.31	(3.23)%	$79.3	1.07%	1.07%	0.46%	31%
8/31/2014[h]	$24.21	$0.15	$4.75	$4.90	$(0.17)	$(3.25)	$(3.42)	$0.00	$25.69	21.62%[c]	$73.8	1.09%	1.09%§	0.64%	37%
Class C
8/31/2018[h]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%	41%
8/31/2017[h]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$(2.51)	$—	$17.42	16.53%[i]	$1.6	1.84%	1.84%[f]	(0.20)%[f]	37%
8/31/2016[h]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%	(0.34)%	99%
8/31/2015[h]	$22.92	$(0.06)	$(0.71)	$(0.77)	$—	$(3.51)	$(3.51)	$—	$18.64	(4.01)%	$2.4	1.83%	1.83%	(0.30)%	31%
8/31/2014[h]	$21.29	$(0.04)	$4.22	$4.18	$(0.00)	$(2.55)	$(2.55)	$0.00	$22.92	20.71%[c]	$2.9	1.86%	1.86%§	(0.15)%	37%
Class R3
8/31/2018[h]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%	41%
8/31/2017[h]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$(2.43)	$—	$17.37	17.02%[i]	$0.5	1.38%	1.36%[f]	0.28%[f]	37%
8/31/2016[h]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%	0.15%	99%
8/31/2015[h]	$22.48	$0.02	$(0.69)	$(0.67)	$(0.10)	$(3.37)	$(3.47)	$—	$18.34	(3.53)%	$0.5	1.37%	1.36%	0.15%	31%
8/31/2014[h]	$20.83	$0.08	$4.11	$4.19	$(0.09)	$(2.45)	$(2.54)	$0.00	$22.48	21.29%[c]	$0.7	1.38%	1.36%	0.37%	37%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Investor Class
8/31/2018[h]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%		0.74%	32%
8/31/2017[h]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$(0.05)	$—	$12.58	15.97%[i]	$110.4	1.23%	0.73%[f]		1.34%[f]	27%
8/31/2016[h]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$(0.05)	$—	$10.90	4.60%	$104.0	1.26%	1.08%		1.20%	30%
8/31/2015[h]	$10.95	$0.10	$(0.51)	$(0.41)	$(0.08)	$—	$(0.08)	$—	$10.46	(3.71)%	$117.7	1.25%	1.02%		0.93%	25%
8/31/2014[h]	$9.85	$0.14	$1.05	$1.19	$(0.09)	$—	$(0.09)	$0.00	$10.95	12.14%[c]	$124.4	1.26%	1.07%		1.29%	34%
Trust Class
8/31/2018[h]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%		0.71%	32%
8/31/2017[h]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$(0.04)	$—	$12.57	15.92%[i]	$45.7	1.27%	0.74%[f]		1.29%[f]	27%
8/31/2016[h]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$(0.02)	$—	$10.88	4.59%	$48.4	1.30%	1.12%		1.15%	30%
8/31/2015[h]	$10.88	$0.09	$(0.50)	$(0.41)	$(0.04)	$—	$(0.04)	$—	$10.43	(3.82)%	$55.3	1.36%	1.13%		0.81%	25%
8/31/2014[h]	$9.79	$0.13	$1.04	$1.17	$(0.08)	$—	$(0.08)	$0.00	$10.88	12.02%[c]	$67.7	1.36%	1.16%		1.23%	34%
Institutional Class
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%	32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$(0.15)	$—	$12.66	15.82%[i]	$1,449.0	1.02%	0.85	%f§	1.19%[f]	27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$(0.14)	$—	$11.09	4.78%	$1,184.3	1.03%	0.85	%§	1.46%	30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$(0.20)	$—	$10.72	(3.51)%	$886.5	1.07%	0.85	%§	1.11%	25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$(0.20)	$0.00	$11.32	12.38%[c]	$887.3	1.07%	0.85%		1.49%	34%
Class A
8/31/2018[h]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%		0.63%	32%
8/31/2017[h]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21	%§	0.65%[f]	27%
8/31/2016[h]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$(0.03)	$—	$10.91	4.48%	$104.9	1.40%	1.21%		1.05%	30%
8/31/2015[h]	$10.96	$0.12	$(0.55)	$(0.43)	$(0.05)	$—	$(0.05)	$—	$10.48	(3.90)%	$91.0	1.43%	1.21	%§	1.09%	25%
8/31/2014[h]	$9.85	$0.13	$1.05	$1.18	$(0.07)	$—	$(0.07)	$0.00	$10.96	11.98%[c]	$26.2	1.45%	1.21%		1.23%	34%
Class C
8/31/2018[h]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$13.09	4.05%	$14.3	2.11%	1.96%		(0.06)%	32%
8/31/2017[h]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$12.58	14.48%	$13.2	2.14%	1.96	%§	0.04%[f]	27%
8/31/2016[h]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$10.99	3.70%	$14.7	2.16%	1.96%		0.37%	30%
8/31/2015[h]	$11.12	$0.00	$(0.51)	$(0.51)	$(0.01)	$—	$(0.01)	$—	$10.60	(4.61)%	$11.2	2.18%	1.96%		0.02%	25%
8/31/2014[h]	$10.03	$0.06	$1.06	$1.12	$(0.03)	$—	$(0.03)	$0.00	$11.12	11.16%[c]	$6.1	2.21%	1.96%		0.59%	34%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Class R6
8/31/2018[h]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$(0.14)	$—	$13.20	5.26%		$74.3	0.92%	0.78%	1.15%	32%
8/31/2017[h]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$(0.16)	$—	$12.67	15.85%		$134.6	0.94%	0.77%	1.31%[f]	27%
8/31/2016[h]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$(0.15)	$—	$11.11	5.02%		$46.7	0.96%	0.78%	1.49%	30%
8/31/2015[h]	$11.32	$0.14	$(0.53)	$(0.39)	$(0.21)	$—	$(0.21)	$—	$10.72	(3.49)%		$32.7	0.99%	0.77%§	1.24%	25%
Period from 9/3/2013^ to 8/31/2014[h]	$10.17	$0.08	$1.18	$1.26	$(0.11)	$—	$(0.11)	$0.00	$11.32	12.46	%*[c]	$21.9	1.12%**	0.79%**	0.73%**	34%[d]
International Select Fund
Trust Class
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$(0.10)	$—	$12.97	5.17%		$8.0	1.38%	1.16%	0.74%	44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$(0.12)	$—	$12.43	15.57%		$8.2	1.34%	1.18%	0.90%	27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$(0.09)	$—	$10.88	3.65%		$7.8	1.39%	1.25%	1.06%	22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$(0.12)	$—	$10.59	(4.47)%		$10.2	1.33%	1.25%	0.76%	24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.21	11.56%[c]		$13.0	1.33%	1.25%	1.19%	27%
Institutional Class
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$(0.14)	$—	$12.96	5.52%		$142.4	0.93%	0.81%	0.99%	44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$(0.16)	$—	$12.42	16.13%		$214.4	0.90%	0.83%	1.27%	27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$(0.13)	$—	$10.86	3.94%		$211.7	0.94%	0.90%	1.51%	22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$(0.16)	$—	$10.58	(4.18)%		$216.4	0.93%	0.90%	1.16%	24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$(0.14)	$0.00	$11.21	11.98%[c]		$211.6	0.93%	0.90%	1.58%	27%
Class A
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$(0.10)	$—	$12.87	5.12%		$3.9	1.31%	1.17%	0.63%	44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$(0.12)	$—	$12.34	15.60%		$4.9	1.27%	1.19%	0.87%	27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$(0.10)	$—	$10.80	3.69%		$4.6	1.33%	1.24%	1.25%	22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$(0.12)	$—	$10.51	(4.62)%		$3.8	1.31%	1.24%	0.71%	24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.14	11.69%[c]		$9.3	1.30%	1.24%	1.25%	27%
Class C
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$(0.01)	$—	$12.68	4.37%		$2.4	2.06%	1.92%	(0.02)%	44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$(0.04)	$—	$12.16	14.70%		$2.5	2.02%	1.94%	0.16%	27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$(0.02)	$—	$10.64	2.89%		$3.2	2.06%	2.00%	0.39%	22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$(0.04)	$—	$10.36	(5.23)%		$3.7	2.04%	2.00%	0.06%	24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$(0.03)	$0.00	$10.97	10.79%[c]		$4.6	2.05%	2.00%	0.42%	27%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class R3
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%		1.42%		0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%		1.44%		0.70%		27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%		1.51%		0.95%		22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%		1.51%		0.56%		24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$(0.09)	$0.00	$11.05	11.35%[c]	$2.2	1.55%		1.51%		1.03%		27%
Class R6
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%		0.74%		1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[d]
International Small Cap Fund
Institutional Class
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
Class A
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*
Class C
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Intrinsic Value Fund
Institutional Class
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%	1.00%	(0.35)%	25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%	1.00%	(0.35)%	26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%	1.00%	(0.38)%	17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%	1.00%	(0.41)%	22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$(0.57)	$0.00	$14.98	21.74%[c]	$252.0	1.13%	1.00%	(0.40)%	24%
Class A
8/31/2018	$15.67	$(0.12)	$3.23	$3.11	$—	$(0.85)	$(0.85)	$—	$17.93	20.58%	$20.0	1.41%	1.36%	(0.73)%	25%
8/31/2017	$13.68	$(0.10)	$2.30	$2.20	$—	$(0.21)	$(0.21)	$—	$15.67	16.20%	$18.2	1.43%	1.36%	(0.68)%	26%
8/31/2016	$14.06	$(0.10)	$0.42	$0.32	$—	$(0.70)	$(0.70)	$—	$13.68	2.58%	$44.5	1.48%	1.36%	(0.72)%	17%
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$(0.79)	$—	$14.06	0.96%	$44.3	1.50%	1.36%	(0.77)%	22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$(0.54)	$0.00	$14.76	21.31%[c]	$13.5	1.51%	1.36%	(0.77)%	24%
Class C
8/31/2018	$14.76	$(0.23)	$3.02	$2.79	$—	$(0.85)	$(0.85)	$—	$16.70	19.65%	$24.5	2.13%	2.11%	(1.47)%	25%
8/31/2017	$12.99	$(0.20)	$2.18	$1.98	$—	$(0.21)	$(0.21)	$—	$14.76	15.36%	$22.4	2.15%	2.11%	(1.45)%	26%
8/31/2016	$13.48	$(0.18)	$0.39	$0.21	$—	$(0.70)	$(0.70)	$—	$12.99	1.85%	$25.2	2.20%	2.11%	(1.47)%	17%
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$(0.79)	$—	$13.48	0.19%	$25.8	2.22%	2.11%	(1.52)%	22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$(0.54)	$0.00	$14.29	20.40%[c]	$12.7	2.26%	2.11%	(1.51)%	24%
Large Cap Value Fund
Investor Class
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%	153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$(1.07)	$—	$31.61	15.88%[i]	$1,148.5	0.87%	0.86%[f]	1.31%[f]	74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%	126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%	1.08%	153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$(5.44)	$0.00	$33.92	23.57%[c]	$1,238.3	0.85%	0.85%	1.04%	104%
Trust Class
8/31/2018[g]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%	153%
8/31/2017[g]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$(1.67)	$—	$31.63	15.77%[i]	$75.0	1.05%	1.01%[f]	1.16%[f]	74%
8/31/2016[g]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%	1.03%	126%
8/31/2015[g]	$38.50	$0.30	$(2.73)	$(2.43)	$(0.41)	$(6.26)	$(6.67)	$—	$29.40	(7.40)%	$108.2	1.05%	1.05%	0.88%	153%
8/31/2014[g]	$38.91	$0.31	$7.74	$8.05	$(0.58)	$(7.88)	$(8.46)	$0.00	$38.50	23.36%[c]	$141.1	1.05%	1.05%	0.83%	104%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Advisor Class
8/31/2018[g]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%		1.11%	153%
8/31/2017[g]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$(2.28)	$—	$31.62	15.51%[i]	$144.1	1.20%	1.19%[f]		0.98%[f]	74%
8/31/2016[g]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%		0.88%	126%
8/31/2015[g]	$43.19	$0.26	$(2.94)	$(2.68)	$(0.54)	$(8.56)	$(9.10)	$—	$31.41	(7.55)%	$162.3	1.20%	1.20%		0.73%	153%
8/31/2014[g]	$45.58	$0.30	$8.85	$9.15	$(0.76)	$(10.78)	$(11.54)	$0.00	$43.19	23.17%[c]	$216.1	1.20%	1.20%		0.69%	104%
Institutional Class
8/31/2018[g]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[g]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$(1.12)	$—	$31.60	16.04%[i]	$80.6	0.70%	0.69	%f§	1.50%[f]	74%
8/31/2016[g]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
8/31/2015[g]	$33.84	$0.37	$(2.49)	$(2.12)	$(0.34)	$(3.96)	$(4.30)	$—	$27.42	(7.03)%	$86.4	0.70%	0.70	%§	1.19%	153%
8/31/2014[g]	$32.30	$0.38	$6.60	$6.98	$(0.46)	$(4.98)	$(5.44)	$0.00	$33.84	23.74%[c]	$143.5	0.70%	0.70	%§	1.18%	104%
Class A
8/31/2018[g]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[g]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$(1.68)	$—	$31.62	15.65%[i]	$3.8	1.07%	1.07%[f]		1.11%[f]	74%
8/31/2016[g]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
8/31/2015[g]	$38.61	$0.32	$(2.77)	$(2.45)	$(0.42)	$(6.27)	$(6.69)	$—	$29.47	(7.44)%	$2.9	1.09%	1.09%		0.96%	153%
8/31/2014[g]	$39.05	$0.30	$7.77	$8.07	$(0.61)	$(7.90)	$(8.51)	$0.00	$38.61	23.31%[c]	$2.7	1.08%	1.08	%§	0.78%	104%
Class C
8/31/2018[g]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[g]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$(2.28)	$—	$31.67	14.84%[i]	$2.3	1.81%	1.81%[f]		0.36%[f]	74%
8/31/2016[g]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%	126%
8/31/2015[g]	$44.30	$0.04	$(3.01)	$(2.97)	$(0.39)	$(9.11)	$(9.50)	$—	$31.83	(8.11)%	$2.7	1.82%	1.82	%§	0.11%	153%
8/31/2014[g]	$47.34	$0.00	$9.16	$9.16	$(0.74)	$(11.46)	$(12.20)	$0.00	$44.30	22.37%[c]	$3.0	1.86%	1.86	%§	0.03%	104%
Class R3
8/31/2018[g]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%		1.00%	153%
8/31/2017[g]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$(2.23)	$—	$31.63	15.27%[i]	$0.2	1.43%	1.36%[f]		0.90%[f]	74%
8/31/2016[g]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%		0.75%	126%
8/31/2015[g]	$42.97	$0.19	$(2.92)	$(2.73)	$(0.46)	$(8.44)	$(8.90)	$—	$31.34	(7.64)%	$0.1	1.51%	1.36%		0.53%	153%
8/31/2014[g]	$45.27	$0.23	$8.80	$9.03	$(0.72)	$(10.61)	$(11.33)	$0.00	$42.97	22.94%[c]	$0.1	1.43%	1.36%		0.53%	104%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
8/31/2018[g]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%		(0.25)%	50%
8/31/2017[g]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$(0.64)	$—	$14.61	15.80%[i]	$445.9	0.93%	0.91%[f]		(0.28)%[f]	47%
8/31/2016[g]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$(1.15)	$0.01	$13.25	(1.70)%[e]	$415.1	0.95%	0.95%		(0.34)%	63%
8/31/2015[g]	$15.07	$(0.07)	$1.51	$1.44	$—	$(1.81)	$(1.81)	$—	$14.70	10.74%	$437.5	0.92%	0.92%		(0.50)%	50%
8/31/2014[g]	$13.73	$(0.07)	$2.41	$2.34	$—	$(1.00)	$(1.00)	$0.00	$15.07	17.54%[c]	$415.6	0.93%	0.93%		(0.47)%	63%
Trust Class
8/31/2018[g]	$14.62	$(0.05)	$3.73	$3.68	$—	$(1.32)	$(1.32)	$—	$16.98	26.65%	$77.6	0.95%	0.95%		(0.30)%	50%
8/31/2017[g]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$(0.36)	$—	$14.62	15.75%[i]	$52.0	0.97%	0.97%[f]		(0.34)%[f]	47%
8/31/2016[g]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$(0.65)	$0.02	$12.98	(1.77)%[e]	$66.7	0.98%	0.98%		(0.37)%	63%
8/31/2015[g]	$13.58	$(0.08)	$1.43	$1.35	$—	$(1.02)	$(1.02)	$—	$13.91	10.73%	$91.7	0.99%	0.99%		(0.58)%	50%
8/31/2014[g]	$12.07	$(0.07)	$2.13	$2.06	$—	$(0.55)	$(0.55)	$0.00	$13.58	17.40%[c]	$69.6	1.00%	1.00%		(0.54)%	63%
Advisor Class
8/31/2018[g]	$14.62	$(0.09)	$3.73	$3.64	$—	$(1.32)	$(1.32)	$—	$16.94	26.32%	$15.4	1.21%	1.21%		(0.56)%	50%
8/31/2017[g]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$(0.36)	$—	$14.62	15.47%[i]	$12.4	1.23%	1.23%[f]		(0.60)%[f]	47%
8/31/2016[g]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.01	(2.04)%[e]	$11.5	1.24%	1.24%		(0.63)%	63%
8/31/2015[g]	$13.66	$(0.12)	$1.44	$1.32	$—	$(1.01)	$(1.01)	$—	$13.97	10.39%	$10.7	1.25%	1.25%		(0.84)%	50%
8/31/2014[g]	$12.14	$(0.10)	$2.15	$2.05	$—	$(0.53)	$(0.53)	$0.00	$13.66	17.16%[c]	$10.3	1.26%	1.26%		(0.81)%	63%
Institutional Class
8/31/2018	$14.61	$(0.01)	$3.73	$3.72	$—	$(1.32)	$(1.32)	$—	$17.01	26.93%	$353.7	0.70%	0.70%		(0.05)%	50%
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$(0.62)	$—	$14.61	16.03%[i]	$321.5	0.72%	0.72%[f]		(0.09)%[f]	47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$(1.12)	$0.02	$13.20	(1.52)%[e]	$307.6	0.75%	0.75	%§	(0.14)%	63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75	%§	(0.34)%	50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$(1.00)	$0.00	$14.89	17.74%[c]	$382.5	0.75%	0.75%		(0.29)%	63%
Class A
8/31/2018[g]	$14.62	$(0.07)	$3.73	$3.66	$—	$(1.32)	$(1.32)	$—	$16.96	26.48%	$52.1	1.07%	1.07%		(0.42)%	50%
8/31/2017[g]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$(0.36)	$—	$14.62	15.58%[i]	$54.4	1.11%	1.11	%f§	(0.49)%[f]	47%
8/31/2016[g]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$(0.66)	$0.02	$13.00	(1.91)%[e]	$76.9	1.11%	1.11	%§	(0.51)%	63%
8/31/2015[g]	$13.64	$(0.09)	$1.43	$1.34	$—	$(1.03)	$(1.03)	$—	$13.95	10.55%	$102.3	1.11%	1.11	%§	(0.69)%	50%
8/31/2014[g]	$12.13	$(0.09)	$2.15	$2.06	$—	$(0.55)	$(0.55)	$—	$13.64	17.33%[c]	$100.7	1.13%	1.11%		(0.65)%	63%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class C
8/31/2018[g]	$14.64	$(0.19)	$3.72	$3.53	$—	$(1.32)	$(1.32)	$—	$16.85	25.49%	$11.6	1.85%	1.85	%§	(1.20)%	50%
8/31/2017[g]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%	47%
8/31/2016[g]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$(0.67)	$0.01	$13.13	(2.62)%[e]	$10.9	1.88%	1.86%		(1.24)%	63%
8/31/2015[g]	$13.99	$(0.20)	$1.47	$1.27	$—	$(1.06)	$(1.06)	$—	$14.20	9.72%	$8.4	1.88%	1.86%		(1.45)%	50%
8/31/2014[g]	$12.47	$(0.18)	$2.20	$2.02	$—	$(0.50)	$(0.50)	$0.00	$13.99	16.46%[c]	$6.0	1.91%	1.86%		(1.40)%	63%
Class R3
8/31/2018[g]	$14.63	$(0.11)	$3.72	$3.61	$—	$(1.32)	$(1.32)	$—	$16.92	26.11%	$15.6	1.36%	1.36	%§	(0.71)%	50%
8/31/2017[g]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%	47%
8/31/2016[g]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.04	(2.12)%[e]	$13.7	1.38%	1.36%		(0.74)%	63%
8/31/2015[g]	$13.71	$(0.13)	$1.44	$1.31	$—	$(1.02)	$(1.02)	$—	$14.00	10.29%	$12.7	1.37%	1.36%		(0.95)%	50%
8/31/2014[g]	$12.19	$(0.12)	$2.16	$2.04	$—	$(0.52)	$(0.52)	$0.00	$13.71	17.02%[c]	$8.3	1.38%	1.36%		(0.90)%	63%
Class R6
8/31/2018[g]	$14.61	$0.00	$3.73	$3.73	$—	$(1.32)	$(1.32)	$—	$17.02	26.99%	$433.5	0.63%	0.63%		0.02%	50%
8/31/2017[g]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$(0.62)	$—	$14.61	16.13%[i]	$262.4	0.65%	0.65%[f]		(0.02)%[f]	47%
8/31/2016[g]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$(1.12)	$0.01	$13.19	(1.44)%[e]	$193.7	0.66%	0.66%		(0.02)%	63%
8/31/2015[g]	$14.85	$(0.04)	$1.50	$1.46	$—	$(1.75)	$(1.75)	$—	$14.56	11.04%	$88.6	0.67%	0.67	%§	(0.26)%	50%
8/31/2014[g]	$13.52	$(0.03)	$2.37	$2.34	$—	$(1.01)	$(1.01)	$0.00	$14.85	17.89%[c]	$22.5	0.68%	0.68%		(0.21)%	63%
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2018	$22.98	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$(1.55)	$—	$24.12	12.20%	$40.2	1.21%	1.17%		0.49%	36%
8/31/2017	$19.71	$0.23	$3.15	$3.38	$(0.11)	$—	$(0.11)	$—	$22.98	17.19%[i]	$40.3	1.25%	1.01%[f]		1.06%[f]	31%
8/31/2016	$20.99	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$(2.23)	$—	$19.71	5.85%	$37.9	1.30%	1.15%		0.86%	29%
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$(2.29)	$—	$20.99	(1.09)%	$42.1	1.24%	1.05%		0.37%	50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$(1.19)	$0.00	$23.56	22.84%[c]	$43.4	1.31%	0.98%		1.21%	34%
Trust Class
8/31/2018	$18.86	$0.08	$2.11	$2.19	$(0.09)	$(1.44)	$(1.53)	$—	$19.52	12.17%	$10.2	1.37%	1.25%		0.42%	36%
8/31/2017	$16.24	$0.15	$2.58	$2.73	$(0.11)	$—	$(0.11)	$—	$18.86	16.85%[i]	$10.9	1.43%	1.25	%§f	0.82%[f]	31%
8/31/2016	$17.71	$0.12	$0.64	$0.76	$(0.10)	$(2.13)	$(2.23)	$—	$16.24	5.80%	$10.3	1.48%	1.25%		0.77%	29%
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$(2.24)	$—	$17.71	(1.31)%	$11.9	1.48%	1.25%		0.17%	50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$(1.16)	$0.00	$20.24	22.47%[c]	$14.4	1.57%	1.25	%§	0.97%	34%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Institutional Class
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%	0.81%	36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$(0.17)	$—	$23.00	17.40%[i]	$29.1	1.05%	0.85%[f]	1.19%[f]	31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%	1.18%	29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%	0.59%	50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$(1.24)	$0.00	$23.59	22.99%[c]	$18.0	1.17%	0.85%§	1.48%	34%
Class A
8/31/2018	$18.84	$0.09	$2.10	$2.19	$(0.08)	$(1.44)	$(1.52)	$—	$19.51	12.23%	$10.1	1.39%	1.21%	0.46%	36%
8/31/2017	$16.21	$0.16	$2.58	$2.74	$(0.11)	$—	$(0.11)	$—	$18.84	16.95%[i]	$8.6	1.43%	1.21%[f]	0.89%[f]	31%
8/31/2016	$17.70	$0.13	$0.62	$0.75	$(0.11)	$(2.13)	$(2.24)	$—	$16.21	5.76%	$13.3	1.49%	1.21%	0.81%	29%
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$(2.26)	$—	$17.70	(1.25)%	$14.8	1.47%	1.21%	0.20%	50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$(1.17)	$0.00	$20.24	22.60%[c]	$5.2	1.53%	1.21%§	0.96%	34%
Class C
8/31/2018	$18.37	$(0.05)	$2.04	$1.99	$(0.00)	$(1.44)	$(1.44)	$—	$18.92	11.37%	$2.4	2.14%	1.96%	(0.29)%	36%
8/31/2017	$15.88	$0.03	$2.52	$2.55	$(0.06)	$—	$(0.06)	$—	$18.37	16.09%[i]	$2.5	2.18%	1.96%[f]	0.15%[f]	31%
8/31/2016	$17.45	$0.01	$0.61	$0.62	$(0.06)	$(2.13)	$(2.19)	$—	$15.88	5.01%	$3.7	2.23%	1.96%	0.05%	29%
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$(2.14)	$—	$17.45	(2.02)%	$3.5	2.20%	1.96%	(0.53)%	50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$(1.07)	$0.00	$20.00	21.64%[c]	$1.9	2.28%	1.96%§	0.24%	34%
Class R3
8/31/2018	$18.78	$0.04	$2.09	$2.13	$(0.05)	$(1.44)	$(1.49)	$—	$19.42	11.92%	$2.3	1.65%	1.46%	0.21%	36%
8/31/2017	$16.19	$0.11	$2.57	$2.68	$(0.09)	$—	$(0.09)	$—	$18.78	16.62%	$1.5	1.69%	1.46%	0.63%	31%
8/31/2016	$17.70	$0.09	$0.62	$0.71	$(0.09)	$(2.13)	$(2.22)	$—	$16.19	5.54%	$1.4	1.75%	1.46%	0.56%	29%
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$(2.21)	$—	$17.70	(1.49)%	$1.2	1.73%	1.46%	0.03%	50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$(1.12)	$0.00	$20.23	22.23%[c]	$0.4	1.80%	1.46%	0.80%	34%
Multi-Cap Opportunities Fund
Institutional Class
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$(0.59)	$—	$18.67	20.27%[i]	$1,828.2	0.75%	0.75%[f]	0.68%[f]	23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%	18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%	27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$(0.33)	$0.00	$16.27	22.65%[c]	$2,566.4	0.74%	0.74%	1.06%	17%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class A
8/31/2018	$18.53	$0.05	$3.25	$3.30	$(0.04)	$(1.84)	$(1.88)	$—	$19.95	18.72%	$75.7	1.09%	1.09%	0.25%	23%
8/31/2017	$15.95	$0.06	$3.04	$3.10	$(0.07)	$(0.45)	$(0.52)	$—	$18.53	19.85%[i]	$53.5	1.10%	1.10%[f]	0.32%[f]	23%
8/31/2016	$15.18	$0.09	$1.17	$1.26	$(0.08)	$(0.41)	$(0.49)	$—	$15.95	8.53%	$73.0	1.11%	1.11%	0.62%	18%
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$(0.59)	$—	$15.18	(2.16)%	$102.8	1.10%	1.10%	0.47%	27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$(0.31)	$0.00	$16.13	22.17%[c]	$143.1	1.10%	1.10%	0.71%	17%
Class C
8/31/2018	$17.84	$(0.09)	$3.12	$3.03	$—	$(1.84)	$(1.84)	$—	$19.03	17.83%	$44.7	1.83%	1.83%	(0.49)%	23%
8/31/2017	$15.42	$(0.07)	$2.94	$2.87	$(0.00)	$(0.45)	$(0.45)	$—	$17.84	18.95%[i]	$40.7	1.84%	1.84%[f]	(0.40)%[f]	23%
8/31/2016	$14.73	$(0.02)	$1.13	$1.11	$(0.01)	$(0.41)	$(0.42)	$—	$15.42	7.73%	$39.6	1.85%	1.85%	(0.11)%	18%
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$(0.53)	$—	$14.73	(2.84)%	$46.1	1.84%	1.84%	(0.27)%	27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$(0.28)	$0.00	$15.71	21.30%[c]	$50.5	1.85%	1.85%	(0.01)%	17%
Real Estate Fund
Trust Class
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%	45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%	49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%	33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$(0.98)	$0.00	$14.70	22.36%[c]	$314.3	1.41%	1.04%	1.19%	36%
Institutional Class
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%	33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$(1.00)	$0.00	$14.74	22.63%[c]	$463.5	1.05%	0.85%	1.35%	36%
Class A
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$(0.95)	$0.00	$14.69	22.17%[c]	$171.9	1.43%	1.21%	1.02%	36%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class C
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$(0.85)	$0.00	$14.68	21.24%[c]	$40.4	2.20%	1.96%	0.26%	36%
Class R3
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$(0.85)	$—	$13.58	(1.94)%	$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$(0.92)	$0.00	$14.68	21.89%[c]	$23.5	1.67%	1.46%	0.71%	36%
Class R6
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%	45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%	49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$(0.95)	$—	$13.64	(1.26)%	$29.9	0.97%	0.78%	1.40%	33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$(1.02)	$0.00	$14.74	22.72%[c]	$26.3	0.98%	0.78%	1.33%	36%
Small Cap Growth Fund
Investor Class
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%	217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$32.90	21.99%[i]	$49.8	1.78%	1.20%[f]	(0.86)%[f]	215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%	164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$29.50	7.51%	$49.3	1.67%	1.21%	(0.96)%	336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$0.00	$27.44	13.58%[c]	$50.7	1.67%	1.21%	(0.85)%	284%
Trust Class
8/31/2018[h]	$32.88	$(0.43)	$12.93	$12.50	$—	$(0.47)	$(0.47)	$—	$44.91	38.45%	$4.4	1.86%	1.37%	(1.13)%	217%
8/31/2017[h]	$27.01	$(0.30)	$6.17	$5.87	$—	$—	$—	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%	215%
8/31/2016[h]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%	164%
8/31/2015[h]	$27.44	$(0.34)	$2.34	$2.00	$—	$—	$—	$—	$29.44	7.30%	$5.3	1.86%	1.40%	(1.15)%	336%
8/31/2014[h]	$24.21	$(0.28)	$3.51	$3.23	$—	$—	$—	$0.00	$27.44	13.35%[c]	$5.5	1.95%	1.40%	(1.02)%	284%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Advisor Class
8/31/2018[h]	$33.15	$(0.48)	$12.94	$12.46	$—	$(0.74)	$(0.74)	$—	$44.87	38.26%	$2.5	2.03%	1.51%	(1.27)%	217%
8/31/2017[h]	$27.27	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.15	21.58%[i]	$1.7	2.05%	1.51%[f]	(1.18)%[f]	215%
8/31/2016[h]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%	164%
8/31/2015[h]	$28.59	$(0.38)	$2.42	$2.04	$—	$—	$—	$—	$30.63	7.13%	$2.7	2.00%	1.51%	(1.26)%	336%
8/31/2014[h]	$25.24	$(0.32)	$3.67	$3.35	$—	$—	$—	$0.00	$28.59	13.27%[c]	$3.5	1.96%	1.51%	(1.15)%	284%
Institutional Class
8/31/2018[h]	$32.85	$(0.25)	$12.95	$12.70	$—	$(0.49)	$(0.49)	$—	$45.06	39.12%	$16.4	1.50%	0.90%	(0.66)%	217%
8/31/2017[h]	$26.86	$(0.17)	$6.16	$5.99	$—	$—	$—	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%	215%
8/31/2016[h]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%	164%
8/31/2015[h]	$27.11	$(0.19)	$2.32	$2.13	$—	$—	$—	$—	$29.24	7.84%	$20.7	1.44%	0.90%	(0.65)%	336%
8/31/2014[h]	$23.80	$(0.15)	$3.46	$3.31	$—	$—	$—	$0.00	$27.11	13.91%[c]	$19.0	1.48%	0.90%	(0.54)%	284%
Class A
8/31/2018[h]	$32.87	$(0.39)	$12.93	$12.54	$—	$(0.46)	$(0.46)	$—	$44.95	38.60%	$5.3	1.88%	1.26%	(1.02)%	217%
8/31/2017[h]	$26.97	$(0.27)	$6.17	$5.90	$—	$—	$—	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%	215%
8/31/2016[h]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%	164%
8/31/2015[h]	$27.32	$(0.30)	$2.34	$2.04	$—	$—	$—	$—	$29.36	7.45%	$5.1	1.83%	1.26%	(1.01)%	336%
8/31/2014[h]	$24.07	$(0.26)	$3.51	$3.25	$—	$—	$—	$0.00	$27.32	13.51%[c]	$4.4	1.81%	1.26%	(0.96)%	284%
Class C
8/31/2018[h]	$33.24	$(0.67)	$12.92	$12.25	$—	$(0.77)	$(0.77)	$—	$44.72	37.56%	$3.1	2.62%	2.01%	(1.77)%	217%
8/31/2017[h]	$27.47	$(0.50)	$6.27	$5.77	$—	$—	$—	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%	215%
8/31/2016[h]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%	164%
8/31/2015[h]	$29.16	$(0.55)	$2.50	$1.95	$—	$—	$—	$—	$31.11	6.68%	$2.3	2.58%	2.01%	(1.76)%	336%
8/31/2014[h]	$25.89	$(0.49)	$3.76	$3.27	$—	$—	$—	$0.00	$29.16	12.64%[c]	$1.8	2.57%	2.01%	(1.68)%	284%
Class R3
8/31/2018[h]	$33.14	$(0.48)	$12.95	$12.47	$—	$(0.74)	$(0.74)	$—	$44.87	38.29%	$2.2	2.17%	1.51%	(1.27)%	217%
8/31/2017[h]	$27.26	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%	215%
8/31/2016[h]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%	164%
8/31/2015[h]	$28.56	$(0.39)	$2.46	$2.07	$—	$—	$—	$—	$30.63	7.22%	$1.0	2.15%	1.51%	(1.25)%	336%
8/31/2014[h]	$25.22	$(0.32)	$3.66	$3.34	$—	$—	$—	$0.00	$28.56	13.24%[c]	$0.5	2.16%	1.51%	(1.15)%	284%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund
Investor Class
8/31/2018[g]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%	12%
8/31/2017[g]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$(1.55)	$—	$37.56	13.54%[i]	$732.6	0.85%	0.84%[f]	0.66%[f]	26%
8/31/2016[g]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%	25%
8/31/2015[g]	$37.01	$0.27	$(0.12)	$0.15	$(0.26)	$(3.61)	$(3.87)	$—	$33.29	0.29%	$758.0	0.85%	0.85%	0.76%	28%
8/31/2014[g]	$32.72	$0.31	$6.49	$6.80	$(0.30)	$(2.21)	$(2.51)	$0.00	$37.01	21.54%[c]	$821.1	0.86%	0.86%	0.87%	36%
Trust Class
8/31/2018[g]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%	12%
8/31/2017[g]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$(2.72)	$—	$37.58	13.41%[i]	$234.6	1.02%	1.01%[f]	0.51%[f]	26%
8/31/2016[g]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%	25%
8/31/2015[g]	$42.53	$0.23	$(0.11)	$0.12	$(0.42)	$(6.32)	$(6.74)	$—	$35.91	0.12%	$318.3	1.03%	1.03%	0.58%	28%
8/31/2014[g]	$38.95	$0.28	$7.62	$7.90	$(0.44)	$(3.88)	$(4.32)	$0.00	$42.53	21.32%[c]	$418.4	1.03%	1.03%	0.70%	36%
Institutional Class
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$(1.62)	$—	$37.55	13.78%[i]	$848.8	0.66%	0.66%[f]	0.84%[f]	26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$(2.56)	$0.00	$37.00	21.76%[c]	$706.5	0.68%	0.68%	1.06%	36%
Class A
8/31/2018[g]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%	12%
8/31/2017[g]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$(2.75)	$—	$37.58	13.36%[i]	$118.0	1.03%	1.03%[f]	0.48%[f]	26%
8/31/2016[g]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%	25%
8/31/2015[g]	$42.73	$0.23	$(0.11)	$0.12	$(0.44)	$(6.39)	$(6.83)	$—	$36.02	0.11%	$140.9	1.05%	1.05%	0.57%	28%
8/31/2014[g]	$39.16	$0.28	$7.64	$7.92	$(0.43)	$(3.92)	$(4.35)	$0.00	$42.73	21.28%[c]	$134.0	1.05%	1.05%	0.68%	36%
Class C
8/31/2018[g]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%	12%
8/31/2017[g]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$(2.59)	$—	$37.63	12.53%[i]	$56.6	1.78%	1.78%[f]	(0.27)%[f]	26%
8/31/2016[g]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%	25%
8/31/2015[g]	$43.29	$(0.08)	$(0.09)	$(0.17)	$(0.26)	$(6.61)	$(6.87)	$—	$36.25	(0.67)%	$52.2	1.79%	1.79%	(0.18)%	28%
8/31/2014[g]	$39.72	$(0.02)	$7.75	$7.73	$(0.11)	$(4.05)	$(4.16)	$0.00	$43.29	20.42%[c]	$44.5	1.80%	1.80%	(0.05)%	36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class R3
8/31/2018[g]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%
8/31/2017[g]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$(2.71)	$—	$37.59	13.04%[i]	$41.3	1.28%	1.28%[f]	0.21%[f]	26%
8/31/2016[g]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%	25%
8/31/2015[g]	$42.93	$0.13	$(0.09)	$0.04	$(0.36)	$(6.48)	$(6.84)	$—	$36.13	(0.12)%	$30.4	1.29%	1.29%	0.31%	28%
8/31/2014[g]	$39.35	$0.18	$7.69	$7.87	$(0.31)	$(3.98)	$(4.29)	$0.00	$42.93	21.02%[c]	$32.2	1.29%	1.29%	0.45%	36%
Class R6
8/31/2018[g]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%
8/31/2017[g]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$(1.64)	$—	$37.54	13.84%[i]	$361.3	0.59%	0.59%[f]	0.91%[f]	26%
8/31/2016[g]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%	0.96%	25%
8/31/2015[g]	$37.00	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$(3.95)	$—	$33.27	0.51%	$222.4	0.60%	0.60%	1.02%	28%
8/31/2014[g]	$32.68	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$(2.58)	$0.00	$37.00	21.88%[c]	$279.6	0.60%	0.60%	1.11%	36%
Value Fund
Institutional Class
8/31/2018	$18.14	$0.29	$1.97	$2.26	$(0.39)	$(1.39)	$(1.78)	$—	$18.62	12.98%	$7.2	2.67%	0.70%	1.59%	151%
8/31/2017	$15.72	$0.25	$2.29	$2.54	$(0.12)	$—	$(0.12)	$—	$18.14	16.18%	$10.8	2.20%	0.71%	1.47%	115%
8/31/2016	$14.35	$0.20	$1.61	$1.81	$(0.23)	$(0.21)	$(0.44)	$—	$15.72	13.23%	$9.1	2.68%	0.72%^^	1.40%	118%
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$(1.00)	$—	$14.35	(7.42)%	$13.1	1.82%	0.70%	1.24%	166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$(0.10)	$—	$16.51	22.98%	$12.6	2.41%	0.70%	1.12%	129%
Class A
8/31/2018	$18.02	$0.23	$1.95	$2.18	$(0.25)	$(1.39)	$(1.64)	$—	$18.56	12.56%	$2.3	3.13%	1.07%	1.26%	151%
8/31/2017	$15.62	$0.18	$2.29	$2.47	$(0.07)	$—	$(0.07)	$—	$18.02	15.83%	$2.7	2.60%	1.08%	1.08%	115%
8/31/2016	$14.25	$0.14	$1.60	$1.74	$(0.16)	$(0.21)	$(0.37)	$—	$15.62	12.70%	$3.8	3.08%	1.10%^^	1.02%	118%
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$(0.95)	$—	$14.25	(7.71)%	$7.3	2.21%	1.08%	0.84%	166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$(0.05)	$—	$16.40	22.43%	$8.0	2.80%	1.10%	0.74%	129%
Class C
8/31/2018	$17.52	$0.09	$1.90	$1.99	$(0.16)	$(1.39)	$(1.55)	$—	$17.96	11.72%	$3.3	3.82%	1.81%	0.53%	151%
8/31/2017	$15.33	$0.06	$2.22	$2.28	$(0.09)	$—	$(0.09)	$—	$17.52	14.92%	$3.5	3.31%	1.83%	0.37%	115%
8/31/2016	$14.02	$0.04	$1.57	$1.61	$(0.09)	$(0.21)	$(0.30)	$—	$15.33	11.92%	$0.5	3.87%	1.84%^^	0.29%	118%
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$(0.85)	$—	$14.02	(8.44)%	$0.5	2.98%	1.83%	0.07%	166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$16.18	21.56%	$0.6	3.57%	1.86%	(0.05)%	129%

See Notes to Financial Highlights

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Equity Income Class R3	—	—	—	—	1.32%
Focus Institutional Class	0.75%	—	—	—	—
Genesis Institutional Class	—	0.84%	0.85%	—	0.85%
Genesis Class R6	—	0.77%	0.78%	—	0.78%
Guardian Advisor Class	—	—	1.26%	—	—
Guardian Class A	—	—	—	—	1.08%
Guardian Class C	—	—	—	—	1.84%
International Equity Institutional Class	—	0.84%	0.85%	0.83%	—
International Equity Class A	—	1.20%	—	1.20%	—
International Equity Class C	—			1.96%
International Equity Class R6	—	—	—	0.76%	—
Large Cap Value Institutional Class	0.70%	0.69%	—	0.70%	0.70%
Large Cap Value Class A	—	—	—	—	1.08%
Large Cap Value Class C	—	—	—	1.82%	1.82%
Mid Cap Growth Institutional Class	—	—	0.73%	0.73%	—
Mid Cap Growth Class A	—	1.09%	1.10%	1.10%	—
Mid Cap Growth Class C	1.82%	1.86%	—	—	—
Mid Cap Growth Class R3	1.34%	—	—	—	—
Mid Cap Growth Class R6	—	—	—	0.67%	—
Mid Cap Intrinsic Value Trust Class	—	1.24%	—	—	1.23%
Mid Cap Intrinsic Value Institutional Class	—	—	—	—	0.82%
Mid Cap Intrinsic Value Class A	—	—	—	—	1.21%
Mid Cap Intrinsic Value Class C	—	—	—	—	1.94%

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the Line of Credit by Greater China Equity (2015, 2016 and 2017) and Value (2016) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Funds are required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater

Notes to Financial Highlights (cont'd)

China Equity and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2017	2016	2015
Greater China Equity Institutional Class	1.50%	1.51%	1.50%
Greater China Equity Class A	1.86%	1.87%	1.86%
Greater China Equity Class C	2.61%	2.62%	2.61%
Value Institutional Class	—	0.71%	—
Value Class A	—	1.10%	—
Value Class C	—	1.84%	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2018. Except for the Fund classes listed below, the class action proceeds received in 2017, 2016, 2015 and/or 2014, if any, had no impact on the respective Funds' total returns for the years ended August 31, 2017, 2016, 2015 and/or 2014. Had the Fund classes listed below not received class action proceeds in 2017, 2016, 2015 and/or 2014, total return based on per share NAV for the years ended August 31, 2017, 2016, 2015 and/or 2014 would have been:

	Year Ended August 31,
	2017	2016	2015	2014
Genesis Investor Class	—	—	—	13.62%
Genesis Trust Class	—	—	—	13.51%
Genesis Advisor Class	—	—	—	13.21%
Genesis Institutional Class	—	—	—	13.78%
Genesis Class R6	—	—	—	13.90%
Large Cap Value Investor Class	—	—	(7.26)%	—
Large Cap Value Trust Class	—	—	(7.45)%	—
Large Cap Value Advisor Class	—	—	—	—
Large Cap Value Institutional Class	—	—	(7.09)%	—
Large Cap Value Class A	—	—	(7.49)%	—
Large Cap Value Class R3	—	—	(7.71)%	—
Mid Cap Intrinsic Value Investor Class	—	—	—	22.79%
Mid Cap Intrinsic Value Trust Class	—	—	—	22.41%
Mid Cap Intrinsic Value Institutional Class	—	—	—	—
Mid Cap Intrinsic Value Class A	16.89%	—	—	—
Mid Cap Intrinsic Value Class R3	—	—	—	22.17%
Small Cap Growth Investor Class	21.91%	(3.27)%	7.07%	—
Small Cap Growth Trust Class	21.68%	(3.40)%	6.86%	—

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2017	2016	2015	2014
Small Cap Growth Advisor Class	21.47%	(3.50)%	6.72%	—
Small Cap Growth Institutional Class	22.23%	(2.99)%	7.41%	—
Small Cap Growth Class A	21.81%	(3.31)%	7.05%	—
Small Cap Growth Class C	20.94%	(4.02)%	6.37%	—
Small Cap Growth Class R3	21.47%	(3.54)%	6.81%	—

c  The voluntary contribution received in 2014 had no impact on the Funds' total return for the year ended August 31, 2014.

d  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2014 for International Equity and for the year ended August 31, 2017 for International Select.

e  The voluntary contributions listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended August 31, 2017. Had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

f  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%

Notes to Financial Highlights (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class A	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%

Notes to Financial Highlights (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

g  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

h  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

i  Except for the Fund classes listed below, total return would have been the same for the year ended August 31, 2017, if the Funds had not received the refund listed in Note G of the Notes to Financial Statements. Had the Funds not received the refund listed in Note G of the Notes to Financial Statements, the total return would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Value Fund (collectively referred to as the "Funds") (fifteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2018 and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fifteen of the series constituting Neuberger Berman Equity Funds) at August 31, 2018, the results of their operations, the changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting Neuberger Berman Equity Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Neuberger Berman Dividend Growth Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period from December 15, 2015 (commencement of operations) through August 31, 2016
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Value Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the five years in the period ended August 31, 2018
Neuberger Berman Global Real Estate Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the three years in the period ended August 31, 2018 and the period from December 30, 2014 (commencement of operations) through August 31, 2015
Neuberger Berman International Small Cap Fund	For the year ended August 31, 2018	For the year ended August 31, 2018 and the period from December 8, 2016 (commencement of operations) through August 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
October 22, 2018

Reports of Independent Registered Public Accounting Firms

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund , Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund (formerly Neuberger Berman Socially Responsive Fund) (the "Funds"), each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the periods indicated therein, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 19, 2018

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by
Robert Conti* (1956)	Trustee since 2008	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) Time Served(2)	Principal Occupation(s)(3) and Length of
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)

Chief Compliance Officer since 2018; Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016); Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) Time Served(2)	Principal Occupation(s)(3) and Length of
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

Neuberger Berman Dividend Growth, Equity Income, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and Value hereby designate $813,920, $76,230,556, $34,048,865, $1,500,693,296, $20,717, $27,157, $9,686,837, $68,277,430, $264,289, $20,737, $60,301,469, $74,608,119, $105,969,534, $6,606,057, $202,437,441, $27,203,723, $2,240,133, $137,173,706 and $876,768, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2018, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2018 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Dividend Growth	$1,101,404
Emerging Markets Equity	29,115,857
Equity Income	49,714,750
Focus	9,854,313
Genesis	121,342,154
Global Equity	81,089
Global Real Estate	74,724
Greater China Equity	2,019,267
Guardian	18,578,878
International Equity	39,556,376
International Select	4,274,780
International Small Cap	97,188
Intrinsic Value	5,008,707
Large Cap Value	32,289,107
Mid Cap Growth	7,812,864
Mid Cap Intrinsic Value	1,748,098
Multi-Cap Opportunities	25,992,045
Real Estate	11,975,214
Small Cap Growth	171,941
Sustainable Equity	34,095,645
Value	326,921

This page has been left blank intentionally

This page has been left blank intentionally

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/18

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has four audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, International Small Cap, Large Cap Value, Real Estate, and Value Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity Funds.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $692,555 and $716,555 for the fiscal years ended 2017 and 2018, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $137,280 and $140,040 for the fiscal years ended 2017 and 2018, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $166,950 and $164,450 for the fiscal years ended 2017 and 2018, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $33,000 and $33,600 for the fiscal years ended 2017 and 2018, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $166,950 and $164,450 for the fiscal years ended 2017 and 2018, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $33,000 and $33,600 for the fiscal years ended 2017 and 2018, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: October 29, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: October 29, 2018